UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

SCHEDULE 14A

__________________________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Lifeward Ltd.

(Name of the Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in Exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Lifeward Ltd.

2 Cabot Rd., Hudson, MA 01749, U.S.A.

Tel: +1 508.251.1154

 Dear Shareholder,

You are cordially invited to attend the 2026 Annual and Extraordinary General Meeting of Shareholders (the “Meeting”) of Lifeward Ltd. (“we,” the “Company” or “Lifeward”) to be held at 10:00 a.m. (Israel time) on Friday, October 30, 2026, at the law offices of Sullivan & Worcester Tel Aviv (Har-Even & Co.), 28 HaArba’a Street, HaArba’a Towers, North Tower, 14th Floor, Tel Aviv 6473925, Israel. We intend to hold the Meeting in person. In the event it is not possible or advisable to hold the Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. As always, we encourage you to vote your shares prior to the Meeting.

The agenda for the Meeting is set forth in the accompanying Notice of 2026 Annual and Extraordinary General Meeting of Shareholders and Proxy Statement.

For the reasons set forth in the accompanying Proxy Statement, our Board of Directors recommends that you vote “FOR” Proposals 1-8 and “EVERY YEAR” for Proposal 9 on the agenda for the Meeting.

We look forward to greeting personally those of you who are able to be present at the Meeting. However, whether or not you plan to attend the Meeting, it is important that your shares be represented. Accordingly, you are kindly requested to mark, sign, date and promptly mail the enclosed proxy card at your earliest convenience so that it will be received no later than 10:00 a.m. (Israel time) on Thursday, October 29, 2026, to be validly included in the tally of ordinary shares voted at the Meeting. Detailed proxy voting instructions are provided both in the Proxy Statement and on the proxy card.

If your ordinary shares are held in “street name,” that is, in a brokerage account or by a trustee or nominee, you should complete the voting instruction card that will be sent to you in order to direct your broker, trustee or nominee how to vote your shares. You may also be able to provide such voting instructions via the Internet.

Thank you for your continued cooperation.

Very truly yours, /s/ Avraham Gabay Avraham Gabay Chairman of the Board of Directors September 25, 2026

THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE

FIRST BEING MAILED TO SHAREHOLDERS ON OR ABOUT OCTOBER 7, 2026.

NOTICE OF ANNUAL AND EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

Lifeward Ltd.

2 Cabot Rd., Hudson, MA 01749, U.S.A.

Tel: +1 508.251.1154

To the shareholders of Lifeward Ltd.:

Notice is hereby given that the 2026 Annual and Extraordinary General Meeting of Shareholders (the “Meeting”) of Lifeward Ltd. (“we,” the “Company” or “Lifeward”) will be held at 10:00 a.m. (Israel time) on Friday, October 30, 2026, at the law offices of Sullivan & Worcester Tel Aviv (Har-Even & Co.), 28 HaArba’a Street, HaArba’a Towers, North Tower, 14th Floor, Tel Aviv 6473925, Israel. We intend to hold the Meeting in person. In the event it is not possible or advisable to hold the Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication.

The agenda of the Meeting will be as follows:

1.	To approve the re-election of the directors named in the attached proxy statement (the “Proxy Statement”), each as a Class III director of the board of directors of the Company (the “Board” or the “Board of Directors”), to serve until the 2029 annual general meeting of shareholders and until his successor has been duly elected and qualified, or until his office is vacated in accordance with the Company’s Eighth Amended and Restated Articles of Association (the “Articles of Association”) or the Israel Companies Law, 5759-1999 (the “Israel Companies Law”).

2.	To approve the election of the candidate named in the attached Proxy Statement as an “external director” (an “External Director”) within the meaning of the Israel Companies Law, to serve for a three-year term commencing as of November 11, 2026, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, and to approve his compensation.

3.	To approve the equity compensation payable to our directors (other than External Directors and directors who are employees of the Company).

4.	To approve the compensation payable to Mr. Josh Hexter, our Interim Chief Executive Officer.

5.	To approve the Company’s issuance of ordinary shares in excess of the exchange cap (the maximum number of shares that can be issued under Nasdaq rules without shareholder approval, upon the conversion or exercise of certain outstanding securities).

6.	To approve the renewal of the Company’s Compensation Policy for officers and directors for a period of three (3) years.

7.	To approve the re-appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2026, and until the Company’s 2027 annual general meeting of shareholders, and to authorize the Board, upon recommendation of the audit committee, to fix the remuneration of said independent registered public accounting firm.

8.	To approve, on an advisory basis, the Company’s executive compensation, commonly referred to as a “Say-on-Pay” vote.

9.	To approve, on an advisory basis, the frequency of the named executive officer compensation advisory vote.

10.	To report on the business of the Company for the year ended December 31, 2025, and review the 2025 financial statements.

11.	To act upon any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

The proposals above are described more fully in the accompanying Proxy Statement, which we urge you to read in its entirety.

For the reasons set forth in the accompanying Proxy Statement, our Board of Directors recommends that you vote “FOR” Proposals 1-8 and “EVERY YEAR” for Proposal 9 on the agenda for the Meeting.

The affirmative vote of a simple majority of the votes cast by shareholders in person or by proxy at the Meeting on the proposal (an “Ordinary Majority”) is necessary for the approval of each of Proposals 1-8. With respect to Proposal 9, the frequency receiving the greatest number of votes cast will be considered the frequency recommended by the shareholders. Under Israeli law, each of Proposals 2, 3, 4 and 6 requires, in addition to the affirmative vote of an Ordinary Majority, that either: (1) a majority of the voting power represented at the Meeting in person or by proxy and voting thereon, excluding the shares of controlling shareholders and of shareholders who have a personal interest in the approval of the resolution, be voted “FOR” the proposed resolution, or (2) the total number of shares of non-controlling shareholders and of shareholders who do not have a personal interest in the resolution voted against approval of the proposal does not exceed two percent of the outstanding voting power in the Company. More detailed information regarding this approval requirement appears below under “Questions and Answers About the Meeting – About the Voting Procedures at the Meeting.”

Only shareholders of record at the close of business on the record date of September 30, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. You are cordially invited to attend the Meeting in person.

If you are unable to attend the Meeting in person you are requested to complete, date and sign the enclosed proxy card and return it promptly in the pre-addressed envelope provided so that it is received by us at least 24 hours before the Meeting or vote by telephone or over the Internet if your voting instruction form describes such voting methods. Your proxy may be revoked at any time before it is voted if you return a later-dated proxy card or if you vote your shares in person at the Meeting if you are the record holder of the shares and can provide a copy of a certificate(s) evidencing your shares. If your shares are held in “street name,” meaning in the name of a bank, broker or other record holder, you must either direct the record holder of your shares on how to vote your shares or obtain a legal proxy from the record holder to vote the shares at the Meeting on behalf of the record holder as well as a statement from such record holder that it did not vote such shares on your behalf.

Further, if you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares only on routine matters, even if the broker does not receive voting instructions from you. Your broker does not have discretionary authority to vote on non-routine matters without instructions from you, in which case a “broker non-vote” will occur and your shares will not be voted on these matters. Except for Proposal No. 7 regarding the ratification and approval of the continued appointment of the Company’s independent registered public accounting firm, none of the Proposals at the Meeting is expected to be a routine matter. Accordingly, absent voting instructions from you, your broker is expected to have discretionary authority to vote your shares only with respect to Proposal No. 7.

Joint holders of shares should note that, pursuant to our Articles of Association, the vote of the senior of joint holders of any share who votes such share, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other registered holder(s) of such share, with seniority determined by the order in which the names of the joint holders appear in our Register of Shareholders. For the appointment of a proxy to vote shares held by joint holders to be valid, the signature of the senior of the joint holders must appear on the proxy card.

By Order of the Board of Directors, /s/ Avraham Gabay Avraham Gabay Chairman of the Board of Directors September 25, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL AND EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON

OCTOBER 30, 2026

You are urged to mark, date, sign and promptly return the proxy card in the envelope provided to you so that, if you are unable to attend the Meeting, your shares can be voted. The Notice and Proxy Statement and the 2025 Annual Report are available at http://ir.golifeward.com.

ii

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE MEETING	2

DATE THESE PROXY MATERIALS ARE FIRST BEING MAILED	9

PROPOSAL 1 – RE-ELECTION OF CLASS III DIRECTORS	10

PROPOSAL 2 – ELECTION OF EXTERNAL DIRECTOR AND APPROVAL OF HIS COMPENSATION	42

PROPOSAL 3 – APPROVAL OF THE EQUITY COMPENSATION PAYABLE TO OUR DIRECTORS (OTHER THAN EXTERNAL DIRECTORS AND DIRECTORS WHO ARE EMPLOYEES OF THE COMPANY)	44

PROPOSAL 4 – APPROVAL OF THE COMPENSATION PAYABLE TO JOSH HEXTER, OUR INTERIM CHIEF EXECUTIVE OFFICER	46

PROPOSAL 5 – APPROVAL OF THE COMPANY’S ISSUANCE OF ORDINARY SHARES IN EXCESS OF THE EXCHANGE CAP UNDER NASDAQ LISTING RULE 5635(d)	48

PROPOSAL 6 – APPROVAL OF THE RENEWAL OF THE COMPANY’S COMPENSATION POLICY FOR OFFICERS AND DIRECTORS FOR A PERIOD OF THREE (3) YEARS	51

PROPOSAL 7 – APPROVAL OF THE RE-APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUTHORIZATION OF THE BOARD TO FIX ITS REMUNERATION	52

PROPOSAL 8 – NON-BINDING SHAREHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION	54

PROPOSAL 9 – NON-BINDING SHAREHOLDER ADVISORY VOTE ON THE FREQUENCY OF FUTURE SHAREHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION	55

REVIEW OF THE COMPANY’S FINANCIAL STATEMENTS FOR 2025	59

PROPOSALS OF SHAREHOLDERS AT 2027 ANNUAL MEETING	59

OTHER BUSINESS	60

ADDITIONAL INFORMATION	60

APPENDIX A – EMPLOYMENT AGREEMENT WITH JOSH HEXTER	A-1

APPENDIX B – PROPOSED COMPENSATION POLICY FOR OFFICERS AND DIRECTORS	B-1

Lifeward Ltd.

2 Cabot Rd., Hudson, MA 01749, U.S.A.

Tel: +1 508.251.1154

PROXY STATEMENT

This Proxy Statement is being furnished to the holders of ordinary shares, no par value per share, of Lifeward Ltd. (“we,” the “Company”, or “Lifeward”) in connection with the solicitation of proxies by our Board of Directors (the “Board” or the “Board of Directors”) for use at the 2026 Annual and Extraordinary General Meeting of Shareholders (the “Meeting”) to be held at the law offices of Sullivan & Worcester Tel Aviv (Har-Even & Co.), 28 HaArba’a Street, HaArba’a Towers, North Tower, 14th Floor, Tel Aviv 6473925, Israel at 10:00 a.m. (Israel time) on Friday, October 30, 2026, and at any adjournment or postponement thereof, pursuant to the accompanying Notice of Annual and Extraordinary General Meeting of Shareholders. We are first making available this Proxy Statement and accompanying materials to shareholders on or about October 7, 2026.

The agenda of the Meeting will be as follows:

1.	To approve the re-election of the directors named in this Proxy, each as a Class III director of the Board, to serve until the 2029 annual general meeting of shareholders and until his successor has been duly elected and qualified, or until his or her office is vacated in accordance with the Company’s Eighth Amended and Restated Articles of Association (the “Articles of Association”) or the Israel Companies Law, 5759-1999 (the “Israel Companies Law”).

2.	To approve the election of the candidate for director named in this Proxy Statement as an “external director” (an “External Director”) within the meaning of the Israel Companies Law, to serve for a term of three years commencing as of November 11, 2026, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law and to approve his compensation.

3.	To approve the equity compensation payable to our directors (other than External Directors and directors who are employees of the Company).

4.	To approve the compensation payable to Mr. Josh Hexter, our new Interim Chief Executive Officer.

5.	To approve the Company’s issuance of ordinary shares in excess of the exchange cap (the maximum number of shares that can be issued under Nasdaq rules without shareholder approval, upon the conversion or exercise of certain outstanding securities).

6.	To approve the renewal of the Company’s Compensation Policy for officers and directors for a period of three (3) years.

7.	To approve the re-appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2026, and until the Company’s 2027 annual general meeting of shareholders, and to authorize the Board, upon recommendation of the audit committee, to fix the remuneration of said independent registered public accounting firm.

8.	To approve, on an advisory basis, the Company’s executive compensation, commonly referred to as a “Say-on-Pay” vote.

9.	To approve, on an advisory basis, the frequency of the named executive officer compensation advisory vote.

10.	To report on the business of the Company for the year ended December 31, 2025, and review the 2025 financial statements.

11.	To act upon any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

Currently, we are not aware of any other matters that will come before the Meeting. If any other matters properly come before the Meeting, the persons designated as proxies will retain discretion to vote in accordance with their judgment on such matters.

QUESTIONS AND ANSWERS ABOUT THE MEETING

GENERAL

Q:	When and where is the Annual and Extraordinary General Meeting of Shareholders being held?

A:	The Meeting will be held on Friday, October 30, 2026, at 10:00 a.m. (Israel time) at the law offices of Sullivan & Worcester Tel Aviv (Har-Even & Co.), 28 HaArba’a Street, HaArba’a Towers, North Tower, 14th Floor, Tel Aviv 6473925, Israel. As always, we encourage you to vote your shares prior to the Meeting. We intend to hold the Meeting in person. In the event it is not possible or advisable to hold the Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication.

Q:	Who can attend the Meeting?

A:	Any shareholder of the Company as of the Record Date (as defined above) may attend. Please note that space limitations make it necessary to limit attendance to shareholders. Admission will be on a first-come, first-served basis. Current proof of ownership of the Company’s shares as of the Record Date, as well as a form of personal photo identification, must be presented in order to be admitted to the Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must bring a current brokerage statement or other form of proof reflecting ownership as of the Record Date with you to the Meeting. No cameras, recording equipment, electronic devices, use of cell phones or other mobile devices, large bags or packages will be permitted at the Meeting.

Q:	Who is entitled to vote?

A:	Only holders of ordinary shares at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Each shareholder is entitled to one vote for each ordinary share owned as of the Record Date. Ordinary shares held in our treasury, which are not considered outstanding, will not be voted. At the close of business on September 23, 2026, there were 2,832,016 ordinary shares outstanding entitled to vote and there were no outstanding shares of any other class.

Joint holders of shares should note that, pursuant to our Articles of Association, the vote of the senior of joint holders of any share who votes such share, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other registered holder(s) of such share, with seniority determined by the order in which the names of the joint holders appear in our Register of Shareholders. For the appointment of a proxy to vote shares held by joint holders to be valid, the signature of the senior of the joint holders must appear on the proxy card.

HOW TO VOTE YOUR SHARES

Q:       How do I vote?

A:	You may vote in person. Ballots will be passed out at the Meeting to anyone who wants to vote at the Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. If you are a shareholder of record, meaning that your shares are held directly in your name, you may vote in person at the Meeting. However, if your shares are held in “street name” (that is, though a bank, broker or other nominee), you must first obtain a signed proxy from the record holder (that is, your bank, broker or other nominee) before you vote at the Meeting.

“Street name” holders may also vote by phone or through an Internet website. If you hold your shares in “street name” (e.g., through a broker, bank or other nominee), then you should have received this Proxy Statement from the bank, broker or other nominee, along with its proxy card with voting instructions (including voting by phone or through an Internet website) and instructions on how to change your vote. Thus, if you are a “street name” holder, your votes will be processed based on your instructions to your bank, broker or other nominee on how to vote the ordinary shares. Because you are not a shareholder of record, you may not vote those shares directly at the Meeting unless you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares directly, giving you the right to vote the shares at the Meeting.

You may vote by mail. Both shareholders of record and “street name” holders can do this by completing the proxy card (for shareholders of record) or voting instruction card (for “street name” holders) and returning it in the enclosed, prepaid and addressed envelope. If you return a signed card but do not provide voting instructions, your shares will be voted as recommended by the Board.

Q:	What is the difference between holding shares as a shareholder of record and holding shares in “street name”? Will my shares be voted if I do not provide my proxy?

A:	Many Lifeward shareholders hold their shares in “street name,” meaning through a bank, broker or other nominee rather than directly in their own name. As explained in this Proxy Statement, there are some distinctions between shares held of record and shares owned in “street name.”

Shareholders of Record

If your shares are registered directly in your name with our transfer agent Equiniti Trust Company, LLC of New York, New York, you are considered, with respect to those shares, the shareholder of record. In such case, these proxy materials are being sent directly to you. If you are a shareholder of record, you have the right to grant your voting proxy directly to Lifeward or to vote in person at the Meeting. If you hold your shares directly in your own name and do not provide a proxy, your shares will not be voted.

“Street Name” Holders (Beneficial Owners)

If your shares are held through a bank, broker or other nominee, they are considered to be held in “street name” and you are the beneficial owner. If your shares are held in street name, these proxy materials are being forwarded to you by your bank, broker or other nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct the bank, broker or other nominee on how to vote your shares for the Meeting. You also may attend the Meeting. However, because you are not the shareholder of record, you may not vote these shares in person at the Meeting, unless you first obtain a signed proxy from the record holder (your bank, broker or other nominee) giving you the right to vote the shares. Your bank, broker or other nominee has enclosed a voting instruction card for you to use in directing the bank, broker or other nominee regarding how to vote your shares.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares without your instructions only on routine matters. Your broker does not have discretionary authority to vote on non-routine matters without instructions from you, in which case a “broker non-vote” will occur and your shares will not be voted on these matters. Only Proposal 7 will be a routine matter, and accordingly your broker is not expected to have discretionary authority to vote on any of the other matters at the Meeting without instructions from you. In the event of a broker non-vote, the shares held by you will be included in determining the presence of a quorum at the Meeting but are not considered “present” for purposes of voting on the proposals. It is important for a shareholder that holds ordinary shares through a bank, broker or other nominee to instruct its bank, broker or other nominee regarding how to vote its shares if the shareholder wants its shares to count towards the vote tally for a given proposal.

Q:	Does Lifeward recommend I vote in advance of the Meeting?

A:	Yes. Even if you plan to attend the Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the Meeting.

Q:	If I vote by proxy, can I change my vote or revoke my proxy?

A:	Yes. You may change your proxy instructions at any time prior to the vote at the Meeting. If you are a shareholder of record, you may do this by:

•	filing a written notice of revocation with our Interim Chief Executive Officer, delivered to our address above;

•	delivering a timely later-dated proxy card or voting instruction form; or

•	attending the Meeting and voting (attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request).

If you hold shares through a bank, broker or other nominee, you may revoke any prior voting instructions by contacting that firm or by voting via “legal proxy” at the Meeting.

Q:	How are my votes cast when I submit a proxy vote?

A:	When you submit a proxy vote, you appoint Josh Hexter and Avraham Gabay, or either of them, as your representative(s) at the Meeting. Your shares will be voted at the Meeting as you have instructed.

Upon the receipt of a properly submitted proxy card, which is received by 10:00 a.m. (Israel time), on Thursday, October 29, 2026, which is 24 hours prior to the Meeting, and not revoked prior to the Meeting, or which is presented to the chairperson at the Meeting, the persons named as proxies will vote the ordinary shares represented thereby at the Meeting in accordance with your instructions, or if no instructions are received, the persons named as proxies will vote in accordance with the Board’s recommendations as indicated in the instructions outlined on the proxy card.

Q:	What does it mean if I receive more than one proxy card from the Company?

A:	It means that you have multiple accounts at the transfer agent or with brokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

ABOUT THE VOTING PROCEDURES AT THE MEETING

Q:	What constitutes a quorum?

A:	In order for us to conduct business at the Meeting, two or more shareholders must be present, in person or by proxy, representing at least 33-1/3% of the ordinary shares outstanding as of the Record Date. This is referred to as a quorum.

Ordinary shares represented in person or by proxy (including broker non-votes and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for purposes of determining whether a quorum exists. As discussed further above, a “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner attends the Meeting but does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Abstentions and broker non-votes will be counted as present in determining if a quorum is present.

Q:	What happens if a quorum is not present?

A:	If a quorum is not present, the Meeting will be adjourned to the same day at the same time the following week, or to such day and at such time and place as the Chairman of the meeting may determine with the consent of the holders of a majority of the shares present in person or by proxy and voting on the question of adjournment.

Q:	How will votes be counted?

A:	Each outstanding ordinary share is entitled to one vote for each proposed resolution to be voted on at the Meeting. Our Articles of Association do not provide for cumulative voting.

Q:	What are the requirements for approval of each of the proposals and how will votes (and discretionary voting) be handled?

A:	The following chart details the votes required for each of the proposals, the treatment of abstentions and broker non-votes for each of the proposals, and whether the proposals permit discretionary voting.

Proposal	Votes Required	Treatment of Abstentions and Broker Non-Votes	Broker Discretionary Voting
Proposals 1.a. and 1.b.: re-election of two Class III directors for a three-year term expiring in 2029	Affirmative vote of a simple majority of the votes cast by shareholders in person or by proxy at the Meeting on the proposal (an “Ordinary Majority”).	Abstentions and broker non-votes will have no effect on the outcome of the vote.	No
Proposal 2: Election of External Director named in this Proxy Statement for a three-year term commencing as of November 11, 2026 and approval of his compensation	Affirmative vote of an Ordinary Majority. In addition, a Special Majority, as discussed below, is required under Israeli law for approval of Proposal 2.	Abstentions and broker non-votes will have no effect on the outcome of the vote.	No
Proposal 3: Approval of the equity compensation payable to our directors (other than External Directors and directors who are employees of the Company)	Affirmative vote of an Ordinary Majority. In addition, a Special Majority, as discussed below, is required under Israeli law for approval of Proposal 3.	Abstentions and broker non-votes will have no effect on the outcome of the vote.	No
Proposal 4: Approval of the compensation payable to Josh Hexter, our Interim Chief Executive Officer	Affirmative vote of an Ordinary Majority. In addition, a Special Majority, as discussed below, is required under Israeli law for approval of Proposal 4.	Abstentions and broker non-votes will have no effect on the outcome of the vote.	No
Proposal 5: Approval of the Company’s issuance of ordinary shares in excess of the exchange cap (the maximum number of shares that can be issued under Nasdaq rules without shareholder approval, upon the conversion or exercise of certain outstanding securities)	Affirmative vote of an Ordinary Majority.	Abstentions and broker non-votes will have no effect on the outcome of the vote.	No
Proposal 6: Approval of the renewal of the Company’s Compensation Policy for officers and directors for a period of three (3) years	Affirmative vote of an Ordinary Majority. In addition, a Special Majority, as discussed below, is required under Israeli law for approval of Proposal 6.	Abstentions and broker non-votes will have no effect on the outcome of the vote.	No
Proposal 7: Re-appointment of the Company’s independent registered public accounting firm and authorization of the Board, upon the recommendation of the Audit Committee, to fix its remuneration	Affirmative vote of an Ordinary Majority.	Abstentions will have no effect on the outcome of the vote. Because brokers are expected to have discretionary authority to vote on Proposal 7, broker non-votes are not expected with respect to this proposal.	Yes
Proposal 8: Approval, on an advisory basis, of the compensation of the Company’s named executive officers	Affirmative vote of an Ordinary Majority.	Abstentions and broker non-votes will have no effect on the outcome of the vote.	No
Proposal 9: Approval, on an advisory basis, of the frequency for future advisory votes on the Company’s named executive officer compensation	The frequency receiving the greatest number of votes cast—every year, every two years or every three years—will be considered the frequency recommended by the shareholders.	Abstentions and broker non-votes will have no effect on the outcome of the vote.	No

Special Majority

Under Israeli law, each of Proposals 2, 3, 4, and 6 requires, in addition to the affirmative vote of an Ordinary Majority, that either: (1) a simple majority of shares voted at the Meeting, excluding the shares of controlling shareholders and of shareholders who have a personal interest in the approval of the resolution, be voted “FOR” the proposed resolution, or (2) the total number of shares of non-controlling shareholders and of shareholders who do not have a personal interest in the resolution voted against approval of the resolution does not exceed two percent of the outstanding voting power in the Company. We refer to this threshold in this Proxy Statement as a “Special Majority”.

The term “controlling shareholder” means a shareholder having the ability to direct the activities of a company, other than by virtue of being an office holder. A shareholder is presumed to be a controlling shareholder if the shareholder holds 50% or more of the voting rights in a company or has the right to appoint the majority of the directors of the company or its general manager. Upon the closing of the Oratech Acquisition (as defined below), Oramed Pharmaceuticals Inc. (“Oramed”) holds 44.2% of the outstanding voting power of the Company and was determined to be the controlling shareholder of the Company under the Israeli Companies Law definition.

Under the Israel Companies Law, a “personal interest” of a shareholder (i) includes a personal interest of the shareholder and any member of the shareholder’s family, family members of the shareholder’s spouse, or a spouse of any of the foregoing, or a personal interest of a company with respect to which the shareholder (or such family member) serves as a director or chief executive officer, owns at least 5% of the shares or has the right to appoint a director or chief executive officer, and (ii) excludes an interest arising solely from the ownership of our ordinary shares. Under the Israel Companies Law, in the case of a person voting by proxy for another person, “personal interest” includes a personal interest of either the proxy holder or the shareholder granting the proxy, whether or not the proxy holder has discretion how to vote. If you do not have a personal interest in this matter, you may assume that using the form of proxy enclosed herewith will not create a personal interest.

Under the Israel Companies Law, every voting shareholder is required to notify the Company whether such shareholder is a Controlling Shareholder or has a Personal Interest. To avoid confusion, every shareholder voting by means of the enclosed proxy card or voting instruction form, or via telephone or internet voting, will be deemed to confirm to the Company that such shareholder is NOT a Controlling Shareholder and does not have a Personal Interest. If you are a Controlling Shareholder or have a Personal Interest (in which case your vote will count only for or against the Ordinary Majority, and not for or against the Special Majority, required for approval of each of Proposals 2, 3, 4, and 6), please notify the Company’s Interim Chief Executive Officer, by telephone at phone number +972 4 959 0123 or by email at Josh.hexter@golifeward.com. If your shares are held in “street name” by your broker, bank or other nominee and you are a Controlling Shareholder or have a Personal Interest, you should notify your broker, bank or other nominee of that status, and they in turn should notify the Company as described in the preceding sentence.

Q:	How will my shares be voted if I do not provide instructions on the proxy card?

A:	If you are the record holder of your shares and return a properly executed proxy card to us at least 24 hours before the Meeting, but do not specify on your proxy card how you want to vote your shares, your shares will be voted as to each of the proposals in accordance with the recommendation of the Board, as follows:

1.a. “FOR” the re-election of Haggai Zamir as a Class III director of the Board, to serve until the 2029 annual general meeting of shareholders and until his successor has been duly elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law.

1.b. “FOR” the re-election of Avi Gabay as a Class III director of the Board, to serve until the 2029 annual general meeting of shareholders and until his successor has been duly elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law.

2. “FOR” the election of Ariel Kallner as an External Director, to serve for a term of three years commencing as of November 11, 2026, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law.

3. “FOR” the approval of the equity compensation payable to our directors (other than External Directors and directors who are employees of the Company).

4. “FOR” the approval of the compensation payable to Josh Hexter, our Interim Chief Executive Officer.

5. “FOR” the approval of the Company’s issuance of ordinary shares in excess of the exchange cap (the maximum number of shares that can be issued under Nasdaq rules without shareholder approval, upon the conversion or exercise of certain outstanding securities).

6. “FOR” the approval of the renewal of the Company’s compensation policy for officers and directors for a period of three (3) years.

7. “FOR” the re-appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2026 and until the Company’s 2027 annual general meeting of shareholders, and the authorization of the Board, upon the recommendation of the Audit Committee, to fix its remuneration.

8. “FOR” the approval, on an advisory basis, of the Company’s executive compensation, commonly referred to as a “Say-on-Pay” vote.

9. “EVERY YEAR” for the preferred frequency of future advisory votes on the Company’s named executive officer compensation.

The named proxies will act in accordance with the best judgment of the named proxies on any other matters properly brought before the annual meeting and any postponement(s) or adjournment(s) thereof to the extent permitted under Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”).

HOW TO FIND VOTING RESULTS

Q:	Where do I find the voting results of the Meeting?

A:	We plan to announce preliminary voting results at the Meeting. The final voting results will be reported following the Meeting on the “Investors” portion on our website at www.golifeward.com and in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission (the “SEC”) within four business days after the Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

SOLICITATION OF PROXIES

Q:	Who will bear the costs of solicitation of proxies for the Meeting?

A:	Lifeward will bear the costs of solicitation of proxies for the Meeting. In addition to solicitation by mail, directors, officers and employees of Lifeward may solicit proxies from shareholders by telephone, in person or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of ordinary shares held of record by them, and such custodians will be reimbursed by Lifeward for their reasonable out-of-pocket expenses.

HOW TO FIND MORE INFORMATION

Q:	Who can I contact for more information or questions about the Meeting or the Proposals on the agenda for the Meeting?

A:	For more information or questions about the Meeting or any of the Proposals on the agenda for the Meeting, please contact the Company’s Interim Chief Executive Officer, Josh Hexter, by telephone at phone number +972 4 959 0123 or by email at Josh.hexter@golifeward.com.

POSITION STATEMENTS

Q:	Can a shareholder express an opinion on a proposal prior to the Meeting?

A:	In accordance with the Israel Companies Law and regulations promulgated thereunder, any Lifeward shareholder may submit a position statement on its behalf, expressing its position on an agenda item for the Meeting, to Lifeward Ltd., 3 Hatnufa Street, 6th Floor, Yokneam Ilit, Israel, Attention: Interim Chief Executive Officer, or by email to Josh.hexter@golifeward.com, no later than October 20, 2026. Position statements must be in English and otherwise must comply with applicable law. We will make publicly available any valid position statement that we receive.

DATE THESE PROXY MATERIALS ARE FIRST BEING MAILED

We are first mailing this Proxy Statement and accompanying materials to shareholders on or about October 7, 2026. This Proxy Statement and our 2025 Annual Report are also available at http://ir.golifeward.com. Information contained on, or that can be accessed through, our website does not constitute a part of this Proxy Statement and is not incorporated by reference herein.

PROPOSAL 1

RE-ELECTION OF CLASS III DIRECTORS

Our Board currently consists of eight seats six of which are occupied. Our Articles of Association provide that our Board may consist of not less than five and not more than thirteen directors, including two external directors. Immediately following the Meeting, assuming the election of the Director nominees and approval of this Proposal and Proposal No. 2, we anticipate that seven directors will be serving on our Board.

Under our Articles of Association, our directors (other than our external directors, who are discussed in Proposal No. 2) are divided into three classes. On September 14, 2026, in accordance with our Articles of Association, our Board reassigned Yonason Greenwald from Class III to Class II. Of our five classified directors, Class I currently consists of one member, Class II currently consists of two members and Class III currently consists of two members. We currently have one external director. At each annual general meeting of our shareholders, directors are elected or re-elected for a term of office that expires at the third annual meeting following such election or re-election, such that, each year, the term of office of one class of directors expires.

Each director serves through the term of his or her class, except in the event of his or her earlier death, resignation, removal or termination otherwise. The term of each of Haggai Zamir and Avraham Gabay, our two Class III directors, expires at the Meeting.

Our Board has nominated Haggai Zamir and Avraham Gabay (the “Director Nominees”) as Class III directors to serve until the 2029 annual general meeting of shareholders.

On January 12, 2026, we entered into a Share Purchase Agreement (“Share Purchase Agreement”) with Oramed and Oratech Pharma, Inc. (“Oratech”), then a wholly-owned subsidiary of Oramed, pursuant to which we agreed to acquire all of the outstanding equity interests in Oratech. On March 25, 2026, we completed our acquisition of Oratech (the “Oratech Acquisition”). At the closing of the transaction, we issued an aggregate 2,256,476 of our ordinary shares and pre-funded warrants to purchase ordinary shares, consisting of 1,250,363 ordinary shares and pre-funded warrants to purchase 1,006,113 ordinary shares. The 1,250,363 ordinary shares issued represented 45.0% of our outstanding ordinary shares immediately following the closing. As additional consideration to Oramed, the Company also issued 1,296,296 warrants to purchase ordinary shares and agreed to pay Oramed certain quarterly revenue sharing payments based on sales of our ReWalk Personal Exoskeleton products and related extended warranties. In connection with the closing, on March 25, 2026, two of our then-current directors, Dr. John William Poduska and Randel Richner, resigned from the Board, the size of the Board was increased from five to eight, and Nadav Kidron, Miriam Kidron, Ph.D., and Yehuda Reznick were appointed as Class III, Class II and Class I directors, respectively. In addition, Moshe Rozenbaum and William Mark Sigsbee were elected our External Directors. Mr. Kidron serves as Chief Executive Officer and Director of Oramed, which he co-founded in 2006, Dr. Kidron serves as Chief Scientific Officer and Director of Oramed, which she co-founded in 2006, and Yehuda Reznick serves as a director of Oramed.

Effective August 13, 2026, Robert J. Marshall Jr., Michael Swinford and William Mark Sigsbee resigned from the Board. On August 14, 2026, the Board appointed Yonason Greenwald and Haggai Zamir as Class III directors. On August 20, 2026, the Board appointed Avraham Gabay as a Class III director and Chair of the Board, and Nadav Kidron resigned from the Board. Mark Grant subsequently resigned from the Board effective August 31, 2026. On September 14, 2026, the Board reclassified Mr. Greenwald from a Class III director to a Class II director. As a result, our Board currently has eight seats, six of which are occupied.

Except as described above in connection with the Oratech Acquisition, there are no arrangements or understandings between any director or any Director Nominee for directorship and any other person pursuant to which such director or Director Nominee was selected as director or nominee.

Each Director Nominee has consented to being named in this Proxy Statement and to serve if elected and has advised us that he has the qualifications and time required for the performance of his duties as a director, and that there are no legal restrictions preventing him from assuming such office.

Director Nominees

Haggai Zamir, 51, is a highly accomplished industrial and management engineer with extensive leadership experience in managing large-scale manufacturing facilities, strategic operational planning, and budget oversight. Since 2024, Mr. Zamir has been an entrepreneur and project developer in the tourism sector. Between 2021 and 2023, Mr. Zamir served as a Construction Project Manager at Atidim Ltd. Prior to that, Mr. Zamir concluded a distinguished military career in the Israel Defense Forces Technology and Maintenance Corps, retiring at the rank of Lieutenant Colonel. In such capacity, Mr. Zamir managed various manufacturing facilities, co-formulated strategic work plans and oversaw operations, logistics, procurement, and inventory, led organization-wide policies in production engineering, operations research, information systems, and quality control, and supervised large groups of employees. Additionally, Mr. Zamir has significant governance and policy-led leadership experience, having served as a Board Member (Community Steering Committee Member) and Committee Chairman for his local municipality. Mr. Zamir received a B.Sc. from Ariel University in Industrial and Management Engineering. We believe that Mr. Zamir’s extensive experience in manufacturing and industrial oversight operational risk management and executive leadership in complex and highly dynamic environments together with his corporate oversight and strategic advisory capabilities, provides him with the qualifications and skills to serve as a member of our Board.

Avraham (Avi) Gabay, 41, is an experienced financial executive, certified public accountant and attorney with extensive public-company finance, corporate governance and capital-markets experience. Mr. Gabay has served as Chief Financial Officer, Treasurer and Secretary of Oramed and its wholly owned Israeli subsidiary, Oramed Ltd., since June 2024, having previously served as Chief Financial Officer of Oramed from June 2019 to 2021. From 2023 until June 2024, Mr. Gabay served as interim Chief Financial Officer of BiomX Inc., and from 2021 to 2023, he served as Chief Financial Officer of Oravax Inc., a majority-owned subsidiary of Oramed. Previously, Mr. Gabay served as Vice President of Finance at OrCam Technologies Ltd. from 2015 to 2019. Mr. Gabay currently serves as a director of Sade Real Estate-Y.S Ltd. (TASE: SADE), where he is a member of the audit and compensation committees. Mr. Gabay received a bachelor’s degree in law and accounting, magna cum laude, from Tel Aviv University and an MBA in Health Care Innovation from Reichman University. He is a certified public accountant in Israel and a member of the Israel Bar Association. We believe that Mr. Gabay’s public-company financial leadership, corporate-governance and capital-markets experience, and familiarity with U.S. and Israeli securities laws and stock exchange requirements provide him with the qualifications and skills to serve as a member of our Board.

Each Director Nominee elected at the Meeting will serve until the 2029 annual general meeting of our shareholders and until his respective successor has been duly elected and qualified, or until his office is vacated in accordance with our Articles of Association or the Israel Companies Law.

Proposed Resolutions

You are requested to adopt the following resolutions:

“1.a. RESOLVED, that Mr. Haggai Zamir be elected as a Class III director, to serve until the 2029 annual general meeting of shareholders and until his successor has been duly elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999.”

“1.b. RESOLVED, that Mr. Avi Gabay be elected as a Class III director, to serve until the 2029 annual general meeting of shareholders and until his successor has been duly elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999.”

Vote Required

The affirmative vote of an Ordinary Majority is required to adopt each of the resolutions.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF EACH OF THE FOREGOING RESOLUTIONS.

Continuing Directors

Class I Director Continuing in Office until the 2027 Annual General Meeting of Shareholders

Set forth below are the names of our directors continuing in office until the 2027 annual general meeting of shareholders, together with certain biographical information, including their age as of the date of this Proxy Statement:

Yehuda Reznick, 78, has served as a member of our Board since March 2026. Mr. Reznick brings decades of experience in auditing, accounting, tax and corporate governance. From 1999 to 2014, he served as an audit partner at Kesselman & Kesselman CPA, a member firm of PricewaterhouseCoopers International Limited. Prior to joining Kesselman & Kesselman, Mr. Reznick was a tax and audit partner at Shahak, Peer Reznick CPA for sixteen years. Since October 2019, Mr. Reznick has served on the board of directors of Hiron-Trade Investments & Industrial Buildings Ltd. (TASE: HRON) and as a member of its audit and compensation committees. From May 2017 until April 2023, he served on the board of directors and audit committee of Bonus Biogroup Ltd. (TASE: BONS). Since April 2024, Mr. Reznick has served on the board of directors of Oramed, and as a member of its audit, compensation and investment committees. We believe that Mr. Reznick’s extensive finance and accounting background provide him the qualifications and skills to serve as a member of our Board.

Class II Director Continuing in Office until the 2028 Annual General Meeting of Shareholders

Miriam Kidron, Ph.D., 85, has served as a member of our Board of Directors since March 2026. Dr. Kidron serves as Chief Scientific Officer and Director of Oramed, which she co-founded in 2006. Dr. Kidron is a pharmacologist and biochemist, who earned her PhD in biochemistry from the Hebrew University of Jerusalem. For close to 20 years, Dr. Kidron has been a senior researcher in the Diabetes Unit at Hadassah-Hebrew University Medical Center in Jerusalem, Israel, earning the Bern Schlanger Award for her work on diabetes research. She was formerly a visiting professor at the Medical School at the University of Toronto and is a member of the American, European and Israeli Diabetes Associations. Dr. Kidron is a named inventor on multiple patents and has authored or co-authored a substantial number of scientific publications. We believe that Dr. Kidron’s extensive scientific background and leadership experience provide her the qualifications and skills to serve as a member of our Board.

Yonason Greenwald, 42, has served as the founder and Chief Executive Officer of Greenstone Property Group, a real estate investment and development firm with offices in Miami, New York, and Israel, since 2012. He oversees the firm’s investment strategy, capital allocation, acquisitions, development, financing, investor relations, and operations. Throughout his career, he has led and participated in more than $1 billion of real estate transactions across multiple asset classes. Mr. Greenwald has more than 20 years of investment experience across private and public markets. In addition to leading Greenstone Property Group, he is an active angel investor in technology companies, skilled nursing facilities, and senior housing. Mr. Greenwald serves as Treasurer and a member of the Board of Directors of the American Friends of the IDF Widows and Orphans Organization. He also serves on the boards of Ro’im Rachok and Sharaka and on the Advisory Board of Terrific Innovation Ltd, a technology company. We believe that Mr. Greenwald’s extensive experience with capital raising, mergers and acquisitions and strategic planning provide him the qualifications and skills to serve as a member of our Board.

External Directors Continuing in Office until 2029

For information on our External Directors, who will continue in office until March 2029, see Proposal 2 below.

CORPORATE GOVERNANCE

Shareholder Communications with the Board

The Board recommends that shareholders initiate any communications with the Board in writing and send them care of our Interim Chief Executive Officer at 3 Hatnufa Street, 6th Floor, Yokneam Ilit, Israel. This centralized process will assist the Board in reviewing and responding to shareholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. Our Interim Chief Executive Officer will forward such correspondence only to the intended recipients; however, prior to forwarding any correspondence our Interim Chief Executive Officer will review such correspondence and, in his or her discretion, not forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration. In such cases, some of that correspondence may be forwarded elsewhere in the Company for review and possible response.

Any employee may make confidential, anonymous submissions of concerns regarding questionable accounting or auditing matters and may communicate directly with the chairperson of the audit committee by letter to the above address, marked for the attention of the chairperson, or by leaving a telephonic message on a dedicated employee hotline. Any written communication received from any interested party, including employees, regarding accounting, internal accounting controls or auditing matters are processed in accordance with procedures adopted by the audit committee.

Board Leadership Structure

Although the Board does not currently have a formal policy requiring the offices of Chairman of the Board and Chief Executive Officer (“CEO”) to be separate, the Israel Companies Law provides that one individual cannot serve as both Chairman and CEO, unless the shareholders approve such dual role, with each such approval to be valid for not more than three years. Currently, we have separated the positions of CEO and Chairman of the Board in recognition of the differences between the two roles. The CEO is responsible for the day-to-day leadership and performance of the Company, while the Chairman of the Board (in collaboration with other members of the Board) sets the strategic direction of the Company, provides guidance to the management, sets the agenda for the Board meetings (in collaboration with the other members of the Board) and presides over meetings of the Board. We believe that the current separation between Chairman and CEO allows each of them to better focus on their designated responsibilities. In addition, we believe that the current separation provides a more effective monitoring and objective evaluation of the performance of the CEO. The Board believes it is important that the Company retain organizational flexibility to determine whether the roles of CEO and Chairman of the Board should be separated or combined.

Risk Management

The Board is actively involved in the oversight and management of risks that could affect the Company. This oversight and management is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees, but the full Board has retained responsibility for general oversight of risks. The Board regularly receives reports from members of senior management on areas of material risk to the Company, including operational (which itself includes cybersecurity matters), financial, regulatory and legal. The audit committee oversees management of financial risks (including liquidity and credit), approves all transactions with related persons and is primarily responsible for oversight of the Company’s financial reporting process and internal control over financial reporting. The compensation committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The nominating and corporate governance committee oversees the Company’s corporate governance programs, including the administration of the Code of Business Conduct and Ethics. The Board discharges its oversight responsibility through full reports by each committee chair regarding the relevant committee’s actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Opt-Out of Certain Israel Companies Law Requirements

As an Israeli company, we are required to comply with the requirements of the Israel Companies Law and the regulations promulgated thereunder. Until early 2018, our Board was required to include at least two “external directors” as defined under the Israel Companies Law. In addition, we were required to comply with certain requirements under the Israel Companies Law regarding the composition of our audit committee and compensation committee, including requirements relating to the inclusion and role of the external directors on such committees. Pursuant to regulations then promulgated under the Israel Companies Law, however, as a company that did not have a controlling shareholder, and that complies with the U.S. securities laws and the corporate governance rules of the Nasdaq Stock Market (“Nasdaq”), we were permitted to “opt out” of the requirement to appoint external directors as well as the above requirements related to the composition of the audit committee and the compensation committee. In February 2018, our Board determined that opting out of such requirements would be beneficial to the Company and we opted out of such requirements.

However, as described above, upon the closing of the Oratech Acquisition, Oramed holds 44.2% of the outstanding voting power of the Company, and is a controlling shareholder of the Company. As a result, we are again required to comply with the requirement under the Israel Companies Law that our Board include at least two external directors and the requirements regarding the composition of our audit committee and compensation committee, including requirements relating to the inclusion and role of the external directors on such committees, as discussed below.

Director Independence

Our Board has determined that Moshe Rozenbaum, Yehuda Reznick, Yonason Greenwald and Haggai Zamir are independent under the applicable Nasdaq listing standards. The Board has determined that Miriam Kidron and Avraham Gabay are not independent due to their respective relationships with Oramed. Following the closing of the Oratech Acquisition, we became subject to the requirement under the Israel Companies Law that our Board include at least two external directors. We currently have one external director, Moshe Rozenbaum, following William Mark Sigsbee’s resignation from the Board effective August 13, 2026. We are seeking the election of a second external director under Proposal No. 2.

In making these determinations, the Board considered the applicable Nasdaq independence standards and, where applicable, the standards imposed by Israeli law, as well as each director’s business, personal and other relationships with the Company, its management, Oramed and their respective affiliates. The definition of “independent director” under the Nasdaq listing standards and “external director” under the Israel Companies Law overlap to some extent, so that we would generally expect the two directors serving as external directors to satisfy the requirements to be independent under the Nasdaq listing standards.

Our Board has also determined that each current member of our audit committee, compensation committee and nominating and corporate governance committee satisfies the independence requirements applicable to the respective committee under the Nasdaq listing standards and, in the case of the audit committee, applicable SEC rules and regulations. In making its determinations regarding independence, the Board carefully reviewed the categorical tests enumerated in the Nasdaq independence definition and (in the case of external directors) the standards imposed by Israeli law, as well as the individual circumstances of each director with regard to each director’s business and personal activities as they may relate to the Company and our management.

Israel Companies Law Requirements

Under the Israel Companies Law, we are required to have at least two external directors. External directors must meet stringent standards of independence from us, from our management and from any controlling shareholder. In addition, no person may serve as an external director if that person’s position or professional or other activities create, or may create, a conflict of interest with that person’s responsibilities as a director or otherwise interfere with that person’s ability to serve as an external director or if the person is an employee of the Israel Securities Authority or of an Israeli stock exchange. These independence standards are applicable beginning two years before the external director’s election and continuing for two years after the external director’s term of service. In addition, external directors serve for a period of three years, and must be elected by a Special Majority (as defined above under “Questions and Answers About the Meeting – About the Voting Procedures at the Meeting”) of shareholders. Mr. Sigsbee resigned from the Board effective August 13, 2026. As a result, we currently have one external director. Under Proposal No. 2, shareholders are being asked to approve the election of Ariel Kallner as a second external director.

Nasdaq Listing Standards

The Nasdaq definition of “independent director” includes a series of objective tests. Specifically, a director is deemed independent under the Nasdaq rules if such director is not an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the company’s Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Generally, the following persons are not considered independent, among others:

•	a director who is, or at any time during the past three years was, employed by the company;

•	a director who accepted or who has a family member who accepted any compensation from the company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than compensation for board or board committee service, compensation paid to a family member who is an employee (other than an executive officer) of the company, or benefits under a tax-qualified retirement plan, or non-discretionary compensation;

•	a director who is a family member of an individual who is, or at any time during the past three years was, employed by the company as an executive officer;

•	a director who is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following: (i) payments arising solely from investments in the company’s securities; or (ii) payments under non-discretionary charitable contribution matching programs;

•	a director who is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the company serve on the compensation committee of such other entity; and

•	a director who is, or has a family member who is, a current partner of the company’s outside auditor, or was a partner or employee of the company’s outside auditor who worked on the company’s audit at any time during any of the past three years.

Audit Committee

We have a standing audit committee. Immediately prior to the closing of the Oratech Acquisition, the audit committee consisted of Mr. Robert Marshall and Dr. John William Poduska. Following the closing of the Oratech Acquisition, the audit committee consisted of Moshe Rozenbaum, William Mark Sigsbee and Yehuda Reznick. Mr. Sigsbee resigned from the Board effective August 13, 2026. On August 14, 2026, Yonason Greenwald was appointed to the Board and the audit committee. The audit committee currently consists of Moshe Rozenbaum, Yonason Greenwald and Yehuda Reznick. Mr. Rozenbaum serves as the chairman of the audit committee. The audit committee holds a minimum of four meetings per year and meets more frequently as circumstances require. The audit committee met four times during the fiscal year ended December 31, 2025.

Israel Companies Law Requirements

We are required to comply with the requirements under the Israel Companies Law regarding the appointment and composition of our audit committee, including requirements relating to the inclusion and role of the external directors on such committee. Such requirements provide that the audit committee must be comprised of at least three directors, including all of the external directors (one of whom must serve as chair of the committee). The audit committee may not include the following: the chairman of the board; a controlling shareholder of the company or a relative of a controlling shareholder; a director employed by or providing services on a regular basis to the company, to a controlling shareholder or to an entity controlled by a controlling shareholder; or a director who derives most of his or her income from a controlling shareholder. In addition, a majority of the members of the audit committee must be unaffiliated directors. In general, an unaffiliated director under the Israel Companies Law is defined as either (i) an external director, or (ii) an individual who has not served as a director of the company for a period exceeding nine consecutive years and who meets the qualifications for being appointed as an external director, except that he or she need not meet the requirement for accounting and financial expertise or professional qualification.

Nasdaq Listing Standards and SEC Requirements

Under the Nasdaq corporate governance rules, we are required to maintain an audit committee consisting of at least three independent directors, each of whom is financially literate and one of whom has accounting or related financial management expertise. Additionally, we must state whether any members of the audit committee qualifies as an “audit committee financial expert” under Item 407(d) of Regulation S-K as promulgated by the SEC.

All members of the audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the Nasdaq corporate governance rules. Our Board has determined that Yehuda Reznick is an “audit committee financial expert” as defined by the SEC rules and has the requisite financial sophistication as defined by the Nasdaq corporate governance rules.

Each of the current audit committee members is “independent” as such term is defined under the Nasdaq corporate governance rules and under Rule 10A-3(b)(1) under the Exchange Act, which is different from the general test for independence of board members and members of other committees.

Audit Committee Role

Our Board has adopted an audit committee charter that sets forth the responsibilities of the audit committee consistent with the rules of the SEC and the Nasdaq corporate governance rules, as well as the requirements for such committee under the Israel Companies Law, including the following:

•	overseeing our independent registered public accounting firm and recommending the engagement, compensation or termination of engagement of our independent registered public accounting firm to the Board in accordance with Israeli law;

•	reviewing regularly the senior members of the independent auditor’s team, including the lead audit partner and reviewing partner;

•	pre-approving the terms of audit, audit-related and permitted non-audit services provided by the independent registered public accounting firm;

•	recommending the engagement or termination of the person filling the office of our internal auditor;

•	reviewing periodically with management, the internal auditor and the independent registered public accounting firm the adequacy and effectiveness of the Company’s internal control over financial reporting; and

•	reviewing with management and the independent registered public accounting firm the annual and quarterly financial statements of the Company prior to filing with the SEC.

The charter of the audit committee is available at https://ir.golifeward.com/corporate-governance/charters-and-policies. Information contained on, or that can be accessed through, our website does not constitute a part of this Proxy Statement and is not incorporated by reference herein.

The audit committee provides assistance to our Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control over financial reporting and legal compliance. Specifically, the audit committee pre-approves the services performed by our independent registered public accounting firm and reviews the firm’s reports regarding our accounting practices and systems of internal control over financial reporting. The audit committee also oversees the audit efforts of our independent registered public accounting firm and takes those actions that it deems necessary to satisfy itself that such accountants are in fact independent of management.

Under the Israel Companies Law, the audit committee is responsible for:

•	determining whether there are deficiencies in the business management practices of the Company and making recommendations to our Board to improve such practices;

•	determining whether to approve certain related party transactions, and classifying transactions in which a controlling shareholder has a personal benefit or other interest as significant or insignificant (which affects the required approvals) (see “—Approval of Related Party Transactions under Israeli Law” below);

•	examining our internal controls and internal auditor’s performance, including whether the internal auditor has sufficient resources and tools to dispose of its responsibilities, and in certain cases approving the annual work plan of our internal auditor;

•	examining the scope of our auditor’s work and compensation and submitting a recommendation with respect thereto to our Board or shareholders, depending on which of them is considering the appointment of our auditor; and

•	establishing procedures for the handling of employees’ complaints as to the deficiencies in the management of our business and the protection to be provided to such employees.

The audit committee may not approve any actions requiring its approval unless at the time of the approval a majority of the committee’s members are present, including at least one external director. See “—Approval of Related Party Transactions under Israeli Law” below.

Compensation Committee

We have a standing compensation committee. As of the date of this Proxy Statement, the compensation committee consists of Moshe Rozenbaum, Yonason Greenwald and Yehuda Reznick. Mr. Rozenbaum currently serves as the chair of the compensation committee. If shareholders approve the election of Ariel Kallner as an External Director under Proposal 2, the composition of the compensation committee is expected to change following the Meeting and as of the effective date of Mr. Kallner appointment, as described in Proposal 2, including the appointment of an External Director as Chair, as required under the Israel Companies Law. The compensation committee meets as circumstances require and held six meetings during the year ended December 31, 2025.

Israel Companies Law Requirements

Under the Israel Companies Law, the board of directors of a public company must appoint a compensation committee. The compensation committee must be comprised of at least three directors, including all of the external directors, one of whom must be the chair of the compensation committee. The external directors must constitute a majority of the members of the compensation committee. The compensation committee may not include the following: the chairman of the board; a controlling shareholder of the company or a relative of a controlling shareholder; a director employed by or providing services on a regular basis to the company, to a controlling shareholder or to an entity controlled by a controlling shareholder; or a director who derives most of his or her income from a controlling shareholder.

The duties of the compensation committee include the recommendation to the company’s board of directors of a compensation policy regarding the terms of engagement of directors and of specified members of senior management. That compensation policy must be adopted by the company’s board of directors, after considering the recommendations of the compensation committee, and must then be approved by the company’s shareholders, which approval requires a Special Majority (as defined above under “Questions and Answers About the Meeting – About the Voting Procedures at the Meeting”). Our Board last adopted a compensation policy, which our shareholders approved at the annual general meeting of our shareholders held on September 13, 2023 (the “Previous Compensation Policy”) a copy of which is incorporated by reference as Exhibit 10.25 to our 2025 Annual Report. Because the Israel Companies Law requires that shareholders approve a compensation policy at least once every three years, as of this date, the Company does not have a compensation policy in effect, and therefore, we are proposing the renewal of the Company’s compensation policy for a period of three years (see Proposal 6).

The compensation committee is responsible for (a) recommending the compensation policy to our Board for its approval (and subsequent approval by our shareholders) and (b) carrying out duties related to the compensation policy and to the compensation of our directors and senior management, including:

•	reviewing and making recommendations regarding our compensation policy at least every three years;

•	recommending to the Board periodic updates to the compensation policy;

•	assessing implementation of the compensation policy;

•	approving compensation terms of executive officers, directors and employees affiliated with controlling shareholders; and

•	exempting certain compensation arrangements from the requirement to obtain shareholder approval under the Israel Companies Law.

Nasdaq Listing Standards and Section 16 of the Exchange Act

Under the Nasdaq corporate governance rules, we are required to maintain a compensation committee consisting of at least two independent directors. Each of the members of the compensation committee is required to be independent under the Nasdaq listing standards relating to compensation committee members, which are different from the general test for independence of the Board and members of other committees. In assessing independence, the Board considered all factors specifically relevant to determining whether a director has a relationship to the Company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member and determined that each of the members of the compensation committee satisfies those requirements. Additionally, transactions between us and our directors and executive officers will be considered exempt from short-swing liability under Section 16(b) of the Exchange Act if approved by our Board or a committee composed solely of two or more “non-employee directors,” as defined in Rule 16b-3 under the Exchange Act (“Rule 16b-3”). Our Board has determined that each of the members of the compensation committee is a “non-employee director,” as defined in Rule 16b-3.

Compensation Committee Role

Our Board has adopted a compensation committee charter setting forth the responsibilities of the committee, which include:

•	reviewing and approving the granting of options and other incentive awards under the Company’s equity compensation plans to the extent such authority is delegated by our Board;

•	recommending the Company’s compensation policy and reviewing that policy from time to time both with respect to the CEO and other office holders and generally, including to assess the need for periodic updates;

•	reviewing and approving corporate goals relevant to the compensation of the CEO and other officers and evaluating the performance of the CEO and other officers; and

•	reviewing, evaluating and making recommendations regarding the compensation and benefits for our non-employee directors.

The charter of the compensation committee is available at https://ir.golifeward.com/corporate-governance/charters-and-policies. Information contained on, or that can be accessed through, our website does not constitute a part of this Proxy Statement and is not incorporated by reference herein.

Subject to applicable law, the compensation committee may delegate its authority to subcommittees established from time to time by the committee. Such subcommittees shall consist of one or more members of the committee or the board and shall report to the committee. The compensation committee is authorized to retain and terminate compensation consultants, legal counsel or other advisors to the committee and to approve the engagement of any such consultant, counsel or advisor, to the extent it deems necessary or appropriate after specifically analyzing the independence of any such consultant retained by the compensation committee.

Compensation Consultant

The compensation committee has authority to retain compensation consulting firms to assist it in the evaluation of executive officer and employee compensation and benefit programs. During 2025, the compensation committee retained Aon Hewitt (“Aon”) as its independent compensation advisor. Aon provided an objective perspective as to the reasonableness of our executive and director compensation programs and practices and their effectiveness in supporting our business and compensation objectives, as well as our equity compensation plans and number of shares available for grants.

Although Aon regularly consulted with management in performing work requested by the compensation committee, neither Aon nor any of its affiliates provided additional services to the Company or its affiliates during 2025 . The compensation committee assessed the independence of Aon pursuant to applicable SEC rules and concluded that no conflict of interest exists that would prevent Aon from independently representing the compensation committee.

Nominating and Corporate Governance Committee

As of the date of this Proxy Statement, the nominating and corporate governance committee consists of Moshe Rozenbaum, Yonason Greenwald and Haggai Zamir. Mr. Greenwald currently serves as the chair of the nominating and corporate governance committee. If shareholders approve the election of Ariel Kallner as an External Director under Proposal 2, the composition of the nominating and corporate governance committee is expected to change following the Meeting and as of the effective date of Mr. Kallner’s appointment, as described in Proposal 2, including the appointment of an External Director as Chair, as required under the Israel Companies Law. The nominating and corporate governance committee meets as circumstances require, and held two meetings during the fiscal year ended December 31, 2025. Our Board has adopted a nominating and corporate governance committee charter that sets forth the responsibilities of the nominating and corporate governance committee, which include:

•	overseeing and assisting our Board in reviewing and recommending nominees for election as directors;

•	reviewing and evaluating recommendations regarding management succession;

•	assessing the performance of the members of our Board; and

•	establishing and maintaining effective corporate governance policies and practices, including, but not limited to, developing and recommending to our Board a code of conduct.

The nominating and corporate governance committee considers proposals from a number of sources, including recommendations for nominees from shareholders submitted upon written notice to the chairman of the nominating and corporate governance committee, c/o Lifeward Ltd., 3 Hatnufa Street, 6th Floor, Yokneam Ilit, Israel. Other sources include referrals from other directors, members of management and the Company’s advisors. When considering a person to be recommended for nomination as a director, the nomination and governance committee evaluates, whether sourced by a shareholder or otherwise, among other factors, experience, accomplishments, education, skills, personal and professional integrity, diversity of the Board and the candidate’s ability to devote the necessary time for service as a director (including directorships and other positions held at other corporations and organizations). The nominating and governance committee does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our shareholders.

The nominating and corporate governance committee has no specific policy on director diversity. However, the Board reviews diversity of viewpoints, background, experience, accomplishments, education and skills when evaluating nominees. The Board believes that such diversity is important because it provides varied perspectives and promotes active and constructive discussion among directors and between the Board and management, resulting in more effective oversight of management’s formulation and implementation of strategic initiatives. In addition, in the Board’s executive sessions and in annual performance evaluations conducted by the Board and its committees, the Board from time to time considers whether the Board’s composition promotes a constructive and collegial environment. In determining whether an incumbent director should stand for reelection, the nominating and corporate governance committee considers the above factors, as well as that director’s personal and professional integrity, attendance, preparedness, participation and candor and other relevant factors as determined by the Board. Additionally, under Israeli law, if at the time of election of an external director, all of the members of the Board are of the same gender, the external director to be elected must be of the other gender. The charter of the nominating and corporate governance committee is available at https://ir.golifeward.com/corporate-governance/charters-and-policies. Information contained on, or that can be accessed through, our website does not constitute a part of this Proxy Statement and is not incorporated by reference herein.

Code of Ethics

We have adopted a Code of Conduct and Ethics (the “Code of Ethics”), which applies to all officers, directors and employees. The Code of Ethics is available on our website at https://ir.golifeward.com/corporate-governance/charters-and-policies. Any amendments to the Code of Ethics, or any waivers of its requirements, are expected to be disclosed on our website to the extent required by applicable rules and exchange requirements, including in order to satisfy Item 5.05 of Form 8-K. The reference to our website address here and elsewhere in this Proxy Statement does not constitute incorporation by reference of the information contained at or available through our website.

Policy Prohibiting Insider Trading and Related Procedure

We have adopted insider trading policies and procedures governing the purchase, sale and other dispositions of our securities by directors, officers and employees that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards. Our insider trading policy states, among other things, that our directors, officers and employees are prohibited from trading in such securities while in possession of material, nonpublic information. The foregoing summary of our insider trading policies and procedures does not purport to be complete and is qualified by reference to our Insider Trading Policy filed as an exhibit to our Annual Report on Form 10-K. In addition, with regard to the Company’s trading in its own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements.

Policy on Trading, Pledging and Hedging of Company Stock

Under the terms of our insider trading policy, our executive officers and directors are prohibited from: trading in call or put options involving our securities and other derivative securities; engaging in short sales of our securities; holding our securities in a margin account, all forms of hedging or monetizing our transactions, such as zero-cost collars and forward sale contracts and pledging company securities to secure margin or other loans.

Meetings Attended by Directors

During the fiscal year ended December 31, 2025, the Board held a total of 18 meetings, and each of our then-incumbent directors except for Hadar Levy attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by the committees of the Board on which such director served during the period in which such director served. Mr. Levy was unable to attend certain meetings of the Board and the committees on which he served due to work conflicts and timing issues arising from Mr. Levy’s residing in Israel. Although we do not maintain a formal policy regarding director attendance at the annual general meeting of shareholders, in 2025 Joseph Turk, our then-Chairman of the Board, and Mark Grant attended the annual general meeting of shareholders.

AUDIT COMMITTEE REPORT

On behalf of the Board of Directors of the Company, the audit committee oversees the operation of the Company’s system of internal controls in respect of the integrity of its financial statements and reports, compliance with laws, regulations and corporate policies, and the qualifications, performance and independence of its independent registered public accounting firm. Management has the primary responsibility for the Company’s financial statements and financial reporting process, and the Company’s independent registered public accounting firm is responsible for auditing those financial statements.

Consistent with its oversight responsibility, the audit committee has reviewed and discussed with management and its independent registered public accounting firm the audited consolidated financial statements of the Company for the year ended December 31, 2025, and the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2025.

The audit committee has also discussed with the Company’s independent registered public accounting firm the matters required to be discussed under applicable Public Company Accounting Oversight Board (“PCAOB”) rules, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. The Company’s independent registered public accounting firm also provided to the audit committee the written disclosures and letter regarding their independence required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence. The audit committee also discussed with the independent registered public accounting firm their independence from the Company and its management and considered whether the non-audit services provided by the independent registered public accounting firm to the Company are compatible with maintaining the firm’s independence.

The audit committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The audit committee met with the independent registered public accounting firm to discuss the results of its examinations and the overall quality of the Company’s financial reporting.

Based on the audit committee’s review of the audited financial statements and the review and discussions described in the foregoing paragraph, the audit committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2025, be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the Securities and Exchange Commission. The audit committee selected Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, and at our extraordinary general meeting of shareholders held on March 12, 2026, our shareholders approved the re-appointment of Kost Forer Gabbay & Kasierer as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. At the Meeting, shareholders are being asked to ratify and approve the continued appointment of Kost Forer Gabbay & Kasierer for the fiscal year ending December 31, 2026 and until the Company’s 2027 annual general meeting of shareholders.

The Audit Committee Moshe Rozenbaum, Chair Yonason Greenwald Yehuda Reznick

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of September 23, 2026, there were 2,832,016 ordinary shares outstanding, excluding ordinary shares issuable in connection with the exercise of outstanding warrants or outstanding options or upon the vesting of restricted share units (“RSUs”). The voting rights of all shareholders are the same.

The following table sets forth certain information as of September 23, 2026, concerning the number of ordinary shares beneficially owned, directly or indirectly, by:

(1)    each person, or group of affiliated persons, known to us to beneficially own more than 5% of our outstanding ordinary shares;

(2)    each of our directors and director nominees;

(3)    each of our Named Executive Officers (as defined under “Summary Compensation Table” below); and

(4)    all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC based on voting and investment power with respect to such shares. Shares subject to options or warrants that are currently exercisable or exercisable within 60 days of September 23, 2026, and shares subject to RSUs that were vested as of or will vest within 60 days of September 23, 2026, are deemed to be outstanding and to be beneficially owned by the person holding such options, RSUs or warrants for the purpose of computing the percentage ownership of such person. However, such shares are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person.

All information with respect to the beneficial ownership of any principal shareholder has been furnished by such shareholder or is based on our filings with the SEC and, unless otherwise indicated below, we believe that persons named in the table have sole voting and sole investment power with respect to all the ordinary shares shown as beneficially owned, subject to community property laws, where applicable. The ordinary shares beneficially owned by our directors and officers may include shares owned by their respective family members, as to which such directors and officers disclaim beneficial ownership. Unless otherwise noted below, each shareholder’s address is c/o Lifeward Ltd., 3 Hatnufa Street, 6th Floor, Yokneam Ilit, Israel. This information reflects the number of ordinary shares of the Company after the 1-for-12 reverse share split of the ordinary shares effected by the Company on February 24, 2026.

Ordinary Shares Beneficially Owned

Name	Number of Shares	Percentage
Greater than 5% Beneficial Owners:
Oramed Pharmaceuticals Inc.(1)	1,250,363	44.2%
Named Executive Officers, Directors and Director Nominees:
Mark Grant(2)	8,333	*
Miriam Kidron(3)	3,828	*
Yehuda Reznick(4)	3,828	*
Moshe Rozenbaum(5)	5,742	*
Jeannine Lynch(6)	2,311	*
Lawrence (Larry) Jasinski(7)	-	-
Almog Adar(8)	7,439	*
Yonason (Yoni) Greenwald	-	-
Haggai Zamir	-	-
Avi Gabay	-	-
Josh Hexter	-	-
Ariel Kallner	-	-
All directors and executive officers as a group (Twelve persons) (9)	31,481	1.1%

*  Ownership of less than 1%.

(1)	Consists of 1,250,363 ordinary shares held directly by Oramed Pharmaceuticals Inc. Excludes (i) 1,006,113 ordinary shares underlying pre-funded warrants, (ii) 1,296,296 ordinary shares underlying share purchase warrants, (iii) 1,666,666 ordinary shares underlying note purchase warrants and (iv) 1,666,667 ordinary shares underlying a convertible note. Oramed may not exercise or convert these securities to the extent that doing so would cause its beneficial ownership to exceed the applicable 45.0% beneficial ownership limitation. To the extent an applicable beneficial ownership limitation may be increased, such increase would not become effective until the 61st day following notice and, accordingly, the shares obtainable only following such increase are not deemed beneficially owned within 60 days. The address of Oramed Pharmaceuticals Inc. is 1185 Avenue of the Americas, Third Floor, New York, New York 10036.

(2)	Consists of 8,333 exercisable options to purchase ordinary shares. Mr. Grant ceased serving as the Company’s President and Chief Executive Officer and as a member of the Board effective August 31, 2026. Mr. Grant is serving as a Senior Advisor to the Company from September 1 through September 30, 2026.

(3)	Consists of 3,828 ordinary shares, including 1,914 ordinary shares underlying RSUs vesting within 60 days.

(4)	Consists of 3,828 ordinary shares, including 1,914 ordinary shares underlying RSUs vesting within 60 days.

(5)	Consists of 5,742 ordinary shares, including 2,871 ordinary shares underlying RSUs vesting within 60 days.

(6)	Consists of 2,311 ordinary shares. Ms. Lynch ceased to serve as an employee of the Company effective May 3, 2026.

(7)	Mr. Jasinski served as of our former CEO from September 2012 until June 1, 2025, and our former co-CEO from June 2, 2025 until June 30, 2025.

(8)	Consists of 2,752 ordinary shares, and exercisable options to purchase 4,687 ordinary shares. Mr. Adar has announced that he will step down as the Company’s Chief Financial Officer effective September 30, 2026.

(9)	Consists of (i) 11,762 ordinary shares directly or beneficially owned our directors and executive officers as a group; (ii) 13,020 ordinary shares constituting the cumulative aggregate number of options granted to our directors; and (iii) 6,699 shares underlying RSUs vesting within 60 days.

Director Compensation

The following table provides certain information concerning the compensation for services rendered in all capacities by each non-employee director serving on our Board during the year ended December 31, 2025, other than Mr. Mark Grant, our CEO, and Larry Jasinski, our former CEO, neither of whom received additional compensation for his services as director and whose compensation is set forth in the Summary Compensation Table found elsewhere in this Proxy Statement.

	Fees Earned		Share Awards		Total
Name	in Cash ($)		($)(1)		($)
Dr. John William Poduska	61,351	(2)	25,000		86,351
Randel Richner	61,478	(3)	25,000		86,478
Joseph Turk	85,786	(4)	12,500	(5)	98,286
Hadar Levy	49,277	(6)	25,000		74,277
Michael Swinford	52,527	(7)	25,000		77,527
Robert Marshall	58,551	(8)	25,000		83,551

(1)	Amounts represent the aggregate grant date fair value of an award of 35,899 RSUs issued under the Amended and Restated 2025 Incentive Compensation Plan (the “2025 Plan”) as an annual award to the applicable directors, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). The fair value of RSUs granted is determined based on the price of the Company’s Ordinary Shares on the date of grant. All RSUs become vested and exercisable in four equal quarterly installments starting three months following the grant date. The valuation assumptions used in determining such amounts are described in Notes 2k and 8c to our consolidated financial statements included in our 2025 Annual Report.

(2)	Represents $24,658 earned by Dr. Poduska as an annual retainer for serving as a non-employee director on the Board of Directors, a cash payment of $12,500 received in lieu of equity compensation (as discussed below), $15,279 for attending meetings of the Board of Directors, $2,836 for serving as a member of the audit committee, $6,078 for serving as the chairman of the compensation committee. Dr. Poduska resigned from the Board effective March 25, 2026.

(3)	Represents $24,658 earned by Ms. Richner as an annual retainer for serving as a non-employee director on the Board of Directors, a cash payment of $12,500 received in lieu of equity compensation, $18,893 for attending meetings of the Board of Directors, $5,427 for serving as a member of the compensation committee. Ms. Richner resigned from the Board effective March 25, 2026.

(4)	Represents $37,513 earned by Mr. Turk as an annual retainer for serving as our Chairman of the Board of Directors, a cash payment of $12,500 earned in lieu of equity compensation, $28,044 for attending meetings of the Board of Directors and $7,729 for serving as a member of the compensation committee. Mr. Turk resigned from the Board of Directors effective as of December 31, 2025.

(5)	At our annual meeting for fiscal year ended December 31, 2024, our shareholders approved the right for the Chairman of the Board of Directors to receive an Annual RSU Grant (or a cash fee in lieu of an equity grant) having a value equal to $100,000 on the date of grant. Due to an insufficient number of shares under our 2025 Plan, Mr. Turk elected to forgo a portion of his Annual RSU Grant equal to $50,000 and, instead, in lieu of such equity compensation, receive such amount in cash in four substantially equal quarterly installments, subject to Mr. Turk’s continued service as a member of the Board of Directors. Mr. Turk earned $12,500 of this $50,000 cash amount before resigning from the Board of Directors effective December 31, 2025.

(6)	Represents $24,658 earned by Mr. Levy as an annual retainer for serving as a non-employee director on the Board of Directors, a cash payment of $12,500 received in lieu of equity compensation, $9,788 for attending meetings of the Board of Directors and $2,331 for serving as a member of the audit committee. Mr. Levy resigned from the Board of Directors effective as of February 24, 2026.

(7)	Represents $24,658 earned by Mr. Swinford as a portion of the annual retainer for serving as a non-employee director on the Board of Directors, a cash payment of $12,500 received in lieu of equity compensation, $15,369 for attending meetings of the Board of Directors. Mr. Swinford resigned from the Board effective August 13, 2026.

(8)	Represents $24,658 earned by Mr. Marshall as a portion of the annual retainer for serving as a non-employee director on the Board of Directors, a cash payment of $12,500 received in lieu of equity compensation, $17,229 for attending meetings of the Board of Directors and $4,164 for serving as a member of the audit committee. Mr. Marshall was appointed Chairman of the Board of Directors effective January 1, 2026, and resigned from the Board effective August 13, 2026.

The aggregate number of Ordinary Shares subject to outstanding options and RSU awards for each of our non-employee directors as of December 31, 2025, is shown below. Information regarding Mr. Grant’s and Mr. Jasinski’s outstanding equity awards as of December 31, 2025, is set forth in the Outstanding Equity Awards Table found elsewhere in this Proxy Statement. This information reflects the number of ordinary shares of the Company after the 1-for-12 reverse share split of the ordinary shares effected by the Company on February 24, 2026.

Name	Number of Shares
Dr. John William Poduska (1)	2,243
Randel Richner (2)	2,243
Joseph Turk (3)	—
Hadar Levy(4)	2,243
Michael Swinford (5)	2,243
Robert Marshall (6)	2,243

(1)	Dr. Poduska resigned from the Board effective March 25, 2026.

(2)	Ms. Richner resigned from the Board effective March 25, 2026.

(3)	Mr. Turk stepped down from the Board effective December 31, 2025.

(4)	Mr. Swinford resigned from the Board effective August 13, 2026.

(5)	Mr. Marshall resigned from the Board effective August 13, 2026.

Cash compensation for our independent, non-employee directors’ services (other than External Directors) is governed by previous decisions of our compensation committee, Board of Directors and shareholders, and is subject to terms and conditions of our Previous Compensation Policy or the Proposed Compensation Policy, as applicable. Additionally, each independent, non-employee director (other than External Directors) currently receives upon his or her appointment a restricted share unit award (the “Initial RSU Award”), with such Initial RSU Award having a value equal to $50,000 on the date of grant (in each case, as determined based on the closing price of our Ordinary Shares on the date of grant). Each independent, non-employee director is also entitled to receive an annual grant of RSUs, with such Annual RSU Award having a value equal to $50,000 on the date of grant, except in the case of the Chairman of the Board of Directors, who is eligible to receive an annual grant of RSUs having a value equal to $100,000 on the date of the grant (each annual RSU grant, the “Annual RSU Award”). The Initial RSU Award and Annual RSU Award each vest in four equal quarterly installments starting three months from the date of grant (subject to the non-employee director’s continued service with the Company through each applicable vesting date), with the vesting of such awards to be accelerated upon certain change of control events in accordance with the Previous Compensation Policy or Proposed Compensation Policy, as applicable. At our 2020 annual general meeting, our shareholders approved an amendment to our then-current compensation policy whereby (x) all or a portion of our non-directors’ cash compensation may be paid in equity, at the discretion of our compensation committee, in order to preserve the Company’s cash, and (y) equity compensation of directors will be payable in the first instance in RSUs but such compensation may also be payable, at the discretion of our compensation committee, in cash, based on a formula to be determined and with such payment provisions as shall result in the equivalent effect of vesting of RSUs, in order to preserve the equity available for incentives. Please see Proposal 3 regarding proposed changes to the compensation of our directors.

In addition, each director is reimbursed for out-of-pocket expenses in connection with attending meetings of the Board of Directors or committees. Directors are also indemnified and insured by us for actions associated with being a director to the extent permitted under Israeli law. Further, none of our non-employee directors receive any benefits upon termination of their directorship positions, other than the acceleration of the vesting of equity awards upon certain change of control events. The compensation committee reviews director compensation annually and makes recommendations to the Board of Directors with respect to compensation and benefits provided to the members of the Board of Directors.

Executive Officers

The following table sets forth the name, age and position of each of our executive officers as of the date of this Proxy Statement:

Name	Age	Position
Josh Hexter	56	Chief Executive Officer
Almog Adar	43	Chief Financial Officer
Keith Rose	64	Chief Medical Officer

Josh Hexter has served as our Interim Chief Executive Officer since September 2026. Mr. Hexter has served as Chief Operating and Business Officer of Oramed since September 2019. Following his appointment as our Interim Chief Executive Officer, Mr. Hexter has continued to serve in that position at Oramed in a substantially reduced capacity, with responsibilities expected to represent approximately 5% of his prior responsibilities at Oramed. From November 2018 to September 2019, Mr. Hexter served as Chief Business Officer of BrainsWay Ltd. From January 2010 to April 2013, he served as Executive Director of Corporate In-Licensing at BioLineRx Ltd. Mr. Hexter also previously founded and served as Chief Executive Officer of Biosensor Systems Design. Mr. Hexter holds a B.A. from the University of Wisconsin and a master’s degree in business from Boston University.

Almog Adar has served as our Chief Financial Officer since August 2025. Prior to his appointment as Chief Financial Officer, Mr. Adar served as our Vice President of Finance since December 2022 and as our Chief Accounting Officer since March 2022 and as our Director of Finance and Corporate Financial Controller from 2020 to December 2022. Prior to joining Lifeward, Mr. Adar served as Controller of Infinya Recycling Ltd. (previously Amnir Recycling) from January 2018 until December 2019. From January 2016 until December 2017, Mr. Adar served as Assistant Controller of Delta Galil Industries. Mr. Adar has a Bachelor of Arts degree in Accounting and Economics from the Open University of Israel and is a Certified Public Accountant licensed by the Israeli Ministry of Justice. Mr. Adar is expected to depart from the Company effective September 30, 2026. The Company intends to appoint an interim principal financial officer and principal accounting officer to serve from Mr. Adar’s departure until November 1, 2026, when Rami Aviram’s appointment as Chief Financial Officer, principal financial officer and principal accounting officer will become effective. Mr. Aviram, 47, has served as Chief Financial Officer of Beewise Technologies Ltd. since August 2024. Previously, he served as Chief Financial Officer of ENDYMED Medical Ltd. from 2018 to 2024 and held senior finance leadership positions at Syneron-Candela Ltd. from 2012 to 2018. Mr. Aviram is a certified public accountant and holds a B.Sc. in Information Systems and Economics and an M.A. in Economics from the University of Haifa.

Keith Rose has served as our Chief Medical Officer since May 2026. Before his appointment as Chief Medical Officer, Dr. Rose served as our Medical Director and Vice President of Medical Affairs since December 2023 and as Director, Medical Affairs since March 2023. Prior to joining Lifeward, Dr. Rose served as Medical Director, Medical Affairs and Director, Health Economics & Outcomes and Medical Effectiveness at Biocodex Inc. from November 2021 to June 2023. Dr. Rose previously served as Lead Clinical Research Scientist and Regional Manager at Novocure, Inc. Medical Director of Hope Network’s neurorehabilitation services for children and adults, and Medical Director for multiple inpatient rehabilitation hospitals. Dr. Rose received his medical degree from the George Washington University School of Medicine and Health Sciences and completed residencies in Physical Medicine & Rehabilitation and Pediatric Medicine at Baylor College of Medicine. Dr. Rose holds an active medical license issued by the State of Michigan.

EXECUTIVE COMPENSATION

As a smaller reporting company, we have opted to comply with the executive compensation rules otherwise applicable to “smaller reporting companies,” as such term is defined in Rule 12b-2 under the Exchange Act.

This section provides certain compensation-related information for (1) all individuals who served as our CEO during any part of the year ended December 31, 2025, and (2) our two most highly compensated executive officers (other than our CEO) who were serving as executive officers as of December 31, 2025 (together, our “Named Executive Officers”).

Named Executive Officers

Our Named Executive Officers for the year ended December 31, 2025, which consists of our principal executive officer and our two other most highly compensated executive officers, are:

•	Mark Grant, our former President and Chief Executive Officer, who served as President and co-CEO from June 2, 2025 through June 30, 2025, and as President and Chief Executive Officer from July 1, 2025 through August 31, 2026;

•	Larry Jasinski, our former CEO from September 2012 until June 1, 2025, and our former co-CEO from June 2, 2025 until June 30, 2025;

•	Almog Adar, our Chief Financial Officer, whose previously announced departure from the Company will become effective September 30, 2026; and

•	Jeannine Lynch, our former Vice President of Market Access and Strategy.

2025 Summary Compensation Table

The following table provides information regarding the total compensation awarded to, earned by, or paid to our Named Executive Officers for services rendered to us in all capacities for the fiscal year ended December 31, 2025:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
Mark Grant (4), Former President and Chief Executive Officer	2025	253,750	177,625 (5)	403,491	—	—	—	834,866
Larry Jasinski (6), Former Chief Executive Officer	2025	221,156	—	—	—	—	577,045 (7)	798,201
	2024	442,312	—	—	—	30,962	—	473,274
Almog Adar, Chief Financial Officer	2025	277,083	40,000 (8)	133,242	—	22,050	—	472,375
	2024	204,913	—	—	—	10,000	68,023	282,936
Jeannine Lynch, Former Vice President of Market Access and Strategy	2025	361,637	—	—	35,375	6,329	—	403,341
	2024	359,004	—	—	—	—	—	359,004

(1)       The amounts reported represent the aggregate grant date fair value of stock options awarded to the Named Executive Officers during the fiscal year ended December 31, 2025, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”), disregarding estimated forfeitures related to service-based vesting. For a description of the assumptions used in determining these values, see Notes 2m and 8c to our consolidated financial statements included in our 2025 Annual Report. The amounts reported in this column reflect the accounting cost for the stock options and do not correspond to the actual economic value that may be received by the Named Executive Officers upon the exercise of the stock options or any sale of the underlying shares.

(2)       Amounts represent the aggregate grant date fair value of such awards computed in accordance with FASB ASC Topic 718. The fair value of RSUs granted is determined based on the price of the Company’s ordinary shares on the date of grant. This amount does not correspond to the actual value that may be recognized by the Named Executive Officer upon the vesting and subsequent settlement of the restricted share units. For a description of the assumptions used in determining these values, see Notes 2m and 8c to our consolidated financial statements included in our 2025 Annual Report.

(3)       Amounts represent the annual bonuses earned in fiscal year ended December 31, 2025, based on the achievement of certain Company, and, if applicable, individual performance objectives. For more information on these bonuses, see the description of the annual performance bonuses under “2025 Bonuses” below.

(4)       Mr. Grant commenced employment with the Company on June 2, 2025. The amount reported represents his actual base salary earned during 2025. His annualized base salary for 2025 was $435,000.

(5)       The amount represents the amount of the bonus that Mr. Grant was guaranteed to receive for the fiscal year ended December 31, 2025 pursuant to the Grant Employment Agreement, as defined below. For more information on Mr. Grant’s bonus, see the descriptions of his bonus under “2025 Bonuses” below.

(6)       Mr. Jasinski’s employment with the Company terminated on June 30, 2025. Following this termination of employment, Mr. Jasinski served as a consultant to the Company from July 1, 2025 through December 31, 2025.

(7)       The amount represents the severance payments Mr. Jasinski received in 2025 pursuant to the Jasinski Separation Agreement, accrued but unused vacation that was paid to Mr. Jasinski upon his termination of employment, and monthly consulting fees Mr. Jasinski received in 2025 pursuant to the Jasinski Consulting Agreement. For more information regarding Mr. Jasinski’s severance payments and consulting fees, see the description of such amounts under “Employment Agreements of Named Executive Officers” below.

(8)       The amount represents the portion of a retention bonus that Mr. Adar was entitled to receive in 2025 pursuant to the Adar Employment Agreement, as defined below. For more information on Mr. Adar’s retention bonus, see the descriptions of his bonus under “2025 Bonuses” below.

Pursuant to regulations promulgated under the Israel Companies Law, we are required to disclose the total compensation earned during 2025 by our five most highly-compensated office holders (as defined in the Israel Companies Law). Three of such individuals are our Named Executive Officers, as defined above, and their respective total compensation for 2025 is set forth in the Summary Compensation Table. The other two individuals, and their respective total compensation for 2025, is as follows:

Name and Principal Position	Salary ($)	Stock Awars ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Charles Remsberg, Chief Sales Officer(3)	118,750	—	—	274,682(4)	393,432
Miri Pariente, Vice President of Operations, Regulatory and Quality(5)	206,165	35,375	15,621	100,398(6)	357,559

(1)	Amounts represent the aggregate grant date fair value of such awards computed in accordance with FASB ASC Topic 718. The fair value of RSUs granted is determined based on the price of the Company’s ordinary shares on the date of grant. This amount does not correspond to the actual value that may be recognized by the Named Executive Officer upon the vesting and subsequent settlement of the restricted share units. The valuation assumptions used in determining such amounts are described in Notes 2m and 8c to our consolidated financial statements included in our 2025 Annual Report.

(2)	Amounts represent the annual bonuses earned in fiscal year ended December 31, 2025 based on the achievement of certain Company, and, if applicable, individual performance objectives. For more information on these bonuses, see the description of the annual performance bonuses under “2025 Bonuses” below.

(3)	Mr. Remsberg’s employment with the Company terminated on May 15, 2025.

(4)	The amount represents the severance payments Mr. Remsberg received in 2025 pursuant to the Remsberg Separation Agreement, accrued but unused vacation that was paid to Mr. Remsberg upon his termination of employment.

(5)	The amounts set forth for Ms. Pariente in the columns “Salary,” “Non-Equity Incentive Plan,” and “All Other Compensation” represent payments, contributions and/or allocations that were made in New Israel Shekels (“NIS”) and have been translated to U.S. dollars according to the average exchange rate on the applicable period.

(6)	Consists of $61,263 for payments, contributions and/or allocations for social benefits and the aggregate incremental cost to the Company of $39,135 with respect to Ms. Pariente’s personal use of a Company-leased car.

Narrative Disclosure to the 2025 Summary Compensation Table

Our compensation committee reviews and approves the compensation of our executive officers and is primarily responsible for determining the compensation for the Named Executive Officers and office holders (within the meaning of the Israeli Companies Law) consistent with our overall executive compensation philosophy. Our compensation committee reviews and discusses the compensation of other officers with the chief executive officer and considers overall Company performance against goals, individual executive performance, and internal and external equity as key factors in those decisions. We develop our compensation programs after reviewing publicly available compensation data. Aon advises the compensation committee on all of the principal aspects of executive compensation. Aon attends meetings of the compensation committee when requested to do so. Aon reports directly to the compensation committee and not to management, although it meets with management for purposes of gathering information for its analyses and recommendations. The compensation committee has assessed the independence of Aon consistent with SEC regulations and Nasdaq listing standards and has concluded that the engagement of Aon does not raise any conflict of interest.

Base Salaries

At the beginning of 2025, our compensation committee reviewed and approved the base salaries of the Named Executive Officers (other than Mr. Grant, who was not employed by the Company at the time) based on an analysis of external market conditions and individual performance against goals. In the case of Mr. Adar, his base salary was approved in the beginning of 2025 and, in connection with his promotion to become our Chief Financial Officer, it was increased on August 1, 2025. The table below sets forth the base salaries for each of the Named Executive Officers for 2025:

2025 Base
Name	Salary ($)
Mark Grant	435,000
Larry Jasinski	442,312
Almog Adar(1)	315,000
Jeannine Lynch	361,637

(1)	Mr. Adar’s base salary was increased from $250,000 to $315,000 on August 1, 2025 as a result of his promotion to become our Chief Financial Officer.

2025 Bonuses

All employees who have bonus features in their employment agreements, including our Named Executive Officers, were eligible to participate in a non-equity incentive plan for fiscal year 2025, pursuant to which employees were eligible to earn a bonus with respect to their performance in such year. Each Named Executive Officer’s target was equal to a specified percentage of his or her base salary, and, except in the case of Mr. Grant and Mr. Adar, the actual bonus paid was based on the achievement revenue and net income targets and individual performance metrics. The revenue and net income targets are set forth in the Previous Compensation Policy that has been approved by our shareholders. Not all goals are required to be satisfied for a Named Executive Officer to earn a portion of the bonus.

The percentage of the bonus to be paid may vary depending on the specific target and the level of achievement. In February 2026, the compensation committee completed an evaluation of the Company’s overall performance for 2025 and the Named Executive Officers’ respective contributions in achieving this performance. The compensation committee’s review was based on Company performance against business objectives, as well as personal performance against individual goals established by the compensation committee. The revenue and net income targets for 2025 were not achieved and, therefore, no bonus was paid with respect to those corporate performance goals. However, Mr. Adar and Ms. Lynch partially achieved certain individual performance goals and, based on the compensation committee’s evaluation, following the recommendation of the compensation committee, the Board approved bonuses for Mr. Adar and Ms. Lynch equal to $22,050 and $6,329, respectively.

Notwithstanding the foregoing, Mr. Grant and Mr. Adar received certain guaranteed bonus amounts for the fiscal year ended December 31, 2025. Pursuant to the Grant Employment Agreement, as defined below, Mr. Grant was guaranteed a bonus under the non-equity incentive plan at the minimum amount of 70% of his 2025 base salary (which will be prorated based on the number of days that Mr. Grant was employed by the Company in the 2025 fiscal year), provided that Mr. Grant is employed by the Company on the date the bonus is paid. While Mr. Grant did not earn a bonus based on Company and/or individual performance, he received a bonus for fiscal year ended December 31, 2025 in the amount of $177,625 pursuant to the Grant Employment Agreement, as defined below.

Pursuant to the Adar Employment Agreement, as defined below, for the fiscal year ended December 31, 2025, Mr. Adar was eligible to earn an annual bonus equal to 35% of his 2025 base salary, structured as follows: (a) Mr. Adar was entitled to a retention payment in the total amount of $80,000 (the “Adar Retention Payment”), to be paid in two equal installments, with the first installment being paid on the first payroll date following his appointment as Chief Financial Officer, and the second installment to be paid when the Company pays 2025 bonuses to other executives, subject to Mr. Adar’s continued employment on the date of payment; and (b) Mr. Adar was eligible to earn up to an additional 7% of his base salary (provided that the total annual bonus Mr. Adar is eligible to earn for the fiscal year ended December 31, 2025 will not exceed 35% of his 2025 base salary), prorated for the period commencing on August 1, 2025 through December 31, 2025, based on Mr. Adar’s achievement of individual metrics and milestones as determined by our Board of Directors (the amounts in (a) and (b), the “Adar 2025 Bonus”). Mr. Adar earned 50% of the Adar Retention Payment in 2025, which was paid on August 15, 2025, and the remaining 50% is expected to be paid on March 31, 2026. Because the remaining 50% of the Adar Retention Payment was not earned in fiscal year ended December 31, 2025, such amount is not reflected in the Summary Compensation Table above pursuant to SEC guidance.

Equity Compensation

Our equity grant program is intended to align the interests of our Named Executive Officers with those of our shareholders and to motivate them to make important contributions to our performance. In 2025, stock options and RSU grants were made following shareholder approval of the 2025 Plan.

Employee Benefits and Perquisites

We currently maintain the Lifeward, Inc. 401(k) Plan, a defined contribution plan (the “401(k) Plan”), for the benefit of our employees, including our Named Executive Officers, who satisfy certain eligibility requirements. Our Named Executive Officers were eligible to participate in the 401(k) Plan on the same terms as our other full-time employees. We believe that providing a vehicle for retirement savings though our 401(k) Plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our Named Executive Officers.

Currently, we do not view perquisites or other personal benefits as a significant component of our Previous Compensation Policy or Proposed Compensation Policy, as applicable.

Equity Grant Timing

Our policies and practices regarding the granting of equity awards are carefully designed to ensure compliance with applicable securities laws and to maintain the integrity of our executive compensation program. The compensation committee of our Board of Directors is responsible for the timing and terms of equity awards to executives and other eligible employees.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance goals and market conditions. We do not follow a predetermined schedule for the granting of equity awards. In determining the timing and terms of an equity award, the Board of Directors or the compensation committee may consider material nonpublic information to ensure that such grants are made in compliance with applicable laws and regulations. The Board’s or the compensation committee’s procedures to prevent the improper use of material nonpublic information in connection with the granting of equity awards include oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such material nonpublic information.

We are committed to maintaining transparency in our executive compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. We regularly review our policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance.

On June 2, 2025, the compensation committee awarded a stock option grant to Mr. Grant, a Named Executive Officer for 2025, during the period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-Q, Form 10-K or Form 8-K that discloses material nonpublic information (the “Designated Period”). In addition, on August 13, 2025, the compensation committee awarded a stock option grant to Mr. Adar, a Named Executive Officer for fiscal 2025, during the Designated Period. As required by Item 402(x) of Regulation S-K under the Exchange Act, we are providing the following information related to the stock option grants awarded to Messrs. Grant and Adar during the Designated Period occurring in the fiscal year ended December 31, 2025. All share and per share amounts presented in this note have been retroactively adjusted to reflect the Company’s 1-for-12 reverse share split effected on February 24, 2026.

Name	Grant Date	Number of securities underlying the award ($/sh)	Exercise price of the award ($/Sh)	Grant date fair value of the award (1)

Percentage change in

the closing market

price of the securities

underlying the award

between the trading

day ending

immediately prior to

the disclosure of

material nonpublic

information and the

trading day beginning

immediately following

the disclosure of

material nonpublic

information

William Mark Grant	June 2, 2025	33,333	14.70	403,491	0.41	%(2)

Almog Adar	August 13, 2025	18,750	8.60	133,242	(11.6)	%(3)

(1)	The grant date fair value of such award was calculated in accordance with FASB ASC Topic 718, disregarding estimated forfeitures related to service-based vesting. For a description of the assumptions used in determining these values, see Notes 2m and 8c to our consolidated financial statements included in our 2025 Annual Report.

(2)	The closing price per share of our ordinary shares on June 2, 2025 (the trading date ending immediately prior to the filing of our Form 8-K on June 3, 2025) was $14.70, and the closing price per share of our ordinary shares on June 4, 2025 (the next trading date beginning immediately following the filing of our Form 8-K on June 3, 2025) was $14.76.

(3)	The closing price per share of our ordinary shares on August 13, 2025 (the trading date ending immediately prior to the filing of our Form 10-Q on August 14, 2025) was $8.60, and the closing price per share of our ordinary shares on August 15, 2025 (the next trading date beginning immediately following the filing of our Form 10-Q on August 14, 2025) was $7.60.

Employment Agreements of Named Executive Officers

Each of Mr. Grant, our former President and CEO, Mr. Adar, our Chief Financial Officer, who is expected to step down from that position effective September 30, 2026, and Ms. Lynch, our former Vice President of Market Access and Strategy, previously entered into an employment agreement with our Subsidiary. These employment agreements set forth their respective terms of employment, which terms are generally applicable to all of our executives, covering matters such as vacation, health and other benefits. The following are descriptions of the material terms of our Named Executive Officers’ employment agreements as in effect during 2025 and, where applicable, the related separation arrangements.

Mark Grant

In connection with Mr. Grant’s appointment as the Company’s President and Chief Executive Officer, the Company and Mr. Grant entered into an employment agreement on May 16, 2025 (the “Grant Employment Agreement”). Pursuant to the Grant Employment Agreement, which was effective as of the Effective Date, Mr. Grant was entitled to receive (i) an annual base salary of $435,000, subject to periodic adjustments as could be determined from time to time by the compensation committee of the Board and (ii) an annual performance bonus up to 70% of annual base salary, subject to the achievement of objectives as determined by the compensation committee of the Board, which was pro-rated for the remainder of 2025. Mr. Grant also received an inducement grant of options (the “Option”) to purchase 400,000 of the Company’s Ordinary Shares, in accordance with Nasdaq Listing Rule 5635(c)(4), which vest in four equal annual installments beginning on the first anniversary of the grant date. The terms of the Option were materially consistent with the Company’s form of inducement option award agreements for employees and executive officers.

Upon a termination of Mr. Grant’s employment due to death, disability, termination for “Cause” (as defined in the Grant Employment Agreement) or resignation without “Good Reason” (as defined in the Grant Employment Agreement), Mr. Grant would have been entitled to receive: (i) any base salary earned through the date of termination and any unpaid expense reimbursements, (ii) any earned but unpaid wages required to be paid by law and (iii) any vested benefits he may have under any employee benefit plan through the termination date (collectively, the “Accrued Benefits”).

Upon a termination of Mr. Grant’s employment without “Cause” by the Company or resignation for “Good Reason” by Mr. Grant, in addition to the Accrued Benefits, and subject to Mr. Grant’s execution of the Separation Agreement (as defined in the Employment Agreement), Mr. Grant is entitled to receive: (i) continuation of his base salary for six (6) months (the “Grant Severance Pay”), (ii) payment of his target bonus for the then-current year paid in six (6) substantially equal installments over a six-month period and in accordance with the Company’s standard payroll practices, (iii) reimbursement of monthly health insurance premium equal to the monthly employer contribution that the Company would have made if he had remained employed by the Company until the earliest of (a) the end of the period over which the Company pays the Grant Severance Pay, (b) the date on which Mr. Grant becomes eligible to receive group medical plan benefits from another employer, or (c) the date on which Mr. Grant is no longer eligible to receive such coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”). In addition, if such termination without “Cause” or resignation for “Good Reason” had occurred within ninety (90) days prior to a Change of Control (as defined in the Grant Employment Agreement) or twelve (12) months immediately following a Change of Control, then in addition to the Accrued Benefits, and subject to Mr. Grant’s execution of the Separation Agreement, Mr. Grant is entitled to receive: (i) continuation of base salary for twelve (12) months (the “Grant Change of Control Severance Pay”), (ii) lump-sum payment in an amount equal to his target bonus for the then-current year and (iii) reimbursement of monthly health insurance premium equal to the monthly employer contribution that the Company would have made if he had remained employed by the Company until the earliest of (a) the end of the period over which the Company paid the Grant Change of Control Severance Pay, (b) the date on which Mr. Grant became eligible to receive group medical plan benefits from another employer, or (c) the date on which Mr. Grant is no longer eligible to receive such coverage under COBRA.

On August 31, 2026, Mr. Grant ceased serving as the Company’s President and Chief Executive Officer and as a member of the Board. In connection with his departure, the Company entered into a separation agreement and a consulting agreement with Mr. Grant. Pursuant to the consulting agreement, Mr. Grant is serving as a Senior Advisor through September 30, 2026 in exchange for a consulting fee of $40,000. Mr. Grant’s outstanding equity awards ceased vesting as of August 31, 2026, and all unvested equity awards were forfeited as of that date. Mr. Grant did not receive any cash severance payments or continued employee benefits in connection with his separation, other than compensation accrued through his separation date and the consulting fee described above.

The Grant Employment Agreement was governed by the laws of the State of North Carolina and contained non-solicitation and non-competition covenants (each of which remains in effect during the term of employment and for a period of 12 months following termination of employment) and confidentiality, trade secrets and inventions clauses.

Larry Jasinski

On January 17, 2011, we entered into an employment agreement with Mr. Jasinski, pursuant to which he served as the CEO of the Company beginning on February 12, 2012 (as amended from time to time, the “Jasinski Employment Agreement”). Mr. Jasinski served as co-CEO from June 2, 2025 until June 30, 2025, and thereafter ceased to serve as an officer of the Company.

The Jasinski Employment Agreement provided for an annual base salary, subject to annual increases in the discretion of, the Company, and an annual performance bonus. In accordance with previous shareholder approvals, and effective as of January 1, 2025, the annual base salary was $442,312. The annual performance bonus was originally set at up to 35% of annual base salary. In 2020, this was increased to an annual performance bonus of up to 70% of annual base salary for achieving 100% of targets (with adjustment upward or downward for performance exceeding or failing to meet such objectives, respectively).

In the event that Mr. Jasinski’s employment was terminated by the Company without “Cause” (as defined in the Jasinski Employment Agreement ), or if Mr. Jasinski terminated his employment for “Good Reason” (as defined in the Jasinski Employment Agreement), he would be entitled to certain severance payments and benefits, including: (i) a lump sum payment equal to 90 days of his base salary, (ii) an annual performance bonus (calculated based on the assumption that to the extent performance objectives were achieved in the six-month period preceding his termination, they would also be achieved in the six months following termination), (iii) reimbursement for any COBRA or other medical, dental and vision premiums for six months following his termination and (iv) continued participation in any employee and executive benefit programs in effect as of his termination and reimbursement for the premium or other fees associated with continuation in any insurance program available to the Company’s employees as a non-employee or in a comparable program if participation as a non-employee would be barred. The Jasinski Employment Agreement further provided that if Mr. Jasinski’s employment was terminated without Cause or by Mr. Jasinski for Good Reason, any unvested portion of the options promised in the Jasinski Employment Agreement, which would have vested during the six months following such termination had Mr. Jasinski remained employed by the Company, would automatically vest. If Mr. Jasinski terminated his employment without Good Reason, he would be entitled to receive a pro-rated amount of his annual performance bonus as determined in good faith by the Board. Mr. Jasinski was not entitled to any severance if he was terminated by the Company for Cause.

The Jasinski Employment Agreement was amended in 2020 to provide that if a “Change of Control” (as defined in the Jasinski Employment Agreement) occurred, and within one year following such Change of Control Mr. Jasinski was terminated without Cause or he resigned for Good Reason, Mr. Jasinski would be entitled to severance of 18 months’ salary as well as an annual bonus for the year in which the termination occurs (assuming achievement of 100% of milestones and targets set by the Board of Directors).

The Jasinski Employment Agreement was governed by the laws of the State of Delaware and contained non-solicitation and non-competition covenants (each of which remained in effect during the term of employment and for 12 months following termination of employment) and trade secrets and inventions clauses.

On June 30, 2025, we entered into a separation agreement with Mr. Jasinski, which included a release of claims in favor of the Company, pursuant to which he was entitled to receive: (i) the gross amount of $221,156.04, which was paid in 12 substantially equal installments, (ii) his annual bonus for the fiscal year ended December 31, 2025, which was paid in a lump sum in an amount based on the actual achievement of objectives during the 6-month period preceding the termination date and assumed 100% achievement of objectives during the 6-month period following the termination date, (iii) a monthly payment equal to the full monthly COBRA premium to continue health coverage for Mr. Jasinski and his eligible dependents until the earliest of (a) the 6-month anniversary of the date of termination, and (b) the cessation of Mr. Jasinski’s health continuation rights under COBRA.

In addition, on June 30, 2025, we entered into a consulting agreement with Mr. Jasinski for a period of six months from July 1, 2025 through December 31, 2025 (the “Consulting Period”), pursuant to which we agreed to pay Mr. Jasinski $18,429.67 per month for each month Mr. Jasinski performed consulting services pursuant to such agreement. Any of Mr. Jasinski’s outstanding and unvested RSUs as of Mr. Jasinski’s termination of employment continued to vest during the Consulting Period.

Almog Adar

In connection with Mr. Adar’s appointment as the Company’s Chief Financial Officer, the Company and Mr. Adar entered into a first amendment to Mr. Adar’s then-existing employment agreement with the Company, effective as of August 1, 2025 (the “Adar Employment Agreement”). Pursuant to the Adar Employment Agreement, Mr. Adar is entitled to receive (i) an annual base salary of $315,000, subject to periodic adjustments as may be determined from time to time by the compensation committee of the Board and (ii) an annual performance bonus of up to 35% of his annual base salary, subject to the achievement of objectives as determined by the compensation committee of the Board. For the fiscal year ended December 31, 2025, Mr. Adar’s annual performance bonus was structured in the form of the Adar 2025 Bonus described under “2025 Bonuses” above. The Adar Employment Agreement also provided Mr. Adar with the right to receive an option to purchase 225,000 of the Company’s Ordinary Shares, which vests in four equal annual installments beginning on the first anniversary of the grant date, subject to Mr. Adar’s continued service with the Company and subject to the terms of the 2025 Plan.

Upon a termination of Mr. Adar’s employment without “Cause” by the Company or resignation for “Good Reason” by Mr. Adar, and subject to Mr. Adar’s execution of a release agreement in the form acceptable to the Company, Mr. Adar is entitled to receive: (i) continuation of his base salary for six (6) months (the “Adar Severance Pay”), (ii) payment of his target bonus for the then-current year paid in six (6) substantially equal installments over a six-month period and in accordance with the Company’s standard payroll practices, (iii) reimbursement of monthly health insurance premium equal to the monthly employer contribution that the Company would have made if he had remained employed by the Company until the earliest of (a) the end of the period over which the Company pays the Adar Severance Pay, (b) the date on which Mr. Adar becomes eligible to receive group medical plan benefits from another employer, or (c) the date on which Mr. Adar is no longer eligible to receive such coverage under COBRA. In addition, if such termination without “Cause” or resignation for “Good Reason” occurs within ninety (90) days prior to a Change of Control (as defined in the Adar Employment Agreement) or twelve (12) months immediately following a Change of Control, and subject to Mr. Adar’s execution of the Separation Agreement, Mr. Adar is entitled to receive: (i) salary continuation at the Base Salary (as defined in the Adar Employment Agreement) rate for twelve (12) months (the “Adar Change of Control Severance Pay”), (ii) lump-sum payment in an amount equal to his target bonus for the then-current year, (iii) reimbursement of monthly health insurance premium equal to the monthly employer contribution that the Company would have made if he had remained employed by the Company until the earliest of (a) the end of the period over which the Company pays the Adar Change of Control Severance Pay, (b) the date on which Mr. Adar becomes eligible to receive group medical plan benefits from another employer, or (c) the date on which Mr. Adar is no longer eligible to receive such coverage under COBRA, and (iv) accelerated vesting of all unvested restricted share units and options, which will vest and become immediately exercisable upon the effective date of the termination of Mr. Adar’s employment.

On August 14, 2026, the Company announced that Mr. Adar will step down as the Company’s Chief Financial Officer effective September 30, 2026. Mr. Adar will continue to serve in his existing role through that date to assist with the transition to his successor. On August 10, 2026, the Company entered into a separation agreement with Mr. Adar providing for separation benefits substantially similar to those contemplated by the Adar Employment Agreement. For purposes of such separation benefits, Mr. Adar’s departure will be treated as a termination without Cause.

The Adar Employment Agreement is governed by the laws of the Commonwealth of Massachusetts and contains non-solicitation and non-competition covenants (each of which remains in effect during the term of employment and for a period of 12 months following termination of employment) and confidentiality, trade secrets and inventions clauses.

Jeannine Lynch

On July 22, 2021, we entered into an employment agreement with Jeannine Lynch to serve as Vice President of Market Access and Strategy of the Company, effective August 31, 2021 (the “Lynch Employment Agreement”). Pursuant to the terms of the Lynch Employment Agreement, Ms. Lynch was entitled to (i) an annual base salary of $320,000, which was increased to $361,637 effective April 1, 2025, subject to increases as could be determined from time to time by the compensation committee of the Board and (ii) an annual performance bonus up to 35% of annual base salary, subject to the achievement of objectives as determined by the compensation committee of the Board. The Lynch Employment Agreement may be terminated by the Company upon prior written notice.

The Lynch Employment Agreement provided that, if (x) Ms. Lynch’s employment is terminated for any reason other than for “cause” (as defined therein), death, or disability, (y) the Company moved its primary office outside of the United States and/or reduces Ms. Lynch’s title or primary responsibilities, or (z) the Company moved Ms. Lynch’s principal location of work, the Company would pay monthly severance to Ms. Lynch at the rate per annum of her salary and bonus (and the replacement cost of her benefits) at the time of such termination for a period from the date of such termination to the date which is six months after such termination.

The Lynch Employment Agreement also provided that, if the Company were subject to a merger or acquisition where Ms. Lynch were terminated during the 12-month period following the closing of the transaction, 100% of the then-unvested and outstanding equity awards held by Ms. Lynch would vest upon such termination.

Ms. Lynch was not entitled to receive any termination or change in control benefits under the Previous Compensation Policy.

The Lynch Employment Agreement was governed by the laws of the Commonwealth of Massachusetts and contained non-solicitation and non-competition covenants (each of which remains in effect during the term of employment and for a period of 12 months following termination of employment) and trade secrets and inventions clauses. Ms. Lynch ceased serving as an employee of the Company effective May 3, 2026.

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table sets forth information concerning outstanding equity awards as of December 31, 2025, for each Named Executive Officer. This information reflects the number of ordinary shares of the Company after the 1-for-12 reverse share split of the ordinary shares effected by the Company on February 24, 2026.

		Option Awards				Stock Awards
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(2) ($)
Mark Grant	6/2/2025 (3)	—	33,333	14.70	6/2/2035	—	—
Larry Jasinski	6/27/2017 (4)	59	—	4,410.00	3/31/2026	—	—
	5/3/2018 (5)	104	—	2,257.50	3/31/2026	—	—
	3/27/2019 (6)	147	—	450.66	3/31/2026	—	—
Almog Adar	8/2/2022 (7)	—	—	—	—	297	2,055
	6/30/2023 (8)	—	—	—	—	744	5,148
	8/13/2025 (9)	—	18,750	8.60	8/13/2035	—	—
Jeannine Lynch	8/2/2022 (10)	—	—	—	—	409	2,830
	6/30/2023 (11)	—	—	—	—	818	5,661
	11/11/2025 (12)	—	—	—	—	4,166	28,829

(1)	Awards granted prior to 2025 were granted under the Company’s 2014 Equity Incentive Plan, as amended from time to time, and awards granted in 2025 were granted under the 2025 Plan.

(2)	The amount listed in this column represents the product of $6.92, which was the closing market price of the Company’s Ordinary Shares as of December 31, 2025, multiplied by the number of shares subject to the award.

(3)	Option awards vest with respect to 1/4th of the original number of Ordinary Shares subject thereto on each annual anniversary of June 2, commencing on June 2, 2026 and ending on June 2, 2029.

(4)	This award is fully vested.

(5)	This award is fully vested.

(6)	This award is fully vested.

(7)	1/4th of the RSU award vests on an annual basis commencing on August 2, 2023, and ending on August 2, 2026.

(8)	1/4th of the RSU award vests on an annual basis commencing on June 30, 2025, and ending on June 30, 2027.

(9)	Option awards vest with respect to 1/4th of the original number of Ordinary Shares subject thereto on each annual anniversary of August 13, commencing on August 13, 2026 and ending on August 13, 2029.

(10)	1/4th of the RSU award vests on an annual basis commencing on August 2, 2023, and ending on August 2, 2026.

(11)	1/4th of the RSU award vests on an annual basis commencing on June 30, 2025, and ending on June 30, 2027.

(12)	1/4th of the RSU award vests on an annual basis commencing on December 11, 2026, and ending on December 11, 2029.

Potential Payments Upon Termination or Change in Control

We have adopted, pursuant to shareholder approval, our Previous Compensation Policy or Proposed Compensation Policy, as applicable, which provides for certain benefits to our executive officers upon retirement or termination, whether or not in the event of a change in control. We may memorialize any of these benefits in arrangements we enter into with individual executive officers. Under the Previous Compensation Policy or Proposed Compensation Policy, as applicable, executive officers may be entitled to advance notice of termination of up to 12 months and to obtain up to 12 months of post-termination health insurance. In addition to receiving severance pay as required or facilitated under the local laws of the relevant jurisdiction, executive officers may have the right to receive up to 12 months of base salary (18 months in the case of the CEO), bonus and benefits, taking into account the period of the officer’s service or employment, his or her performance during employment and contribution to the Company’s targets and profits and the circumstances surrounding termination of his or her employment. These benefits are designed to attract and motivate highly skilled professionals to join our Company and to enable us to retain key management.

To the extent our Named Executive Officers are entitled to receive severance (except for any severance payments mandated by Israeli law for our Israeli employees) or change in control benefits, such entitlements are contractually agreed upon between the Company and the applicable Named Executive Officer. Accordingly, for further information regarding the payments and benefits our Named Executive Officers are entitled to receive upon a termination or change in control, please see “Executive Compensation — Employment Agreements of Named Executive Officers.”

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee is, or has ever been, an officer or employee of the Company or any of its subsidiaries. In addition, during the last fiscal year, no executive officer of the Company served as a member of the board of directors or the compensation committee of another entity that has one or more executive officers serving on the Company’s compensation committee or the Board.

Policy for Recoupment of Incentive Compensation (Clawback Policy)

On September 13, 2023, we adopted an amended and restated policy for recoupment of incentive compensation (the “Clawback Policy”) in compliance with the requirements of the Dodd-Frank Act, final SEC rules and applicable Nasdaq listing standards (the “final clawback rules”), which covers our current and former executive officers, including all of our named executive officers. Under the Clawback Policy, in the event that we are required to prepare a restatement of our previously issued financial statements due to our material noncompliance with any financial reporting requirement under securities laws, we are required to recover (subject to certain limited exceptions described in the Clawback Policy and permitted under the final clawback rules) any cash or equity incentive-based compensation received by any current or former executive officer after the effective date of the Clawback Policy and in the three years prior to the date we are required to restate our financial statements that is in excess of the amount that would have been received based on the restated financial statements.

Pay Versus Performance Disclosure

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and Non-PEO named executive officers (“Non-PEO NEOs”) and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, please see the section entitled “Executive Compensation—Narrative Disclosure to the 2025 Summary Compensation Table—2025 Bonuses” and “—Equity Compensation.”

Year	Summary Compensation Table Total for First PEO[1] ($)	Summary Compensation Table Total for Second PEO[1] ($)	Compensation Actually Paid to First PEO[1,2,3] ($)	Compensation Actually Paid to Second PEO[1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on TSR ($)[4]	Net Loss ($ Millions)
2025	798,201	834,866	755,034	620,781	437,858	393,145	10.84	(19.9)
2024	473,274	—	278,821	—	367,002	254,094	32.51	(28.9)
2023	888,683	—	860,554		532,038	561,010	63.23	(22.1)

1.  Larry Jasinski served as our PEO until June 30, 2025, serving as Chief Executive Officer through June 1, 2025 and as co-Chief Executive Officer from June 2, 2025 through June 30, 2025 (“First PEO”). Mark Grant has served as our PEO since June 2, 2025, serving as co-Chief Executive Officer through June 30, 2025 and as Chief Executive Officer since July 1, 2025 (“Second PEO”). The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2023	2024	2025
Mike Lawless	Charles Remsberg	Almog Adar
Jeannine Lynch	Jeannine Lynch	Jeannine Lynch

2.  The amounts shown for “Compensation Actually Paid” have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the PEOs or the Non-PEO NEOs. The dollar amounts reported are the amounts of total compensation reported for our PEOs and Non-PEO NEOs for each corresponding year in the “Total” column of the Summary Compensation Table, with certain adjustments as described in footnote 3 below.

3.  Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for First PEO ($)	Exclusion of Stock Awards for First PEO ($)(a)	Inclusion of Equity Values for First PEO ($)(b)	Compensation Actually Paid to First PEO ($)
2025	798,201	0	(43,167)	755,034
2024	473,274	0	(194,453)	278,821
2023	888,683	(167,714)	139,585	860,554

Year	Summary Compensation Table Total for Second PEO ($)	Exclusion of Stock Awards for Second PEO ($)(a)	Inclusion of Equity Values for Second PEO ($)(b)	Compensation Actually Paid to Second PEO ($)
2025	834,866	(403,491)	189,406	620,781

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)(a)	Average Inclusion of Equity Values for Non-PEO NEOs ($)(b)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	437,858	(84,309)	39,595	393,145
2024	367,002	0	(112,908)	254,094
2023	532,038	(90,750)	119,722	561,010

(a) The amounts reported in this column represent the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b) The amounts reported in this column include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for First PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for First PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for First PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for First PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for First PEO ($)	Total - Inclusion of Equity Values for First PEO ($)
2025	0	(24,714)	0	(18,453)	0	(43,167)
2024	0	(152,530)	—	(41,923)	—	(194,453)
2023	155,540	5,280	—	(21,235)	—	139,585

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Second PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Second PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Second PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Second PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Second PEO ($)	Total - Inclusion of Equity Values for Second PEO ($)
2025	189,406	0	0	0	0	189,406

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	67,457	(15,705)	0	(12,157)	0	39,595
2024	0	(93,675)	—	(19,233)	—	(112,908)
2023	117,627	2,942	—	(847)	—	119,722

4.  Assumes $100 was invested in the Company at market close on December 30, 2022 (the last trading day before the beginning of fiscal year 2023) through the end of the listed year. Historical stock performance is not necessarily indicative of future stock performance.

Relationship Between PEOs and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

Relationship Between PEOs and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the three most recently completed fiscal years.

PEOs and Average Non-PEO NEO Compensation Actually Paid Versus Net Loss
Compensation Actually Paid ($ Millions)
Millions
1.1
0.9
0.8
0.6
0.5
0.3
0.2
0.0
-0.2
Net Loss ($ Millions)
400
350
300
250
200
150
100
50
0
(50)
0.9
0.6
0.3
0.3
0.8
0.6
0.4
0.0
(22.1)
(28.9)
(19.9)
2023
2024
2025
#N/A
Fiscal Year
Larry Jasinski Compensation Actually Paid
Mark Grant Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Lifeward Ltd. Net Loss

PROPOSAL 2

TO APPROVE THE ELECTION OF ARIEL KALLNER, AS AN EXTERNAL DIRECTOR,

 TO SERVE FOR A TERM OF THREE YEARS COMMENCING AS OF NOVEMBER 11, 2026 AND TO

APPROVE HIS COMPENSATION

Pursuant to the Israel Companies Law we are required to have two External Directors, whose term of office is three years. As noted above, following the closing of the Oratech Acquisition on March 25, 2026, there is only one current serving external director in the Company.

To qualify as an external director, an individual may not have, and may not have had at any time during the previous two years, any “affiliations” with the company or its “affiliates,” as such terms are defined in the Israel Companies Law. External directors must meet stringent standards of independence from our management and from any controlling shareholder (defined for this purpose as any shareholder who holds 50% or more of our outstanding shares, or can direct the company’s business, or who has the right to appoint the majority of our directors or our chief executive officer). In addition, no individual may serve as an external director if the individual’s position or professional or other activities create or may create a conflict of interest with his or her role as an external director. For a period of two years from termination from office, a former external director may not serve as a director or employee of the company or provide professional services to the company for compensation.

In accordance with the approvals and recommendations of the Company’s nominating committee, compensation committee and the Board, we are proposing that shareholders elect Ariel Kallner, as an additional External Director, to serve as of the later of: (i) shareholder approval of his appointment; and (ii) November 11, 2026, for a term of three years or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law.

According to the Israel Companies Law, subject to relief under certain circumstances for companies such as the Company whose shares are traded on a securities exchange outside of Israel, at least one of the External Directors must have “accounting and financial expertise” and the other External Director must have either “accounting and financial expertise” or “professional qualifications,” as such terms are defined by regulations promulgated under the Israel Companies Law. Our Board has determined that each of Moshe Rozenbaum and Ariel Kallner satisfies the requirements to serve as an External Director under the Israel Companies Law and the independence requirements under the listing standards of The Nasdaq Stock Market and possesses financial and accounting expertise under the Israel Companies Law. Mr. Rozenbaum currently serves as our sole External Director following the resignation of William Mark Sigsbee from the Board, effective August 13, 2026. Our Board has nominated Ariel Kallner for election at the Meeting as our second External Director for an initial three-year term commencing as of November 11, 2026.

External Directors must be elected by the shareholders by a Special Majority, as described above under “Questions and Answers About the Meeting – About the Voting Procedures at the Meeting.” In accordance with the Israel Companies Law and our Articles of Association, External Directors are not assigned to any class. The term of service of an External Director is three years and may be extended for up to two additional three-year terms; thereafter, an External Director may be reelected by our shareholders for additional periods of up to three years each only if our Audit Committee and our Board confirm that, in light of the External Director’s expertise and special contribution to the work of the Board and its committees, the reelection for such additional period is beneficial to the Company.

Ariel Kallner has consented to being named in this Proxy Statement and to serve if elected and has advised us that he has the qualifications and time required for the performance of his duties as an External Director, and that there are no legal restrictions preventing him from assuming such office.

External Director Nominee

Ariel Kallner, 46, has served as a Member of the Knesset, Israel’s national legislature, since 2022. His current term is expected to end on November 10, 2026. In his role as a Member of Knesset, Mr. Kallner has been responsible for legislation, parliamentary oversight, committee work, international parliamentary relations, public policy and constituency representation. He has also served as Head of the Knesset Delegation to the European Parliament, Chair of the Committee for the Fight against Drugs, Alcohol and Addictions, and a member of parliamentary committees, including the Foreign Affairs and Defense Committee and the National Security Committee. Prior to his current Knesset service, Mr. Kallner served as a Business Development Advisor to Israel Shipyards Group from 2021 to 2022. He also has approximately 12 years of project-management experience in international high-tech. Mr. Kallner holds a B.Sc. in Industrial Engineering and Management from the Technion – Israel Institute of Technology and an MBA from the University of Haifa. We believe that Mr. Kallner’s experience in public policy, regulation, government oversight, strategic risk assessment, international stakeholder engagement and business development, together with his engineering and management background, provide him with the qualifications and skills to serve as an external director and a member of our Board.

Ariel Kallner, has certified to us that he possesses all required qualifications of an external director under the Israel Companies Law and meets all relevant requirements of an independent director under the Nasdaq listing standards governing audit committee and compensation committee members.

Compensation of External Director

The compensation of our external directors must also comply with the Companies Regulations (Rules on Remuneration and Expenses of External Directors), 5760-2000 (the “External Director Compensation Regulations”), as amended by the Companies Regulations (Relief for Public Companies Traded on Stock Exchanges Outside of Israel), 5760-2000, as such regulations may be amended from time to time.

The regulations under the Israel Companies Law and our Previous Compensation Policy or Proposed Compensation Policy, as applicable, provide that External Directors are to receive (i) an annual fee and a per-meeting fee, based on the amounts prescribed in tables that appear in the regulations, which tie such compensation to the amount of the company’s shareholders’ equity, or (ii) alternatively, compensation based on the average cash and equity compensation of the other directors of the company who are neither (A) officers, employees or service providers of the Company, nor (B) otherwise affiliated with the company or the controlling shareholder of the Company, provided that there are at least two such other directors. In general, the compensation paid to an External Director may not be changed during his or her three-year term, except for an increase (but not a decrease) in order to bring the compensation into alignment with the compensation for a subsequently-elected External Director.

At our Extraordinary General Meeting of Shareholders held on March 12, 2026, shareholders approved compensation for our current serving External Director consisting of an annual cash retainer of approximately $10,000, and a fee for each meeting of the Board or a committee in which they participate of approximately $1,500 (approximately $750 for remote participation in a meeting, and approximately $700 for each written consent). In addition, on the date of the meeting at which an External Director is elected, he or she will receive an Initial RSU Award, and thereafter they will each receive an annual grant of RSUs having a value equal to $75,000 on the date of grant (the “External Director Annual RSUs Award”).

In connection with the election of Ariel Kallner as an External Director and as agreed upon with Mr. Ariel Kallner, our Board is proposing that Mr. Kallner’s compensation will be as follows: (i) cash annual and board or committee meetings fee in accordance with the ‘fixed amount’, as specified in the External Director Compensation Regulations; and (ii) Initial RSU Award and thereafter an External Director Annual RSUs Award. The Compensation Committee and the Board determined that the proposed compensation for Mr. Kallner is reasonable and in accordance with the guidelines of the External Director Compensation Regulations and our Proposed Compensation Policy.

Except as indicated herein, there are no arrangements or understandings between Ariel Kallner and any other person pursuant to which Mr. Kallner was selected as a nominee to serve as an External Director.

Proposed Resolution

You are requested to adopt the following resolution:

“2. RESOLVED, that Ariel Kallner, be elected as an External Director of the Company, to serve for a term of three years commencing as of November 11, 2026, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, and to approve his compensation as described in the Proxy Statement.”

Vote Required

The affirmative vote of both an Ordinary Majority and a Special Majority is required to adopt the resolution. For the definitions of “Ordinary Majority” and “Special Majority,” see “Questions and Answers About the Meeting – About the Voting Procedure at the Meeting” above.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

Continuing External Directors

External Director Continuing in Office until 2029

Set forth below is the name of our other External Director continuing in office until the third anniversary of his election, in 2029, together with certain biographical information, including his age as of the date of this Proxy Statement:

Moshe Rozenbaum, 45, has many years of experience as a strategic business leader with deep expertise in financial markets, capital raising, and corporate development. From May 2023 to August 2025, he served as the VP – Corporate Development of Nano Dimension Ltd. (Nasdaq: NNDM), where he spearheaded global corporate development strategy for a leading 3D printing and additive electronics company. Prior to that, from January 2019 to June 2022, he served as the Head of Business Development for Yedid Capital Management Inc., and from 2011 to 2019 he served as the Chief Financial Officer and Chief Operating Officer of Fluent Trade Technologies Ltd. and previously served as a Senior Accountant at Ernst & Young. Mr. Rozenbaum holds a B.A. in Accounting from Touro University and is a Certified Public Accountant. We believe that Mr. Rozenbaum’s experience in corporate development, capital raising and financial markets, together with his financial and accounting background and experience at a Nasdaq-listed company, provides him with the qualifications and skills to serve as a member of our Board. Our Board has also determined that Mr. Rozenbaum satisfies the requirements for service as an External Director under the Israel Companies Law.

PROPOSAL 3

APPROVAL OF THE EQUITY COMPENSATION PAYABLE TO OUR

DIRECTORS (OTHER THAN EXTERNAL DIRECTORS AND DIRECTORS

WHO ARE EMPLOYEES OF THE COMPANY)

Under the Israel Companies Law, the compensation of our directors requires the approval of our Compensation Committee, Board of Directors and shareholders, in that order.

Our management and Board of Directors believe that in order to continue to attract and retain highly qualified individuals with the requisite skill and experience to serve on the Board and the committees thereof, we must pay competitive compensation to our directors.

Currently, each director, other than External Directors and directors who are employees of the Company, receives an annual cash retainer of $22,570 ($45,140 in the case of the Chairperson of the Board), plus cash compensation for attending meetings of the Board of Directors and for serving as members of committees. In addition, each director, other than External Directors and directors who are employees of the company, currently receives (i) upon his or her appointment a restricted stock unit award (the “Initial RSU Award”), with such Initial RSU Award having a value equal to $50,000 on the date of grant (as determined based on the closing price of our ordinary shares on the date of grant), and (ii) an annual grant of RSUs (the “Annual RSU Award”) having a value equal to $50,000 on the date of grant ($100,000 in the case of the Chairperson of the Board). The Initial RSU Award and Annual RSU Award each vest in four equal quarterly installments, starting three months from the date of grant (subject to the director’s continued service with the Company through each applicable vesting date), with the vesting of such awards to be accelerated upon certain change of control events in accordance with the Proposed Compensation Policy. See “Director Compensation.”

In accordance with our Previous Compensation Policy and the Proposed Compensation Policy, as applicable, we are proposing to adopt at the Meeting (see Proposal 6) both provide that (x) all or a portion of our directors’ cash compensation may instead be paid in equity, at the discretion of our Compensation Committee, in order to preserve the Company’s cash, and (y) equity compensation of directors will be payable in the first instance in RSUs but such compensation may instead be payable, at the discretion of our Compensation Committee, in cash, based on a formula to be determined and with such payment provisions as shall result in the equivalent effect of vesting of RSUs, in order to preserve the equity available for incentives.

In addition to cash and equity compensation, each director is reimbursed for out-of-pocket expenses in connection with attending meetings of the Board of Directors or committees. Directors are also indemnified and insured by us for actions associated with being a director, to the extent permitted under Israeli law. Furthermore, our non-employee directors do not receive any benefits upon termination of their directorship positions.

We are proposing that all of the compensation to be paid to the Company’s current and future non-executive directors (other than External Directors and directors who are employees of the Company), effective as of the date of the Meeting, shall be solely in the form of equity compensation and no cash compensation shall be paid. Specifically, we are proposing that each such director will receive annual RSUs award having a value equal to $72,570 on the date of grant (and 200% of such amount in the case of the Chairperson of the Board). The number of RSUs underlying each award will be determined by dividing the applicable dollar value by the closing price of the Company’s ordinary shares on Nasdaq on the date of grant rounded down to the nearest whole share. The directors will not receive additional compensation for attending meetings of the Board of Directors or for serving as members (or chairpersons) of committees. Each of the RSU awards will vest in four equal quarterly installments, starting three months from the date of grant (subject to the director’s continued service with the Company through each applicable vesting date), with the vesting of such awards to be accelerated upon certain change of control events in accordance with the Proposed Compensation Policy. We are proposing this in order to help conserve the Company’s cash reserves and further align our directors’ interests with the long-term interests of our shareholders.

Our Compensation Committee approved and recommended to our Board of Directors, and the Board of Directors approved, the above proposed equity compensation for our current and future directors (other than External Directors and directors who are employees of the Company) and determined that such compensation is consistent with the Proposed Compensation Policy.

Proposed Resolution

You are requested to adopt the following resolution:

“3. RESOLVED, to approve the payment to the Company’s current and future directors (other than External Directors and directors who are employees of the Company), effective as of the date of the Meeting, of equity compensation on the terms and subject to the grant timing described in the Proxy Statement.”

Vote Required

The affirmative vote of both an Ordinary Majority and a Special Majority is required to adopt the resolution. For the definitions of “Ordinary Majority” and “Special Majority,” see “Questions and Answers About the Meeting – About the Voting Procedure at the Meeting” above.

Board Recommendation

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSAL 4

TO APPROVE THE COMPENSATION PAYABLE TO JOSH HEXTER,

OUR INTERIM CHIEF EXECUTIVE OFFICER

Background

On August 31, 2026, we announced that our Board had appointed Josh Hexter as our Interim Chief Executive Officer and principal executive officer, effective September 1, 2026. Mr. Hexter succeeded Mark Grant, who departed from his positions as our President and Chief Executive Officer and as a member of our Board, effective August 31, 2026. To support a smooth leadership transition, Mr. Grant will continue to support the Company as a Senior Advisor through September 30, 2026.

Mr. Hexter brings nearly three decades of leadership, business development, operations and management experience in the life sciences industry. For additional information regarding Mr. Hexter’s business experience, see “Executive Officers” above.

Mr. Hexter also serves as Chief Operating and Business Officer of Oramed, the Company’s controlling shareholder. Following his appointment as Interim Chief Executive Officer of the Company, Mr. Hexter substantially reduced the scope of his responsibilities at Oramed, such that those responsibilities are expected to represent approximately 5% of his prior responsibilities at Oramed.

In accordance with regulations promulgated under the Israel Companies Law, our compensation committee and Board of Directors approved the compensation of Josh Hexter to serve as our Interim Chief Executive Officer, effective September 1, 2026 and until the Meeting, on terms that are not more favorable than Mr. Grant’s compensation arrangements, pursuant to Regulation 1B4 of the Israeli Companies Regulations (Reliefs for Transactions with Interested Parties), 5760-2000, and we entered into an employment agreement with Mr. Hexter (the “Employment Agreement”). In order to continue to pay Mr. Hexter compensation under the Employment Agreement, our shareholders are asked to approve the compensation payable to Mr. Hexter at the Meeting. A copy of the Employment Agreement is attached to this Proxy Statement as Appendix A. The Employment Agreement provides that Mr. Hexter’s compensation is as follows:

Base salary: A base gross salary of NIS 100,000 (NIS 1.2 million annualized).

Annual Bonus: Eligibility for an annual discretionary performance bonus, as determined by the Board and up to the maximum stated in the Company’s Previous Compensation Policy and Proposed Compensation Policy.

Termination: Either the Company or Mr. Hexter may terminate Mr. Hexter’s employment upon 60 days’ prior written notice, subject to the terms of the Employment Agreement.

Potential Equity Grant: The Employment Agreement provides that, subject to approval by the Compensation Committee and the Board and in accordance with the Company’s Previous Compensation Policy and Proposed Compensation Policy, applicable incentive plan and applicable law, the Board may, in its discretion, grant Mr. Hexter performance based restricted share units or other equity awards on terms determined at the time of grant up to the maximum value stated in the Company’s Previous Compensation Policy and Proposed Compensation Policy. As of September 15, 2026, no such equity award has been approved or granted to Mr. Hexter.

Mr. Hexter is also entitled to receive customary employee benefits in accordance with Israeli law and the Company’s policies, as well as indemnification exemption from liability and directors’ and officers’ liability insurance coverage, and a monthly commuting allowance of NIS 5,000 or, alternatively, a company car.

In approving and recommending Mr. Hexter’s compensation, the compensation committee and the Board considered Mr. Hexter’s extensive leadership, business development, operational and management experience in the life sciences industry and his ability to contribute significantly to the advancement of the Company’s business. The compensation committee and the Board also determined that the compensation payable to Mr. Hexter is commensurate with the scope of his responsibilities as Interim Chief Executive Officer, appropriate in light of the Company’s size and activities, and designed to promote the Company’s objectives and support an orderly leadership transition.

Under the Israel Companies Law, the terms of compensation of our chief executive officer require the approval of the compensation committee, the board of directors and, the shareholders, in that order. Each of our compensation committee and Board found that the proposed compensation terms comply with the company’s previous Compensation Policy and the Proposed Compensation Policy, and the compensation committee recommended, and our Board approved, these compensation terms, subject to approval by our shareholders at the Meeting.

Proposed Resolution

You are requested to adopt the following resolution:

“4. RESOLVED, to approve the compensation payable to Josh Hexter, our Interim Chief Executive Officer, as described in the Proxy Statement for the Meeting.”

Vote Required

The affirmative vote of both an Ordinary Majority and a Special Majority is required to adopt the resolution. For the definitions of “Ordinary Majority” and “Special Majority,” see “Questions and Answers About the Meeting - About the Voting Procedure at the Meeting” above.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSAL 5

APPROVAL OF THE ISSUANCE OF ORDINARY SHARES

UPON CONVERSION OR EXERCISE OF CERTAIN OUTSTANDING

SECURITIES IN EXCESS OF THE EXCHANGE CAP UNDER NASDAQ

LISTING RULE 5635(d)

Background

As previously disclosed by the Company, on June 30, 2026, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”), with certain investors and Oramed, as collateral agent, pursuant to which the Company agreed to issue to certain investors senior secured convertible notes convertible into our ordinary shares, and accompanying warrants to purchase ordinary shares. The transaction closed on July 6, 2026, and as a result, the Company issued an aggregate principal amount of $5,580,000 in senior secured convertible notes (the “Initial Notes”), convertible into Ordinary Shares, and accompanying warrants to purchase ordinary shares (the “Initial Warrants”).

Each Initial Note matures on the three year anniversary from the date of issuance (the “Term”). The principal amount of each Initial Note outstanding plus all accrued and unpaid interest is convertible, at the option of the holder at any time, in whole or in part, into such number of ordinary shares (the “Conversion Shares”) at an initial conversion price equal to $5.40 per share, subject to certain adjustments (the “Conversion Price”). The Conversion Price is subject to standard adjustments in the event of stock dividends, stock splits, combinations or similar events.

The Initial Notes accrue interest at the rate of 8.0% per annum, which shall automatically be increased to 15.0% per annum in the event of an event of default. Any interest payable on the Initial Notes shall be payable semi-annually in arrears on June 30 and December 31 of each year, commencing on December 31, 2026, which may be paid in cash, or at the Company’s sole election, may be added to the outstanding principal balance of the applicable Initial Note.

The Initial Notes may not be converted and ordinary shares may not be issued under the Initial Notes if, after giving effect to the conversion or issuance, the investor would beneficially own in excess of 4.99% of the outstanding Ordinary Shares, subject to increase provided that such beneficial ownership limitation in no events exceeds 4.99%, until the 61st day after delivery of the applicable notice.

The Initial Notes contain customary events of default. If an event of default occurs, the outstanding principal amount of the Initial Notes plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration shall become, at the holder of the Initial Note’s election, immediately due and payable in cash.

The Initial Warrants are exercisable for up to an aggregate of 100% of ordinary shares (the “Warrant Shares”) that each Initial Note is convertible into as of the issuance date, at an initial exercise price of $5.40 per share, subject to certain adjustments (the “Exercise Price”). Additionally, the Initial Warrants are exercisable immediately and expire five years after the date of issuance, and may be exercised on a cashless basis. The Exercise Price is subject to standard adjustments in the event of certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate changes. The Initial Warrants may not be exercised and ordinary shares may not be issued under the Initial Warrants if, after giving effect to the exercise or issuance, the holder would beneficially own in excess of 4.99% of the outstanding ordinary shares, subject to increase provided that such beneficial ownership limitation in no events exceeds 4.99%.

In connection with the execution of the Securities Purchase Agreement, the Company amended and restated certain notes and warrants that were issued on March 25, 2026 pursuant to a prior securities purchase agreement (the “Prior SPA”), dated January 12, 2026, with Oramed and certain other investors, with Oramed as collateral agent. The Company entered into an Amended and Restated Senior Secured Convertible Note (the “A&R Note”), Amended and Restated Common Warrant (the “A&R Warrant”) and Amended and Restated Pre-Funded Warrant (the “A&R Pre-Funded Warrant”). The A&R Note amends and restates the note issued pursuant to the Prior SPA to, among other things, provide for the pari passu treatment of the notes issued in connection with the Securities Purchase Agreement, revise certain mandatory redemption provisions and revise certain beneficial ownership limitation provisions. Each of the A&R Warrant and A&R Pre-Funded Warrant amends and restates the previously issued warrant and pre-funded warrant, respectively, to revise the beneficial ownership limitation provisions, as approved by the Company’s shareholders at an Extraordinary General Meeting of Shareholders held on March 12, 2026.

The Initial Notes and the A&R Note are referred to collectively herein as the “Notes,” and the Initial Warrants and the A&R Warrant are referred to collectively herein as the “Warrants.” The number of ordinary shares that may be issued upon conversion of the Notes or exercise of the Warrants is subject to an exchange cap (the “Exchange Cap”) of 19.99% of the number of outstanding Ordinary Shares of the Company, unless shareholder approval is obtained to exceed the Exchange Cap.

The foregoing descriptions of the Securities Purchase Agreement, Notes, Warrants, Prior SPA, A&R Note, A&R Warrant and A&R Pre-Funded Warrant are not complete and are qualified in their entirety by reference to the full text of such documents, the forms of which were filed as exhibits to the Company’s Current Reports on Form 8-K filed on January 13, 2026 and July 7, 2026 and are incorporated herein by reference.

Dilution of Existing Shareholders

The issuance of ordinary shares pursuant to the Notes and Warrants will result in immediate and substantial dilution of the existing shareholders of Lifeward. Based on the initial conversion price of $5.40 per ordinary share and disregarding the 4.99% beneficial ownership limitation, the total number of ordinary shares issuable upon conversion of $5,580,000 in aggregate principal amount of the Initial Notes and such Initial Warrants would be 2,066,662 ordinary shares (without taking into account accrued interest), which would represent approximately 73% of our ordinary shares. Assuming that ordinary shares are issued upon the conversion and exercise of all securities issued pursuant to the Securities Purchase Agreement, but no ordinary shares are issued upon the conversion and exercise of securities issued pursuant to the Prior SPA, based on the total number of shares outstanding as of September 10, 2026, we expect we will have approximately 4.9 million ordinary shares outstanding and existing shareholders will be diluted by approximately 42.2%. Assuming that ordinary shares are issued upon the conversion and exercise of all securities issued pursuant to the Securities Purchase Agreement, and ordinary shares are issued upon the conversion and exercise of all securities issued pursuant to the Prior SPA, based on the total number of shares outstanding as of September 15, 2026, we expect we will have approximately 10.9 million ordinary shares outstanding and existing shareholders will be diluted by approximately 19.0%.

As of the date of this Proxy Statement, Oramed holds ordinary shares of the Company representing 44.2% of Lifeward’s outstanding ordinary shares, without providing for the exercise or conversion of any notes, warrants or pre-funded warrants held by Oramed (including the A&R Note, A&R Warrant and A&R Pre-Funded Warrant issued in connection with the Prior SPA and warrants issued in connection with a Share Purchase Agreement dated as of January 12, 2026, as amended).

Why We Need Shareholder Approval

Our ordinary shares are listed on The Nasdaq Capital Market, and as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rule 5635. Below is an overview of the relevant provision of Nasdaq Listing Rule 5635 as it relates to the issuance of ordinary shares upon conversion of the Notes and upon exercise of the Warrants.

Nasdaq Listing Rule 5635(d)(2)

Pursuant to Nasdaq Listing Rule 5635(d)(2), shareholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of ordinary shares (or securities convertible into or exercisable for ordinary shares) equal to 20% or more of the ordinary shares or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement or (ii) the average Nasdaq Official Closing Price of the ordinary shares (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”). On June 30, 2026, the last trading date prior to the signing of the Securities Purchase Agreement, the closing price of our ordinary shares was $7.14 and the average closing price of our Ordinary Shares over the five trading days immediately preceding June 30, 2026 was $7.03.

However, Nasdaq attributes a value of $0.125 to each warrant plus any amount that a warrant is currently in the money or could be in the money due to adjustments. Therefore, in order for the Securities Purchase Agreement to have been entered into at or above the Minimum Price, each investor would have been required to pay $0.125 per Warrant, which amount was not paid and will not be paid by the investors. Therefore, the issuance of ordinary shares, ordinary shares issuable upon conversion of the Notes and ordinary shares issuable upon exercise of the Warrants will result in the issuance of ordinary shares at less than the Minimum Price. Accordingly, we are seeking shareholder approval pursuant to Nasdaq Listing Rule 5635(d)(2). The shareholder approval requirement described above was included in the Securities Purchase Agreement to comply with Nasdaq Listing Rule 5635(d)(2).

In order to comply with Rule 5635, unless we obtain the approval of our shareholders as required by Nasdaq, we are prohibited from conducting additional closings and issuing any ordinary shares upon conversion of the Notes or exercise of the Warrants, if the issuance of such ordinary shares would exceed 565,389 ordinary shares (which equals approximately 19.99% of our ordinary shares outstanding as of the date of the Securities Purchase Agreement) (the “Exchange Cap”).

We are seeking shareholder approval to issue ordinary shares upon conversion of the Notes and exercise of the Warrants, including issuances in excess of the Exchange Cap. If the shareholders approve this proposal, the Exchange Cap will no longer limit the number of ordinary shares that may be issued upon conversion of the Notes or exercise of the Warrants.

Proposed Resolution

You are requested to adopt the following resolution:

“5. RESOLVED, to approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of ordinary shares upon conversion of the Notes and exercise of the Warrants, including the Initial Notes, Initial Warrants, A&R Note and A&R Warrant, including issuances in excess of the Exchange Cap, as described in the Proxy Statement.”

Vote Required

The affirmative vote of an Ordinary Majority is required to adopt the resolution.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSAL 6

APPROVAL OF THE RENEWAL OF THE COMPANY’S

COMPENSATION POLICY FOR OFFICERS AND DIRECTORS

FOR A PERIOD OF THREE (3) YEARS

Background

Under the Israel Companies Law, each executive officer’s and director’s terms of compensation, including fixed remuneration, bonuses, equity compensation, retirement or termination payments, indemnification, liability insurance and the grant of an exemption from liability, must comply with a compensation policy, and must be approved by a company’s compensation committee and the board of directors, in that order.

The Israel Companies Law requires a company’s board of directors to adopt a compensation policy in respect of its executive officers and directors and to reevaluate it from time to time, and upon any material change in the circumstances that existed at the time the policy was formulated. The compensation policy must serve as the basis for decisions concerning the financial terms of employment or engagement of office holders, including compensation, benefits, exculpation, insurance and indemnification. The compensation policy must take into account certain factors, including advancement of the company’s objectives, the company’s business plan and its long-term strategy, and creation of appropriate incentives. It must also consider, among other things, the company’s risk management, size and the nature of its operations. The compensation policy must include certain principles, such as: a link between variable compensation and long-term performance and measurable criteria; the relationship between variable and fixed compensation; and the minimum holding or vesting period for variable, equity-based compensation. We believe that the Proposed compensation policy, as defined below, satisfies these requirements.

Additionally, the Israel Companies Law requires that the compensation policy be reviewed and renewed at least once every three years. The compensation policy must be recommended by the compensation committee, approved by the board of directors and approved by the shareholders of the company, in that order.

Our shareholders approved our Previous Compensation Policy for Officers and Directors at the annual general meeting of our shareholders held on September 13, 2023. On September 15, 2026, our Compensation Committee and Board approved, subject to shareholder approval, the renewal of the Compensation Policy without any material amendments, except for some technical and non-material amendments, a copy of which is attached to this Proxy Statement as Appendix B(the “Proposed Compensation Policy”).

The Proposed Compensation Policy results from the ongoing review by our independent Compensation Committee and Board of factors intended to allow us to retain highly-qualified directors and executive officers while aligning the form of payment of their compensation with our resources and needs. In addition, due to the recent change in control in the Company, the Compensation Committee and the Board believe that not making material changes at this time is essential and fair and that no other necessary amendments to the policy are required.

Proposed Resolution

You are requested to adopt the following resolution:

“6. RESOLVED, to approve the renewal of the Company’s compensation policy for officers and directors, as set forth in Proposal 6 to the Proxy Statement.”

Vote Required

The affirmative vote of both an Ordinary Majority and a Special Majority is required to adopt the resolution. For the definitions of “Ordinary Majority” and “Special Majority,” see “Questions and Answers About the Meeting – About the Voting Procedure at the Meeting” above.

According to the Israel Companies Law, even if the shareholders do not approve the Proposed Compensation Policy, the Compensation Committee and the Board may thereafter approve the proposal, provided that they have determined, based on detailed reasoning and a re-evaluation of the Proposed Compensation Policy, that the Proposed Compensation Policy is in the best interests of the Company.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSAL 7

RE-APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, served as our independent registered public accounting firm for the year ended December 31, 2025. At the extraordinary general meeting of shareholders held on March 12, 2026, our shareholders approved the appointment of Kost Forer Gabbay & Kasierer as our independent registered public accounting firm. Although shareholders approved the appointment of Kost Forer Gabbay & Kasierer at the Extraordinary General Meeting of Shareholders held on March 12, 2026, under the Israeli Companies Law and the Company’s Articles of Association, the Company’s outside auditor must be elected by shareholders at each annual general meeting and serves until the next annual general meeting. Accordingly, at the Meeting, shareholders will be asked to approve the re-appointment of Kost Forer Gabbay & Kasierer as our independent registered public accounting firm for the year ending December 31, 2026, and until the Company’s 2027 annual general meeting of shareholders and to authorize the Board, upon the recommendation of the audit committee, to fix the remuneration of the independent registered public accounting firm in accordance with the volume and nature of its services. Representatives of Kost Forer Gabbay & Kasierer are not expected to be present at the Meeting and are not expected to be available to respond to questions, and will not have the opportunity to make a statement.

We have been advised by Kost Forer Gabbay & Kasierer that it is an independent registered public accounting firm with the PCAOB, and complies with the auditing, quality control and independence standards and rules of the PCAOB.

In executing its responsibilities, the audit committee engages in an annual evaluation of Kost Forer Gabbay & Kasierer’s qualifications, performance and independence, and considers whether continued retention of Kost Forer Gabbay & Kasierer as the Company’s independent registered public accounting firm is in the best interest of the Company. The audit committee is also involved in the selection of Kost Forer Gabbay & Kasierer’s lead engagement partner. While Kost Forer Gabbay & Kasierer has been retained as the Company’s independent registered public accounting firm continuously since the Company’s initial public offering in September 2014, in accordance with SEC rules and Kost Forer Gabbay & Kasierer policies the firm’s lead engagement partner rotates every five years. In assessing independence, the audit committee reviews the fees paid, including those related to non-audit services. As a result of its evaluation of Kost Forer Gabbay & Kasierer’s qualifications, performance and independence, the audit committee and the Board of Directors believe that the continued retention of Kost Forer Gabbay & Kasierer to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026, is in the best interests of the Company and its shareholders. While the audit committee retains Kost Forer Gabbay & Kasierer as our independent registered public accounting firm, the Board of Directors is submitting the continued appointment of Kost Forer Gabbay & Kasierer to the shareholders for ratification and approval upon the recommendation to do so by the audit committee.

Unless contrary instructions are given, ordinary shares represented by proxies solicited by the Board will be voted to approve the re-appointment of Kost Forer Gabbay & Kasierer as our independent registered public accounting firm for the year ending December 31, 2026 and until the Company’s 2027 annual general meeting of shareholders. If the continued appointment of Kost Forer Gabbay & Kasierer is not approved by the shareholders, the audit committee will reconsider the matter. Even if the continued appointment of Kost Forer Gabbay & Kasierer is ratified and approved, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in our best interests.

Principal Accounting Fees and Services

The following table sets forth, for each of the years indicated, the fees expensed by Kost Forer Gabbay & Kasierer, our independent registered public accounting firm, in each such year.

	2024	2025
	($ in thousands)
Audit Fees(1)	$250	$280
Audit-Related Fees(2)	$-	$-
Tax Fees(3)	$30	$58
All Other Fees(4)	$4	$4
Total:	$284	$342

(1)	“Audit fees” include fees for services performed by our independent public accounting firm in connection with our annual audit for 2024 and 2025, fees related to the review of quarterly financial statements, fees related to the pro forma financial information and fees for consultation concerning financial accounting and reporting standards.

(2)	“Audit-related fees” relate to assurance and associated services that are traditionally performed by an independent auditor, including accounting consultation and consultation concerning financial accounting, reporting standards and due diligence.

(3)	“Tax fees” include fees for professional services rendered by our independent registered public accounting firm for tax compliance, transfer pricing and tax advice on actual or contemplated transactions.

(4)	“All other fees” include fees for services rendered by our independent registered public accounting firm with respect to government incentives and other matters.

Audit Committee’s Pre-Approval Policies and Procedures

The audit committee has adopted a pre-approval policy for the engagement of our independent accountant to perform certain audit and non-audit services. Pursuant to this policy, which is designed to ensure that such engagements do not impair the independence of our auditors, the audit committee pre-approves annually a catalogue of specific audit and non-audit services in the categories of audit service, audit-related service and tax services that may be performed by our independent accountants.

All engagements by us of the auditors for 2024 and 2025 were pre-approved by the audit committee.

Proposed Resolution

You are requested to adopt the following resolution:

“7. RESOLVED, to re-appoint Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2026 and until the Company’s 2027 annual general meeting of shareholders, and that the Board, upon recommendation of the Audit Committee, be authorized to fix the remuneration of such independent registered public accounting firm in accordance with the volume and nature of its services.”

Vote Required

The affirmative vote of an Ordinary Majority is required to adopt the foregoing resolution.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSAL 8

NON-BINDING SHAREHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with Section 14A of the Exchange Act. See “Executive Compensation” above for additional information related to the compensation of the Company’s Named Executive Officers. Section 14A of the Exchange Act requires us to hold the Say-on-Pay vote at least once every three years. Following the recommendation of our shareholders at our 2020 annual general meeting of shareholders, our Board has chosen to hold the Say-on-Pay vote every year (although in Proposal 9 below we are asking our shareholders, on an advisory basis, what should be the frequency of the Named Executive Officer compensation advisory vote).

We believe that our executive compensation is competitive within our industry, consistent with executive compensation of companies similarly sized and with similar complexities, and strongly aligned with the long-term interests of our shareholders. Our executive compensation has been designed to promote a performance-based culture and ensure long-term value creation by aligning the interests of our executive officers with those of our shareholders by linking a substantial portion of their compensation to the Company’s performance. The compensation committee annually reviews the compensation programs for our Named Executive Officers to ensure they achieve the desired goals of aligning our executive compensation structure with our shareholders’ interests and current market practices.

At our 2025 annual general meeting of shareholders, our shareholders approved, on an advisory basis, the compensation of our Named Executive Officers, with 1,129,220 votes cast for the proposal, 658,819 votes cast against the proposal and 26,986 abstentions. In light of the majority shareholder support for the proposal, the Board and compensation committee determined that the voting results did not indicate a need for any specific changes to our executive compensation program in response to the 2025 say-on-pay vote.

As an advisory vote, this Proposal 8 is not binding upon the Company or our Board. Nevertheless, our Board and compensation committee value the opinions expressed by shareholders in their votes on this Proposal 8. Consequently, the compensation committee takes into account the outcome of such votes when considering future executive compensation decisions for our executive officers. The vote on this proposal relates to the overall compensation of our Named Executive Officers, as described in this Proxy Statement, pursuant to Item 402 of Regulation S-K of the SEC (namely, the compensation tables and accompanying narrative disclosures found under “Executive Compensation”).

We intend to continue engaging with our shareholders and reviewing our compensation and governance practices in the future.

Proposed Resolution

You are requested to adopt the following resolution:

“8. RESOLVED, that the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement relating to the 2026 annual general meeting of Shareholders, pursuant to Item 402 of Regulation S-K of the Securities and Exchange Commission, including the compensation tables and accompanying narrative disclosures, is hereby approved in a non-binding vote.”

Vote Required

The affirmative vote of an Ordinary Majority is required to adopt the foregoing resolution.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSAL 9

NON-BINDING SHAREHOLDER ADVISORY VOTE ON THE

FREQUENCY OF FUTURE SHAREHOLDER VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act added Section 14A to the Exchange Act, which requires that we provide shareholders with the opportunity to vote, at least once every six years, on a non-binding, advisory basis, for their preference as to how frequently to vote on future advisory votes on the compensation of our Named Executive Officers as disclosed in accordance with the compensation disclosure rules of the SEC.

Shareholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one, two or three years. Shareholders also may abstain from casting a vote on this proposal.

After careful consideration, our Board has determined that an advisory vote on executive compensation every year is the best approach for the Company, and therefore our Board recommends that you vote for a one-year interval for the advisory vote on executive compensation.

Our Board recognizes the importance of shareholder input on executive compensation and has determined that a say-on-pay vote every year will provide our shareholders with adequate input. The Board believes that an annual vote cycle gives the Board sufficient time to thoughtfully consider the results of the advisory vote and implement any desired changes to our executive compensation policies and procedures, and will provide investors sufficient time to evaluate the effectiveness of our executive compensation program as it relates to the business outcomes of the Company.

The frequency vote is non-binding. Shareholder approval of a one, two, or three-year frequency vote will not require us to implement an advisory vote on executive compensation every one, two or three years. The final decision on the frequency of the advisory vote on executive compensation remains with our Board and/or its committees. Although the frequency vote is non-binding, our Board and the Compensation Committee will consider the outcome of the frequency vote when making future decisions regarding the frequency of future say-on-pay votes.

The proxy card provides shareholders with four choices (every year, every two years, every three years or abstain). Proxies submitted without direction pursuant to this solicitation will, to the extent permitted under applicable rules and regulations, be voted to hold a say-on-pay vote every year.

Vote Required

The frequency receiving the greatest number of votes cast—every year, every two years or every three years—will be considered the frequency recommended by our shareholders.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR “EVERY YEAR” AS THE PREFERRED FREQUENCY FOR ADVISORY VOTES ON EXECUTIVE COMPENSATION.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR

INDEPENDENCE

Director Independence

See “Corporate Governance — Director Independence.”

Certain Relationships and Related Transactions

See “Executive Compensation —Employment Agreements of Named Executive Officers” above for a description of employment agreements between us and the Named Executive Officers.

We describe below transactions and series of similar transactions which are currently proposed or to which we have been or were a party since January 1, 2024, in which (a) the amount involved exceeds or exceeded the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years and (b) any of our directors, executive officers, beneficial owners of more than 5% of our ordinary shares, or any affiliates or members of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest. Although we do not have a formal written policy as to the approval of related party transactions, all related party transactions for which disclosure would be required under Item 404 of Regulation S-K are approved based on procedures under Israeli law, and such approvals are duly memorialized in the minutes of the meetings of the Board and audit committee, as applicable.

Transactions with Current and/or Former 5% Beneficial Owners

Oramed became a beneficial owner of more than 5% of our ordinary shares and our controlling shareholder in connection with the closing of the Oratech Acquisition on March 25, 2026. See “Proposal No. 1— Re-election of Class III Directors” for a description of the Oratech Acquisition, the securities issued and revenue-sharing payments payable to Oramed in connection therewith, and the related changes in the composition of our Board.

In November 2025, in connection with the broader strategic transaction that ultimately resulted in the Oratech Acquisition, we entered into a bridge loan agreement with Oramed pursuant to which Oramed provided us with a $3.0 million bridge loan to support our ongoing operations and strategic initiatives. The amounts outstanding under the bridge loan were fully repaid on March 25, 2026, in connection with the closing of the Oratech Acquisition.

In connection with the Oratech Acquisition, we also entered into financing arrangements with Oramed and certain other investors involving senior secured convertible notes and accompanying warrants. On June 30, 2026, we amended and restated certain notes, warrants and pre-funded warrants previously issued to Oramed under those arrangements. See “Proposal No. 5— Approval of the issuance of ordinary shares upon conversion or exercise of certain outstanding securities in excess of the exchange cap under Nasdaq Listing Rule 5635(d)” for a description of these financing arrangements and the amendments to the instruments held by Oramed.

In addition, in connection with the Oratech Acquisition, we entered into a clinical trial management agreement with Oramed pursuant to which Oramed provides clinical-development, project-management, regulatory and operational-support services relating to the acquired technology. During the six months ended June 30, 2026, Oramed provided approximately $622,000 of clinical-trial management services under these arrangements, which were recognized as research and development expense. We also recognized approximately $93,000 of research and development expense through the utilization of the clinical-trial services asset recognized in connection with the Oratech Acquisition. As of June 30, 2026, the clinical-trial services asset was valued at approximately $882,000.

Certain of our current directors and executive officers are affiliated with Oramed. Miriam Kidron, Ph.D. serves as Chief Scientific Officer and a director of Oramed; Yehuda Reznick serves as a director of Oramed; Avraham Gabay serves as Chief Financial Officer, Treasurer and Secretary of Oramed; and Josh Hexter, our Interim Chief Executive Officer, continues to serve as Chief Operating and Business Officer of Oramed in a substantially reduced capacity. In addition, Nadav Kidron, who served as a member of our Board from March 25, 2026 until August 20, 2026, serves as Chief Executive Officer and a director of Oramed. See “Proposal No. 4— Approval of the compensation payable to Josh Hexter, our Interim Chief Executive Officer.” for additional information regarding Mr. Hexter’s employment arrangements and continuing service at Oramed.

 Agreements with Directors, Officers and Others

Employment Agreements

We have entered into written employment agreements with each of our executive officers. These agreements provide for notice periods of varying duration for termination of the agreement by us or by the relevant executive officer, during which time the executive officer will continue to receive base salary and benefits. We have also entered into customary non-competition, confidentiality of information and ownership of inventions arrangements with our executive officers. However, the enforceability of the noncompetition provisions may be limited under applicable law.

Options and RSUs

Since our inception we have granted options to purchase our ordinary shares and RSUs to our officers and certain of our directors. Such option and RSU agreements may contain acceleration provisions upon certain merger, acquisition or change of control transactions.

Exculpation, Indemnification and Insurance

Our Articles of Association permit us to exculpate, indemnify and insure certain of our office holders to the fullest extent permitted by the Israel Companies Law. We have entered into indemnification agreements with our office holders, exculpating them from a breach of their duty of care to us to the fullest extent permitted by law and undertaking to indemnify them to the fullest extent permitted by law, subject to certain exceptions, including with respect to liabilities resulting from our IPO to the extent that these liabilities are not covered by insurance.

Consulting Agreement and Supplement Agreement with Randel E. Richner

Prior to 2024, Richner Consultants LLC, a Delaware company owned by Randel E. Richner, a former member of our Board (the “Consultant”), provided reimbursement-related consulting services to the Company solely through Ms. Richner pursuant to a consulting agreement and an extension thereof previously approved by our shareholders. Ms. Richner provided services exceeding the contractual limits during 2022 and 2023 and additional services during the first four months of 2024.

At our 2024 annual general meeting of shareholders, our shareholders approved compensating Ms. Richner for such excess and additional services, valued at an aggregate of $297,000, in the form of equity compensation pursuant to an Amendment and Supplement Agreement among the Company, the Consultant and Ms. Richner (the “Supplement Agreement”), subject to approval by our shareholders of a new equity compensation plan. The Supplement Agreement provided for a grant of equity compensation to Ms. Richner (rather than to the Consultant) in the form of stock options to purchase our ordinary shares, payable in three tranches as follows:

•	On November 10, 2024, options were contemplated to be issued subject to shareholder approval, having an aggregate value of $120,000, calculated utilizing a Black-Scholes valuation model based on the closing price of our ordinary shares on such date, but in no event were such options to be issued in 2024 to purchase more than 45,614 ordinary shares. The grant was not approved by our shareholders and, accordingly, no such options were issued;

•	On November 11, 2025, options were issued having an aggregate value of $120,000, calculated utilizing a Black-Scholes valuation model based on the closing price of our ordinary shares on such date, but in no event were such options issued in 2025 to purchase more than 45,614 ordinary shares; and

•	On November 12, 2026, options will be issued having an aggregate amount of $57,000, calculated utilizing a Black-Scholes valuation model based on the closing price of our ordinary shares on such date, but in no event will we issue such options in 2026 to purchase more than 21,662 ordinary shares.

The Supplement Agreement provides that each option vests immediately upon issuance and is exercisable for a term of seven years, whether or not Ms. Richner continues to serve as a member of the Board, the exercise price per share of the options equals the closing price of our ordinary shares used for purposes of the respective Black-Scholes valuation, and the stock options may be exercised on a net exercise basis.

Distribution Agreement with CorLife for which Michael Swinford Serves As CEO

On March 6, 2025, we announced an agreement in which CorLife, LLC (“CorLife”) will become the exclusive distributor for the ReWalk Personal Exoskeleton for individuals with workers’ compensation claims. Michael Swinford, a former member of our Board, who resigned effective August 13, 2026, serves as the Chief Executive Officer of Numotion, the parent company of CorLife. The approximate dollar value of the transaction was $650,000; however, Mr. Swinford did not have any direct or indirect financial interest in the transaction. Our Board of Directors reviewed the financial terms of the contract which were negotiated at arms-length and the transaction was approved by the Board.

Approval of Related Party Transactions Under Israeli Law

Disclosure of Personal Benefits or Other Interests of an Office Holder and Approval of Certain Transactions

The Israel Companies Law requires that an office holder promptly disclose to the board of directors any personal benefit or other interest that he or she may have, and all related material information or documents, concerning any existing or proposed transaction with the company. A personal benefit or other interest includes the individual’s own benefit or other interest and, in some cases, a personal benefit or other interest of such person’s relative or an entity in which such individual, or his or her relative, is a 5% or greater shareholder, director or general manager, or in which he or she has the right to appoint at least one director or the general manager, but does not include a personal benefit or other interest stemming only from ownership of our shares.

If an office holder has a personal benefit or other interest in a transaction, approval by the board of directors is required for the transaction. Once an office holder has disclosed his or her personal benefit or other interest in a transaction, the board of directors may approve an action by the office holder that would otherwise be deemed a breach of duty of loyalty. A company may not, however, approve a transaction or action unless it is in the best interests of the company, or if the office holder is not acting in good faith.

Special approval is required for an extraordinary transaction, which under the Israel Companies Law is defined as any of the following:

•	a transaction other than in the ordinary course of business;

•	a transaction that is not on market terms; or

•	a transaction that may have a material impact on a company’s profitability, assets or liabilities.

An extraordinary transaction in which an office holder has a personal benefit or other interest requires approval first by the company’s audit committee and subsequently by the board of directors. The compensation of, or an undertaking to indemnify or insure, an office holder who is not a director requires approval first by the company’s compensation committee, then by the company’s board of directors and, if such compensation arrangement or an undertaking to indemnify or insure is inconsistent with the Company’s compensation policy or if the office holder is the Chief Executive Officer (apart from a number of specific exceptions), then such arrangement is subject to shareholder approval by a simple majority, which must also include at least a majority of the shares voted by all shareholders who are neither controlling shareholders nor have a personal benefit or other interest in such compensation arrangement (alternatively, in addition to a simple majority, the total number of shares voted against the compensation arrangement by non-controlling shareholders and shareholders who do not have a personal benefit or other interest in the arrangement may not exceed 2% of our outstanding shares). We refer to this as the “Special Majority”. Arrangements regarding the compensation, indemnification or insurance of a director require the approval of the compensation committee, board of directors and shareholders by a simple majority, in that order, and under certain circumstances, a Special Majority.

Generally, a person who has a personal benefit or other interest in a matter that is considered at a meeting of the board of directors or the audit committee may not be present at such a meeting or vote on that matter unless the chairman of the board of directors or the audit committee (as applicable) determines that he or she should be present in order to present the transaction that is subject to approval. If a majority of the members of the board of directors or the audit committee (as applicable) have a personal benefit or other interest in the approval of a transaction, then all directors may participate in discussions of the board of directors or the audit committee (as applicable) on such transaction and in the voting, but shareholder approval is also required for such transaction.

Disclosure of Personal Benefits or Other Interests of Controlling Shareholders and Approval of Certain Transactions

Pursuant to the Israel Companies Law, the disclosure requirements regarding personal benefits or other interests that apply to directors and executive officers also apply to a controlling shareholder of a public company. In this context, a controlling shareholder includes a shareholder who holds 25% or more of our outstanding shares if no other shareholder holds more than 50% of our outstanding shares. For this purpose, the holdings of all shareholders who have a personal benefit or other interest in the same transaction will be aggregated. The approval of the audit committee, the board of directors and the shareholders of the company, in that order, is required for (a) extraordinary transactions with a controlling shareholder or in which a controlling shareholder has a personal benefit or other interest, (b) our engagement with a controlling shareholder or his or her relative, directly or indirectly, for the provision of services to us, (c) the terms of engagement and compensation of a controlling shareholder or his or her relative who is not an office holder or (d) our employment of a controlling shareholder or his or her relative, other than as an office holder. In addition to shareholder approval by a simple majority, the transaction must be approved by a Special Majority.

To the extent that any such transaction with a controlling shareholder is for a period extending beyond three years, approval is required once every three years, unless, with respect to certain transactions, the audit committee determines that the duration of the transaction is reasonable under the circumstances.

Arrangements regarding the compensation, indemnification or insurance of a controlling shareholder in his or her capacity as an office holder require the approval of the compensation committee, board of directors and shareholders, in that order, by a Special Majority, and the terms must be consistent with the Proposed Compensation Policy.

Pursuant to regulations promulgated under the Israel Companies Law, certain transactions with a controlling shareholder or his or her relative, or with directors, that would otherwise require approval of our shareholders may be exempt from shareholder approval upon certain determinations of the audit committee and board of directors. Under these regulations, we must publish these determinations, and a shareholder holding at least 1% of our outstanding shares may, within 14 days after publication, demand shareholder approval despite such determinations.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires that the Company’s directors, executive officers and persons who own more than 10% of our outstanding ordinary shares file with the SEC initial reports of ownership in our ordinary shares and reports of changes in ownership in our ordinary shares. Based solely on a review of reports filed during the fiscal year ended December 31, 2025 and certain of our internal records, we believe that all Section 16(a) filing requirements applicable to our directors, officers and greater than 10% beneficial owners were satisfied on a timely basis, except each of Robert J. Marshall, Randel Richner, Hadar Levy, William John Poduska, Joseph E. Turk and Michael Swinford filed one late Form 4 with respect to the grant of an equity award.

REVIEW OF THE COMPANY’S FINANCIAL STATEMENTS FOR 2025

At the Meeting, the Board will provide a management report which will include a discussion of the Company’s consolidated financial statements for the year ended December 31, 2025. This item does not require a vote of the Company’s shareholders.

PROPOSALS OF SHAREHOLDERS AT 2027 ANNUAL MEETING

Shareholder proposals intended to be included in our proxy materials for and voted on at our 2027 annual general meeting of shareholders (“2027 AGM”) pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) must be received on or before May 28, 2027, by us at our principal executive offices located at Lifeward Ltd., 3 Hatnufa Street, 6th Floor, Yokneam Ilit, Israel, Attention: CEO. Rule 14a-8 and other SEC proxy regulations govern the submission of shareholder proposals and our consideration of them for inclusion in the proxy materials for the 2027 AGM.

Additionally, pursuant to the requirements of Israeli law and our Articles of Association, any shareholder of Lifeward who intends to present a proposal at the 2027 AGM (including to nominate a director candidate not named in such proxy statement) outside the procedures in Rule 14a-8 must hold at least 1% of our outstanding voting power. Proposals must be submitted in a timely manner under the Israel Companies Law and delivered to us no later than seven days following the Company’s notice of the 2027 AGM. All shareholder proposals must be sent to Lifeward Ltd., 3 Hatnufa Street, 6th Floor, Yokneam Ilit, Israel, Attention: CEO, be appropriate for consideration by shareholders at a meeting, and be made in the manner set forth in Article 22(c) of our Articles of Association and in accordance with the provisions of the Israel Companies Law. Shareholder proposals for the nomination of directors must also include certain additional information, the consent of the proposed director nominee(s) to serve as our director(s) if elected and a declaration signed by the nominee(s) declaring that (i) there is no limitation under the Israel Companies Law preventing the election of the nominees(s) and (ii) all of the information that is required to be provided to us in connection with such election under the Israel Companies Law and under our Articles of Association has been provided. In addition, shareholders who wish to submit director nominee proposals for inclusion in our proxy materials must comply with the requirements of Rule 14a-18 of the Exchange Act, including the filing of a Schedule 14N, in order to have their nominees included in our proxy materials for the 2027 AGM. The foregoing provisions do not affect a shareholder’s ability to request inclusion of a proposal in our proxy statement within the procedures and deadlines set forth in Rule 14a-8, as cited in the paragraph above.

In addition, to comply with the SEC’s universal proxy rules, shareholders intending to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than August 30, 2027.

OTHER BUSINESS

The Board knows of no other matter to come before the Meeting. However, if any matters requiring a vote of the shareholders arise, it is the intention of the persons named in the attached form of proxy to vote such proxy in accordance with their best judgment, including any matters or motions dealing with the conduct of the Meeting to the extent permitted under Rule 14a-4(c) of the Exchange Act.

Your prompt action is required to vote. Therefore, whether or not you expect to attend the Meeting, please complete and sign a form of proxy and return it to us, so that it is received at our offices no later than 10:00 a.m. (Israel time) on Thursday, October 29, 2026.

ADDITIONAL INFORMATION

Householding of Proxies

As permitted under the federal securities laws, we or brokers holding shares on behalf of our shareholders will send a single set of our proxy materials, including this Proxy Statement and our 2025 Annual Report, to multiple shareholders sharing an address who have requested that we mail them such materials. Each such shareholder will continue to receive a separate proxy card or voting instruction card and will retain a separate right to vote on all matters presented at the Meeting. This practice, known as “householding,” reduces duplicate mailings, thus saving printing and postage costs as well as natural resources. Once a shareholder receives notice from the shareholder’s broker or from us that communications to the shareholder’s address will be “householded,” householding will continue until the shareholder is notified or until the shareholder provides contrary instructions. Shareholders whose households have received a single set of our proxy materials but who would like to receive additional copies of the materials may contact our transfer agent, Equiniti Trust Company, LLC, by telephone at 1-800-937-5449 or by mail at 6201 15th Avenue, Brooklyn, N.Y. 11219, and we will promptly deliver additional copies. Shareholders who do not wish to participate in “householding” and would like to receive their own sets of our proxy statement in future years, or who share an address with another shareholder of the Company and who would like to receive only a single set of our proxy statements should follow the instructions below.

•	Shareholders whose shares are registered in their own name should contact Equiniti Trust Company, LLC by telephone at 1-800-937-5449 or by mail at 6201 15th Avenue, Brooklyn, N.Y. 11219, and inform it of their request; and

•	Shareholders whose shares are held by a broker or other nominee should contact the broker or other nominee directly and inform them of their request.

2025 Annual Report

Our Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Annual Report”), which includes disclosures about our business and our audited consolidated financial statements and related notes, is being mailed concurrently with this Proxy Statement and is also available on our website at http://ir.golifeward.com. Upon written request by any shareholder to our Interim Chief Executive Officer at 3 Hatnufa Street, 6th Floor, Yokneam Ilit, Israel, we will furnish, without charge, a copy of our 2025 Form 10-K and any other information incorporated herein by reference as required by SEC rules. Our copying costs will be charged if exhibits to our 2025 Form 10-K are requested.

Cost and Method of Solicitation

We will pay the cost of soliciting proxies and may make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to beneficial owners of our ordinary shares. We will reimburse these third parties for reasonable out-of-pocket expenses. In addition to solicitation by mail, our directors, executive officers and other employees may solicit proxies by telephone, electronic transmission and personally. Our directors, executive officers and other employees will not receive compensation for such services other than regular non-employee director or employee compensation.

2026 ANNUAL AND EXTRAORDINARY

 GENERAL MEETING OF SHAREHOLDERS OF

LIFEWARD LTD.

October 30, 2026, at 10:00 a.m. (Israel time)

Please mark, sign, date and

mail your proxy card in the

envelope provided as soon

as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

 THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” PROPOSALS

1.a., 1.b., AND 2 THROUGH 8, AND “EVERY YEAR” FOR PROPOSAL 9. PLEASE SIGN, DATE

AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN

BLUE OR BLACK INK AS SHOWN HERE: ☒

			FOR	AGAINST	ABSTAIN
1.a.

To approve the re-election of Haggai Zamir as a Class III director, to serve until the 2029 annual general meeting of shareholders and until his successor has been duly elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law.

			☐	☐	☐

	1.b.	To approve the re-election of Avi Gabay as a Class III director, to serve until the 2029 annual general meeting of shareholders and until his successor has been duly elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law	☐	☐	☐

2.

To approve the election of Ariel Kallner as an External Director, to serve for a three-year term commencing as of November 11, 2026, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, and to approve his compensation as described in the Proxy Statement.

			☐	☐	☐

3.

To approve the equity compensation payable to the Company’s current and future directors, other than External Directors and directors who are employees of the Company, as described in the Proxy Statement.

			☐	☐	☐

	4.	To approve the compensation payable to Josh Hexter, the Company’s Interim Chief Executive Officer, as described in the Proxy Statement.	☐	☐	☐

5.

To approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of ordinary shares upon conversion of the Notes and exercise of the Warrants issued pursuant to the Securities Purchase Agreement, including issuances in excess of the Exchange Cap, as described in the Proxy Statement.

			☐	☐	☐

	6.	To approve the renewal of the Company’s compensation policy for officers and directors for a period of three (3) years, as described in the Proxy Statement.	☐	☐	☐

7.

To re-appoint Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2026 and until the Company’s 2027 annual general meeting of shareholders, and to authorize the Board, upon recommendation of the Audit Committee, to fix its remuneration.

			☐	☐	☐

	8.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement.	☐	☐	☐

			1 YEAR	2 YEAR	3 YEAR	ABSTAIN

	9.	To approve, on an advisory basis, the frequency of the named executive officer compensation advisory vote.	☐	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the Notice and Proxy Statement of the Company relating to the Annual and Extraordinary General Meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. All holders must sign. When shares are held jointly, the senior of the joint holders must sign. When signing as executor, administrator, attorney, trustee, guardian or other fiduciary, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials

For the 2026 Annual and Extraordinary General Meeting of Shareholders

To Be Held on October 30, 2026:

The Notice and Proxy Statement and the Company’s 2025 Annual Report

are available at ir.golifeward.com

LIFEWARD LTD.

PROXY FOR ANNUAL AND EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 30, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS (“BOARD”)

The undersigned hereby constitute(s) and appoint(s) Josh Hexter and Avraham Gabay, and each of them the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to represent and to vote, as designated on the reverse side of this proxy, on behalf of the undersigned, all of the ordinary shares, no par value per share, of Lifeward Ltd. (the “Company”) that the undersigned is/are entitled to vote at the close of business on September 30, 2026, at the 2026 Annual and Extraordinary General Meeting of Shareholders of the Company (the “Meeting”) to be held at the law offices of Sullivan & Worcester Tel Aviv (Har-Even & Co.), 28 HaArba’a Street, HaArba’a Towers, North Tower, 14th Floor, Tel Aviv 6473925, Israel, on Friday, October 30, 2026, at 10:00 a.m. (Israel time), and at any adjournment or postponement thereof on the following matters, which are more fully described in the Notice of Extraordinary General Meeting of Shareholders (the “Notice”) and Proxy Statement relating to the Meeting (the “Proxy Statement”).

This proxy, if properly executed and received 24 hours before the Meeting, will be voted in the manner directed herein by the undersigned. If no instructions are indicated with respect to a specific proposal or all proposals described below, this proxy will be voted in accordance with the recommendation of the Board of Directors: “FOR” Proposals 1.a., 1.b. and 2 through 8, and “EVERY YEAR” for Proposal 9. Should any other matter requiring a vote of shareholders arise, the proxies named above are authorized to vote in accordance with their discretion. Any and all proxies given by the undersigned prior to this proxy are hereby revoked.

Important Note: By executing this proxy card on the reverse side, the undersigned shareholder will be deemed to confirm that such shareholder is NOT a Controlling Shareholder and does NOT have a Personal Interest (as such terms are defined in the Proxy Statement) in the approval of each of Proposal 2, Proposal 3, Proposal 4 and Proposal 6. If you believe you are a Controlling Shareholder or have a Personal Interest (in which case your vote will count only for or against the Ordinary Majority, and not for or against the Special Majority, required for approval of each of Proposals 2, 3, 4 or 6), please notify the Company’s Interim Chief Executive Officer, Josh Hexter, by telephone at phone number +972-4-959-0123 or by email at Josh.hexter@golifeward.com. If your shares are held in “street name” by your broker, bank or other nominee and you are a Controlling Shareholder or have a Personal Interest, you should notify your broker, bank or other nominee of that status, and they in turn should notify the Company as described in the preceding sentence.

(Continued and to be signed on the reverse side)

APPENDIX A

EMPLOYMENT AGREEMENT

THIS PERSONAL EMPLOYMENT AGREEMENT (the “Agreement”) is made and entered into this 31st day of August, 2026, by and between Lifeward Ltd., Israeli company number 513121376 (the “Company”), and Joshua Hexter, Israeli identity number                     (the “Employee”) (each, a “Party” and together - the “Parties”).

WHEREAS, the Company wishes to employ the Employee, and the Employee wishes to be employed by the Company; and

WHEREAS, the Parties wish to state the terms and conditions of the Employee’s employment by the Company which shall commence on the Commencement Date, as set forth below;

NOW, THEREFORE, in consideration of the mutual premises, covenants and other agreements contained herein, the Parties hereby agree as follows:

General

1.	Position. The Employee shall serve in the position described in Section 4 to Schedule 1 attached hereto (“Schedule 1” (the “Position”). In such Position the Employee shall report regularly and shall be subject to the direction and control of the Company’s management, and specifically under the direction of the person specified in Section 5 to Schedule 1 (the “Direct Manager”). The Direct Manager may be replaced from time to time by the Company at its discretion. The Employee shall act in accordance with the Company’s regulations, guidelines, budgets, policies, procedures, and general instructions, as shall be updated from time to time, and shall perform his duties diligently, conscientiously and in furtherance of the Company’s best interests. The Employee shall not use the tools, facilities, and equipment of the Company for personal purposes, unless approved in advance by the Employee’s Direct Manager. The Employee agrees and undertakes to inform the Company, immediately after becoming aware of any matter that may in any way raise a conflict of interest between the Employee and the Company.

2.	Full Time Employment. The Employee will be employed on a full-time basis. The Employee shall devote the Employee’s entire business time and attention to the business of the Company and shall not undertake or accept any other paid or unpaid employment or occupation or engage in any other business activity, except with the prior written consent of the Company. The Company’s standard working days and hours are 5 days a week between Sunday and Thursday, four days of 9 gross hours (including lunch and rest breaks) per day and one shorter day of 8 gross hours (including lunch and rest breaks). The regular weekly rest day is Saturday. The Employee’s working hours shall be as required by the nature of the Employee’s full-time position in the Company, including during overtime hours if it is required in order to fulfill the Employee’s obligations according to this Agreement. In consideration of the conditions and circumstances of the Employee’s management position and duties in the Company which require a special degree of trust and as the conditions and circumstances of employment do not enable the Company to supervise the Employee’s hours of work, the provisions of the Hours of Work and Rest Law, 5711-1951 shall not apply to the Employee’s employment and he shall not be entitled to any additional consideration for work during overtime hours or on days that are not regular business days, except as specified in this Agreement. The Employee acknowledges that the Salary (as defined hereunder) includes consideration that would otherwise have been due to him by law.

3.	Location. The Employee shall perform the Employee’s duties hereunder at the Company’s facilities in Israel but understands and agrees that such duties may involve domestic and international travel.

4.	Employee’s Representations and Warranties. The Employee confirms, represents, and warrants that:

4.1.	The execution and delivery of this Agreement and the fulfillment of its terms: (a) will not constitute a default under or conflict with any agreement or other instrument to which the Employee is a party or by which the Employee is bound and there is no other impediment to Employee’s entering into this Agreement, fulfilling Employee’s obligations hereunder or to Employee’s employment with the Company; and (b) do not require the consent of any person or entity. Further, with respect to any past engagement of the Employee with third parties and with respect to any permitted engagement of the Employee with any third party during the term of the Employee’s engagement with the Company (for purposes hereof, such third parties shall be referred to as “Other Employers”), the Employee represents, warrants and undertakes that: (i) the Employee’s engagement with the Company is not and will not be in breach of any of the Employee’s undertakings toward Other Employers, and (ii) the Employee will not disclose to the Company, nor use, in provision of any services to the Company, any proprietary or confidential information belonging to any Other Employer; and The Employee acknowledges and agrees that personal information related to him/her and the Employee’s terms of employment at the Company, as shall be received and held by the Company will be held and managed by the Company, and that the Company shall be entitled to transfer such information to third parties, in Israel or abroad. The information will be collected, retained, used, and transferred for legitimate business purposes and to the reasonable and necessary scope only, including: human resources management, business management and customer relations, assessment of potential transactions and relating to such transactions, compliance with law and other requests and requirements from government authorities and audit, compliance checks and internal investigations.

4.2.	Subject to Sections 14-16 hereto, Employee shall continue to be bound by this Agreement even following a change of control in the Company.

5.	Report. The Employee shall be required to comply with the Company guidelines (as amended from time to time) with respect to the report and registration of hours the Employee devoted to the Company during each day of employment hereunder.

6.	Proprietary Information; Assignment of Inventions and Non-Competition. By executing this Agreement, the Employee confirms and agrees to the provisions of the Company’s Proprietary Information, Assignment of Inventions and Non-Competition Agreement attached as Schedule 6 hereto (“Employee’s Undertaking”). The Employee acknowledges and agrees that 20% of the Salary is paid as special supplementary monthly compensation in consideration for Employee’s Undertaking (the “Special Non-Competition Monthly Compensation”). The Employee warrants and represents that the Special Non-Competition Monthly Compensation constitutes a real, appropriate and full consideration to any prejudice the Employee may suffer due to the Employee’s non-competition obligations, including but not limited to restriction of the Employee’s freedom of employment.

Salary; Bonuses; Insurance; Advanced Study Fund

7.	Salary. The Company shall pay to the Employee as compensation for the employment services an aggregate base salary in the gross monthly amount set forth in Section 6 to Schedule 1 (the “Salary”). Except as specifically set forth herein, the Salary includes any and all payments to which the Employee is entitled from the Company hereunder and under any applicable law, regulation or agreement, and Employee waives any claim or demand for any payment in excess thereof. The Employee’s Salary and other terms of employment may be reviewed and updated by the Company’s management from time to time, at the Company’s sole discretion. The Salary is to be paid to the Employee in accordance with the Company’s normal and reasonable payroll practices, no later than the 9th day of each month for the previous month, after deduction of applicable taxes and like payments.

7.1.	Commuting costs. In addition, the Company shall provide the Employee with a company car, or shall provide the Employee with a car allowance or reimbursement of commuting expenses in the amount of NIS 5,000 per month, as set forth in Section 15 to Schedule 1.

8.	Manager’s Insurance/Pension Fund.

8.1.	The Company will insure the Employee under a “Manager’s Insurance Policy” (“Bituach Menahalim”) (subject to the limitations applicable by law regarding joining of insured members to the provident fund and the acceptance of the provident fund/the insurance company) (“Policy”) or a Pension Fund (“Pension Fund”) to be selected by the Employee. At the end of each month during the employment of Employee, the Company shall pay an aggregate amount for the preceding month to the Policy or the Pension Fund (the “Company’s Contribution”), as follows: (a) 8.33% of the Salary for severance pay component; and (b) for savings and risk component, either (i) in the case of a Policy, 6.5%, subject to deduction of 6% from the Salary by the Employee, as detailed below; or (ii) in the case of a Pension Fund, 6.5% of the Salary, subject to deduction of 6% from the Salary, as detailed below. In addition, if the Employee shall elect a Policy, the Company shall pay up to 2.5% of the Salary towards loss of working capacity disability insurance (depending on the cost to the Company necessary to provide coverage of 75% of the Salary) to be purchased by the Company and up to 7.5% of the Salary in total for pension component and working capacity disability insurance. The Employee agrees that the Company shall deduct from the Salary an amount equal to 6% of the Salary for the preceding month, and shall pay such amount as premium payable in respect for savings and risk component of the Policy or the Pension Fund, as the case may be (the “Employee’s Contributions”). If the Employee elects to be insured under a combination of the Policy and Pension Plan, the Employee may determine the allocation between the two, provided that, in any event the Company’s contributions will not exceed the maximum amounts set forth above.

8.2.	The Company undertakes to transfer the Policy and/or Pension Fund (as applicable) to the Employee after termination of the Employee’s employment with the Company, whether terminated by the Company or the Employee.

8.3.	The Company’s Contributions will be in lieu of the entire severance pay that the Employee will be entitled to (if entitled) in the event of termination of the Employee’s employment, all in accordance with the provisions of Section 14 of the Severance Pay Law, 5723-1963 in accordance with Sections 7 and 9 of the Extension Order of General Insurance Pension in the Israeli Market. The Employee’s signature on this Agreement represents the Employee’s agreement to the content of this Section. The Company waives in advance any right it may have in the future for the return of the Company’s Contributions, or any of them, unless:

8.3.1.	The Employee’s entitlement for severance pay has been deprived by a judgment, under the provisions of Sections 16 or 17 of the Severance Pay Law, 5723-1963, and as long as it was so deprived; or

8.3.2.	The Employee has withdrawn monies from the Policy and/or Pension Fund (as applicable) not in circumstances of death, disability or retirement at the age of 60 or more.

A copy of the Order and Confirmation Regarding Payments of Employers to Pension Funds and Insurance Funds instead of Severance Pay is attached as Schedule 8.3 to this Agreement.

8.4.	The Company’s Contribution to the Policy shall be calculated solely based on the Salary, and the Employee’s entitlement to severance pay, if any, shall be calculated solely based on the Salary and no other payment, right or benefit to which the Employee is entitled under this Agreement or by law shall be taken into account in such calculations.

9.	Further Education Fund (“Keren Hishtalmut”).

9.1.	The Company together with the Employee will maintain a Further Education Fund (the “Education Fund”). Each month the Company shall contribute to the Education Fund an amount equal to 7.5 % of the Salary and the Employee shall contribute to the Education Fund an amount equal to 2.5% of the Salary, up to the maximum salary ceiling recognized for tax purposes under applicable Israeli law.

9.2.	The Employee hereby agrees that all of the Employee’s aforementioned contributions shall be transferred to the Education Fund by the Company by deducting such amounts from each monthly Salary payment.

9.3.	The Company reserves the right not to release to the Employee the amounts contributed by the Company to the Education Fund in the event that Employee’s termination was with “Cause,” as defined in Section 16 hereto.

9.4.	For the avoidance of doubt, no amount remitted by the Company in respect of this Section 9 shall be considered as part of the Salary for any purpose, including for purposes of any deduction therefrom or calculation of severance pay.

9.5.	The Employee acknowledges that the amounts accumulated in the Education Fund may be taxable and will bear all taxes in connection therewith.

Additional Benefits

10.	Expenses. The Company will reimburse the Employee for reasonable business expenses borne by the Employee, provided that such expenses were approved in advance and in writing by the Company, and against valid invoices furnished by the Employee to the Company. The Company shall provide the Employee with its standard indemnification, insurance and exculpation agreement.

11.	Vacation.

11.1.	During each year, the Employee shall be entitled to the number of paid vacation days set forth in Section 8 to Schedule 1 (“Annual Vacation Days”), to be used at times subject to the reasonable approval of the Company, and shall be obligated to use at least seven (7) consecutive vacation days during each year (the “Mandatory Vacation Days”). The Employee acknowledges and agrees that the Employee shall not be entitled to accumulate any Mandatory Vacation Days, but may carry forward Excess Vacation Days (as defined in Section 11.2 below) from one year to the next, provided that (a) such days may only be carried forward for a period of two (2) years, and (b) the Employee shall not be entitled to accumulate more than the number of vacation days set forth in Section 9 to Schedule 1 at any time. During the Term, the Employee shall not be entitled to receive payment in lieu of any unused vacation days. Upon termination of employment, the Employee shall be entitled to redeem the unused vacation days the Employee is entitled to accumulate hereunder. In the event the Employee’s employment shall terminate for any reason prior to the end of a year, the Employee shall only be entitled to such number of vacation days pro-rated (on a linear basis) to the period of time in such year during which the Employee was employed by the Company. If the Employee had used in such year more than such pro-rated amount of vacation days, such extra vacation days shall be deemed a debt of the Employee to the Company which the Company may deduct from Employee’s Salary or any other monies due and payable to the Employee by the Company, and the Employee hereby agrees to such deduction.

11.2.	“Excess Vacation Days” means all the Annual Vacation Days less the Mandatory Vacation Days.

12.	Sick Leave; Recuperation Pay. The Employee shall be entitled to that number of paid sick leave per year as set forth in Section 10 to Schedule 1 (with unused days to be accumulated up to the limit set pursuant to applicable law and consistent with the Company’s practice, which, for the avoidance of doubt, shall not be redeemable upon termination of employment or otherwise), and also to Recuperation Pay (“Dmei Havra’a”) in accordance with to applicable law.

13.	Equity Grant. Subject to a resolution duly resolved by the Compensation Committee and the Board of Directors of the Company (the “Board”), the Board may, at its discretion, grant the Employee performance RSUs or other equity grant to purchase shares of the Company at a price per share and under terms and conditions as determined by it (the “Option”). If granted, (A) the Option shall be subject to the terms of (a) the Company’s Compensation Policy and applicable share option plan and (b) an option or RSU agreement to be executed between the Company and the Employee; and (B) as a condition preceding to such grant, the Employee may be required to execute additional documents in compliance with the applicable tax laws and/or other applicable laws.

Term and Termination of Employment

14.	Term. The Employee’s employment by the Company under this Agreement shall commence on the date set forth in Section 12 to Schedule 1 (the “Commencement Date”), and shall continue until it is terminated pursuant to the terms set forth herein for an indefinite term (the “Term”).

15.	Termination at Will.

15.1.	Either Party may terminate the employment relationship hereunder at any time by giving the other Party a prior written notice as set forth in Section 13 to Schedule 1 (the “Notice Period”). During the Notice Period and unless otherwise determined by the Company in a written notice to the Employee pursuant to its right under Section 15.3 hereto: (a) the employment relationship hereunder shall remain in full force and effect, (b) the Employee shall be obligated to continue to discharge and perform all of the Employee’s duties and obligations with Company, and (c) the Employee shall cooperate with the Company and assist the Company with the integration into the Company of the person who will assume the Employee’s responsibilities. It is hereby clarified and agreed that if, during the Notice Period, Employee shall not attend the Company during normal working hours for any reason other than as instructed or consented by the Company, the Employee shall not be entitled to any payment (including Salary or any portion whereof) for such days of non-attendance.

15.2.	In the event that the Employee does not deliver to the Company the required prior notice, the Employee shall pay compensation to the Company of an amount equal to the Salary to which the Employee would have been entitled during the Notice Period. Such amount shall be deemed a debt of the Employee to the Company and the Company shall be entitled to deduct such amount from any monies due and payable to the Employee.

15.3.	Notwithstanding the aforesaid, the Company is entitled to terminate this Agreement and the employment relationship with immediate effect upon a written notice to Employee and payment to the Employee of a one time amount equal to the Salary (as set forth in Schedule 1) to which the Employee would have been entitled during the Notice Period, in lieu of such prior notice.

16.	Termination for Cause. The Company may immediately terminate the employment relationship for Cause, and such termination shall be effective as of the time of notice of the same. “Cause” means: (a) a material breach of this Agreement; (b) any willful failure to perform or willful failure to perform competently any of the Company’s instructions or any of the Employee’s fundamental functions or duties hereunder; (c) engaging in willful misconduct or acting in bad faith with respect to the Company, (d) any act of personal dishonesty or a breach of trust in connection with the Employee’s responsibilities to the Company resulting in substantial personal enrichment of the Employee; (e) any breach by the Employee of the Proprietary Information, Assignment of Inventions and Non-Competition Agreement attached as Schedule 6 hereto; (f) conviction of a felony involving moral turpitude; (g) the use by the Employee of a controlled substance without a prescription or the use of alcohol which in any way impairs the Employee’s ability to carry out the Employee’s duties and responsibilities; or (h) any cause justifying termination or dismissal in circumstances in which the Company can deny the Employee severance payment under applicable law

Additional Provisions

17.	No Conflict. During the Employee’s employment by the Company, the Employee shall not receive any payment, compensation or benefit from any third party in connection, directly or indirectly, with the Employee’s position or employment in the Company.

18.	Tax. Israeli income tax and other applicable withholdings shall be deducted at source from the payments to the Employee according to any applicable law, including, but not limited to, National Security and Health Tax.

Miscellaneous

19.	(a) The Parties agree that this Agreement constitutes, among others, notification in accordance with the Notice to Employees and Job Candidates (Employment Terms and Screening and Acceptance to Work) Law, 5762-2002. (b) The laws of the State of Israel shall apply to this Agreement and the sole and exclusive place of jurisdiction in any matter arising out of or in connection with this Agreement shall be the Tel-Aviv Regional Labor Court. (c) The provisions of this Agreement are in lieu of the provisions of any collective bargaining agreement, and therefore, no collective bargaining agreement shall apply with respect to the relationship between the Parties hereto (subject to the applicable provisions of law). (d) No failure, delay of forbearance of either Party in exercising any power or right hereunder shall in any way restrict or diminish such Party’s rights and powers under this Agreement, or operate as a waiver of any breach or nonperformance by either Party of any terms of conditions hereof. (e) In the event it shall be determined under any applicable law that a certain provision set forth in this Agreement is invalid or unenforceable, such determination shall not affect the remaining provisions of this Agreement unless the business purpose of this Agreement is substantially frustrated thereby. (f) The preface and schedules to this Agreement constitute an integral and indivisible part hereof. (g) Wherever appropriate herein, words used in the singular shall be considered to include the plural, and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in this Agreement, shall be deemed to include the feminine gender. (h) This Agreement constitutes the entire understanding and agreement between the Parties hereto, supersedes any and all prior discussions, agreements and correspondence with regard to the subject matter hereof, and may not be amended, modified or supplemented in any respect, except by a consent by both Parties hereto. (i) The Employee acknowledges and confirms that all terms of the Employee’s employment are personal and confidential, and undertakes to keep such term in confidence and refrain from disclosing such terms and/or any other benefit received from the Company to any third party, including, without limitation, other employees of the Company.

THE EMPLOYEE ACKNOWLEDGES THAT HE IS FAMILIAR WITH AND UNDERSTANDS THE ENGLISH LANGUAGE AND THE PROVISIONS OF THIS AGREEMENT AND DOES NOT REQUIRE TRANSLATION OF THIS AGREEMENT OR ITS SCHEDULES TO ANY OTHER LANGUAGE.

IN WITNESS WHEREOF the Parties have signed this Agreement as of the date first hereinabove set forth.

Lifeward Ltd.	Joshua Hexter

/s/ Avi Gabay	/s/ Joshua Hexter
By: Avi Gabay
Title: Chairman

Schedule 1

To the Personal Employment Agreement by and between

Lifeward Ltd. and the Employee whose name is set forth herein

1.	Name of Employee:	Joshua Hexter
2.	ID No. of Employee:
3.	Address of Employee:
4.	Position in the Company:	Interim Chief Executive Officer
5.	Under the Direct Direction of:	Board of Directors
6.	Salary:	NIS 100,000
7.	[intentionally left blank]
8.	Vacation Days Per Year:	20
9.	Maximum Accumulation of Vacation Days:	30
10.	Sick Leave Days Per Year:	In accordance with applicable law
11.	Car make and Model:	To be agreed, or to be replaced by Section 15 below
12.	Commencement Date:	September 1, 2026
13.	Notice Period:	60 Days; provided, however, that the first year of the Term shall be deemed to be a probationary period, and during the probationary period, the Company may terminate at any time in accordance with the minimum notice period required by law
14.	Non-Compete Period:	12 Months
15.	Monthly commuting cost	NIS 5,000, or to be replaced by Section 11 above
16.	Other	Annual Bonus – in the discretion of the Board of Directors and subject to the Company’s Compensation Policy

/s/Avi Gabay	/s/ Joshua Hexter
Avi Gabay, Chairman Lifeward Ltd.	Joshua Hexter

Schedule 6

To the Personal Employment Agreement by and between

Lifeward Ltd. and the Employee whose name is set forth herein

Name of Employee:	Joshua Hexter

ID No. of Employee:

General

1.	Capitalized terms herein shall have the meanings ascribed to them in the Agreement to which this Schedule is attached (the “Agreement”). For purposes of any undertaking of the Employee toward the Company, the term “Company” shall include any parent company, subsidiaries and affiliates of the Company. The Employee’s obligations and representations and the Company’s rights under this Schedule 6 shall apply as of the first date of the Employee’s engagement or employment with the Company, regardless of the date of execution of the Agreement.

2.	For the purpose of this Schedule 6 to the Agreement, the term “Field” shall refer to the Company’s field of activities, i.e. designing, developing, and commercializing robotic exoskeletons; designing, developing, and commercializing anti-gravity systems for use in physical and neurological rehabilitation; developing and commercializing an oral insulin candidate based on proprietary oral delivery technology; distributing cycles for rehabilitation; and any other field of activity in which the Company may engage from time to time during the Term.

Confidentiality; Proprietary Information

3.	“Proprietary Information” means confidential or proprietary information, whether or not patentable, whether in tangible or intangible form (including documentary, written, oral or computer generated), and whether or not marked or otherwise asserted as confidential, concerning the Company, including, without limitation, (i) conceptions, inventions, developments, improvements, designs, techniques, processes, methods, ideas, know-how, reports, research and research records, drawings, technical and other data, formulations and the existence, scope or activities of any projects of the Company (ii) equipment, products (actual or planned), information and industrial secrets; (iii) trade secrets and market information, including, without limitation, sales, costs, prices, prospective customers, suppliers and sources of supply; (iv) forecasts, marketing activities and plans, advertising, competitive environments and competitors; (v) operations, credit and financial data, business information, and any information relating to the board, advisory board(s), investments, investors, consultants, employees, budget information and technical information (including research and development), business, strategic plans and regulatory information and affairs of the Company and its products; and (vi) patents, patent applications, copyright, trademark, trade dress, technologies and other intellectual property rights and strategies related thereto.

4.	Proprietary Information shall be deemed to include any and all proprietary information disclosed by or on behalf of the Company and irrespective of form but excluding information that (i) was known to Employee prior to Employee’s association with the Company, as evidenced by written records; (ii) is or shall become part of the public knowledge except as a result of the breach of the Agreement or this Schedule by Employee; (iii) reflects general skills and experience; or (iv) reflects information and data generally and publicly known in the industries or trades in which the Company operates.

5.	Employee recognizes that the Company received and will receive confidential or proprietary information from third parties, subject to a duty on the Company’s part to maintain the confidentiality of such information and to use it only for certain limited purposes. In connection with such duties, such information shall be deemed Proprietary Information hereunder, mutatis mutandis.

6.	Employee agrees that all Proprietary Information, and patents, trademarks, copyrights and other intellectual property and ownership rights in connection therewith shall be the property solely of the Company its assigns. Employee acknowledges and understands that its employment by the Company and its access to Confidential Information creates a relationship of confidence and trust with respect to such Confidential Information. At all times, both during the employment relationship and after the termination of the engagement between the Parties, Employee will keep in confidence and trust all Proprietary Information, and will not use or disclose any Proprietary Information or anything relating to it without the written consent of the Company or its subsidiaries, except as may be necessary in the ordinary course of performing Employee’s duties under the Agreement.

7.	Upon termination of Employee’s engagement with the Company for whatever reason, Employee will promptly deliver to the Company all documents and materials of any nature pertaining to Employee’s engagement with the Company, and will not keep or retain any documents or materials or copies thereof containing any Proprietary Information.

8.	Employee’s undertakings set forth in Section 3 through Section 7 to this Schedule shall remain in full force and effect after termination of the Agreement or any renewal thereof.

Disclosure and Assignment of Inventions

9.	“Inventions” means any and all inventions, improvements, ideas or discoveries, designs, concepts, techniques, methods, systems, processes, know how, computer software programs, databases, mask works and trade secrets, whether or not patentable, copyrightable or protectable as trade secrets and all derivatives, enhancements or improvements thereof; “Company Inventions” means any Inventions and all intellectual property rights associated therewith that are made or conceived or first reduced to practice or created by Employee, whether alone or jointly with others, during the period of Employee’s engagement with the Company, and which are: (i) developed using equipment, supplies, facilities or Proprietary Information of the Company, (ii) result from work performed by Employee for the Company, or (iii) related to the Field (as defined in Section 2 to this Schedule above), or to past, current or anticipated research and development of the Company.

10.	The Employee hereby confirms that all rights that the Employee may have had at any time in any and all Company’s Inventions are and have been from inception in the ownership solely of the Company. If ever any doubt shall arise as to the Company’s rights or title in any Company Invention and it shall be asserted that the Employee, allegedly, is the owner of any such rights or title, then the Employee hereby irrevocably transfers and assigns in whole to the Company without any further royalty or payment any and all rights, title and interest in any and all Company’s Inventions. The Employee has attached as Exhibit 10 hereto a complete list of all inventions to which the Employee claims ownerships (the “Prior Inventions”) and that the Employee desires to exclude from the operation of this Schedule, and acknowledges and agrees that such list is complete. If no such list is attached to this Schedule, the Employee represents that the Employee has no such Prior Inventions at the time of signing this Schedule. The Prior Inventions, if any, patented or unpatented, are excluded from the scope of this Schedule. If, in the course of performance of services for the Company, the Employee incorporates a Prior Invention into a Company product, process or machine, the Company is hereby granted and shall have a nonexclusive, royalty-free, irrevocable, perpetual, worldwide license (with rights to sublicense through multiple tiers of sub-licensees) to make, have made, modify, use and sell such Prior Invention. Notwithstanding the foregoing, the Employee agrees that it will not incorporate, or permit to be incorporated, Prior Inventions in any Company’s Inventions without the Company’s prior written consent. The Employee hereby represents and undertakes that no third party, including any of Employee’s previous employers or any entity with whom the Employee was engaged, has any rights in the Prior Inventions and that the Employee’s employment by the Company will not grant any third party any right in the results of the Employee’s work.

11.	Employee undertakes and covenants that Employee will promptly disclose in confidence to the Company all Inventions deemed as Company Inventions. The Employee agrees and undertakes not to disclose to the Company any confidential information of any third party and, in the framework of the Employee’s employment by the Company, not to make any use of any intellectual property rights of any third party.

12.	Employee hereby irrevocably transfers and assigns to the Company all worldwide patents, patent applications, copyrights, mask works, trade secrets and other intellectual property rights in any Company Invention, and any and all moral rights that the Employee may have in or with respect to any Company Invention. For the avoidance of any doubt, it is hereby clarified that the provisions contained in Section 11 and this Section 12 to this Schedule will apply also to any “Service Inventions” as defined in the Israeli Patent Law, 1967 (the “Patent Law”). In no event will such Service Invention become the property of the Employee, and the provisions contained in Section 132(b) of the Patent Law shall not apply, unless the Company provides in writing otherwise. The Employee irrevocably confirms that the consideration explicitly set forth in the Employment Agreement between the Employee and the Company is inclusive of any and all rights for compensation that may arise in connection with the Company Inventions under applicable law. The Employee will not be entitled to royalties or other payment with regard to any Prior Inventions, Company Inventions, Service Inventions or any of the intellectual property rights set forth above, including any commercialization of such Prior Inventions, Company Inventions, Service Inventions or other intellectual property rights, and the Employee hereby specifically and irrevocably waives any right the Employee may have to such payment (including, inter-alia, moral rights or rights to claim royalties or any other additional consideration from the Company with regard to the Company Inventions and in relation with Section 134 of the Patent Law).

13.	Employee agrees to assist the Company, at the Company’s expense, in every proper way to obtain for the Company and enforce patents, copyrights, mask work rights, and other legal protections for the Company Inventions in any and all countries. Employee will execute any documents that the Company may request for use in obtaining or enforcing such patents, copyrights, mask work rights, trade secrets and other legal protections. Such obligation shall continue beyond the termination of Employee’s engagement with the Company. Employee hereby irrevocably designates and appoints the Company and its authorized officers and agents as Employee’s agent and attorney in fact, coupled with an interest to act for and on Employee’s behalf and in Employee’s stead to execute and file any document needed to apply for or prosecute any patent, copyright, trademark, trade secret, any applications regarding same or any other right or protection relating to any Proprietary Information (including Company Inventions), and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyrights, trademarks, trade secrets or any other right or protection relating to any Proprietary Information (including Company Inventions), with the same legal force and effect as if executed by Employee himself. The Employee’s obligations pursuant to Sections 9-13 shall survive the termination of Employee’s employment with the Company or its successors and assigns with respect to inventions conceived by him during the term of Employee’s employment or as a result of Employee’s employment with the Company.

Non-Competition

14.	In consideration of Employee’s terms of employment hereunder, which include special compensation for the Employee’s undertakings under this Section 14 and the following Section 15, and in order to enable the Company to effectively protect its Proprietary Information, Employee agrees and undertakes that, so long as the Agreement is in effect and for a period of twelve (12) months following termination of the Agreement for whatever reason, the Employee will not, directly or indirectly, in any capacity whatsoever, engage in, become financially interested in (excluding investments in public companies, which do not exceed 5% ownership), be employed by, or have any connection with any business or venture that is engaged in any activities directly competing with the activities of the Company in the Field.

15.	Employee agrees and undertakes that during the employment relationship and for a period of twelve months (12) months following termination of this engagement for whatever reason, Employee will not, directly or indirectly, including personally or in any business in which Employee may be an officer, director or shareholder (excluding investments in public companies, which do not exceed 5% ownership), solicit for employment any person who is employed by the Company, or any person retained by the Company as a consultant, advisor or the like who is subject to an undertaking towards the Company to refrain from engagement in activities competing with the activities of the Company (for purposes hereof, a “Consultant”), or was retained as an employee or a Consultant during the six (6) months preceding termination of Employee’s employment with the Company.

Reasonableness of Protective Covenants

16.	Insofar as the protective covenants set forth in this Schedule (the “Protective Covenants”) are concerned, Employee specifically acknowledges, stipulates and agrees that: (i) the Protective Covenants are reasonable, necessary and essential to protect the goodwill, property and Proprietary Information of the Company, and the benefits, rights and expectations of the Company in conducting and operating its business; (ii) the area and time duration of the Protective Covenants are in all things reasonable and necessary to protect the goodwill and the operations and business of Company, and does not impose a greater restrain than is necessary to protect the goodwill or other business interests of the Company, and (iii) good and valuable consideration exists under the Agreement, for Employee’s agreement to be bound by the provisions of this Schedule. Employee further acknowledges that it has been made aware the breach of any obligation under this Schedule may harm the trade secrets, confidential connections, confidential information and other privileged interests of the Company. Accordingly, Employee further acknowledges that its breach of any obligation under this Schedule shall be deemed to contradict the nature of the special trust and loyalty relationship between the Parties, expected fair and proper business practices between the Parties, and the duty of good faith and fairness between the Parties and shall constitute a material breach of the Agreement. Nevertheless, if any of the restrictions set forth in this Schedule is found by a court having jurisdiction to be unreasonable or overly-broad as to geographic area, scope or time or to be otherwise unenforceable, the Parties hereto intend for the restrictions set forth in this Schedule to be reformed, modified and redefined by such court so as to be reasonable and enforceable and, as so modified by such court, to be fully enforced.

Remedies for Breach

17.	Employee acknowledges that the legal remedies for breach of the provisions of this Schedule may be found inadequate and therefore agrees that, in the event of a breach or a threatened breach of any of such provisions, the Company shall have the right, in addition to any other remedies which may be available to it under applicable law or otherwise, to obtain temporary, preliminary and permanent injunctions against any and all such actions.

/s/ Joshua Hexter
Joshua Hexter

 Schedule 8.3

Order and Confirmation Regarding Payments of Employers

to Pension Funds and Insurance Funds instead of Severance Pay

Pursuant to the power granted to me under Section 14 of the Severance Pay Law, 5723-1963 (“Law”) I hereby confirm that payments paid by an employer, commencing the date hereof, to an employee’s comprehensive pension fund into a provident fund which is not an insurance fund, as defined in the Income Tax Regulations (Registration and Management Rules of a Provident Fund) 5724-1964 (“Pension Fund”), or to a Manager’s Insurance Fund that includes the possibility of an allowance or a combination of payments to an Allowance Plan and to a plan which is not an Allowance Plan in an Insurance Fund (“Insurance Fund”), including payments which the employer paid by combination of payments to a Pension Fund and to an Insurance Fund whether there exists a possibility in the Insurance Fund to an allowance plan (“Employer Payments”), will replace the severance pay that the employee is entitled to for the salary and period of which the payments were paid (“Exempt Wages”) if the following conditions are satisfied:

(1)	Employer Payments –

(A)	for Pension Funds are not less than 14.33 % of the Exempt Wages or 12% of the Exempt Wages, if the employer pays for the Employee’s employee an additional payment on behalf of the severance pay completion for a providence fund or Insurance Fund at the rate of 2.33% of the Exempt Wages. If an employer does not pay the additional 2.33% on top of the 12%, then the payment will constitute only 72% of the Severance Pay.

(B)	to the Insurance Fund are not less that one of the following:

(1)	13.33% of the Exempt Wages if the employer pays the employee additional payments to insure the Employee’s monthly income in case of work disability, in a plan approved by the Supervisor of the Capital Market, Insurance and Savings in the Finance Ministry, at the lower of, a rate required to insure 75% of the Exempt Wages or 2.5% of the Exempt Wages (“Disability Payment”).

(2)	11% of the Exempt Wages if the employer pays an additional Disability Payment and in this case the Employer Payments will constitute only 72% of the employee’s severance pay; if, in addition to the abovementioned sum, the employer pays 2.33% of the Exempt Wages for the purpose of Severance Pay completion to providence fund or Insurance Funds, the Employer Payments will constitute 100% of the severance pay.

(2)	A written agreement must be made between the employer and employee no later than 3 months after the commencement of the Employer Payments that includes –

(A)	the agreement of the employee to the arrangement pursuant to this confirmation which details the Employer Payments and the name of the Pension Fund or Insurance Fund; this agreement must include a copy of this confirmation;

(B)	an advanced waiver of the employer for any right that the Employee could have to have the Employee’s payments refunded unless the employee’s right to severance pay is denied by judgment according to sections 16 or 17 of the Law, and in case the employee withdrew monies from the Pension Fund or Insurance Fund not for an Approved Event; for this matter, Approved Event or purpose means death, disablement or retirement at the age of 60 or over.

(3)	This confirmation does not derogate from the employee’s entitlement to severance pay according to the Law, Collective Agreement, Extension Order or personal employment agreement, for any salary above the Exempt Wages.

/s/ Joshua Hexter

Joshua Hexter

APPENDIX B

Lifeward Ltd.

Compensation Policy for Executive Officers and Non-Executive Directors

1.             Preamble

This document states the terms of the Lifeward Ltd. (Company the “Company”) compensation policy for its Executive Officers and Directors (the “Compensation Policy”).

The Compensation Policy is designed to motivate our Executive Officers to drive the Company’s business and financial long-term goals and to reward significantly on sustainable performance over the long term. Accordingly, the structure of Company’s Compensation Policy ties the compensation for each Executive Officer, to Company’s financial and strategic long-term goals and achievements.

For purposes of this Compensation Policy, “Executive Officers” shall mean “Office Holders” as such term is defined in the Israeli Companies Law, 5759-1999 (as may be amended from time to time) (the “Companies Law”), excluding, unless otherwise expressly indicated, the non-executive members of Company’s board of directors (the “Board”).

The effective date of this Compensation Policy is the date of its approval by Company’s shareholders. This Compensation Policy will apply to any compensation determined after its effective date and will not, and is not intended to, apply to or deemed to amend employment and compensation terms of Executive Officers existing prior to such date.

The adoption of this Compensation Policy will not grant any of Company’s Executive Officers a right to receive any elements of compensation set forth in this Compensation Policy. The elements of compensation to which an Executive Officer will be entitled will be exclusively those that are determined specifically in relation to him or her in accordance with the requirements of the Companies Law, and the regulations promulgated thereunder.

2.             Compensation Policy Goals

Company’s goals in setting the Compensation Policy for the Executive Officers are to attract, motivate and retain highly experienced personnel who will provide leadership for Company’s success and enhance shareholder value, and to promote for each Executive Officer an opportunity to advance in a growing organization. The primary goals of the Compensation Policy are, therefore:

2.1	Pay for performance

•	To closely align the interests of the Executive Officers with those of Company’s shareholders in order to enhance shareholder value;

•	To offer a collaborative workplace environment where each Executive Officer has the opportunity to impact Company’s long-term success; and

•	To provide increased rewards for superior individual and corporate performance, and substantially reduced or no rewards for average or inadequate performance.

2.2	Risk management

•	To ensure that while a significant portion of each Executive Officer’s total compensation is at risk and tied to the achievement of financial, corporate, functional performance and other goals established by the Board, overall risk taking is managed and maintained; and

•	To minimize any personal incentives for taking great risks that might potentially imperil the underlying value of Company.

3.             Compensation Elements

Company aims to provide its Executive Officers with a structured compensation package, including competitive salaries and benefits, performance-motivating cash payout and equity incentive programs. Company’s Executive Officers’ compensation package may be composed of the following elements:

    3.1       Base salary;

    3.2       Benefits and perquisites;

    3.3       Cash bonus;

    3.4       Equity compensation;

    3.5       Retirement and termination of service arrangements; and

    3.6       Insurance, exculpation and indemnification.

4.             Base Salary

4.1

A competitive base salary is essential to Company’s ability to attract and retain highly skilled professionals in the long term. The base salary will vary between Executive Officers, and will be individually determined according to their performance, educational background, prior business experiences, aptitude, qualifications, role, personal responsibilities and taking into account external salary benchmarking for the specific role using a peer-group of companies. Therefore, Company seeks to establish such base salary which will allow it to compete for, and retain, senior executive talent worldwide.

To that end, the peer-group companies will be selected and approved by Company’s compensation committee, according to part or all of the following characteristics:

•	Companies that are direct competitors of Company;

•	Companies with a similar revenue turnover as that of Company;

•	Companies with a similar market cap as that of the Company;

•	Companies that compete with Company for executive talent; and

•	Geographical considerations.

4.2	In the event that the services of the Executive Officer are provided via a personal management company and not by the Executive Officer directly as an employee of Company, the fees paid to such personal management company shall reflect, to the extent determined by Company in the applicable service agreement, the base salary and the benefits and perquisites (plus applicable taxes such as Value Added Tax), in accordance with the guidelines of the Compensation Policy.

4.3	In addition, Executive Officers may be awarded a fixed one-time cash payment upon recruitment or promotion.

4.4	Notwithstanding any other provision of this Compensation Policy, the CEO may approve an amendment to the terms of service or employment (whether fixed or variable) of any Executive Officer reporting to him or her who is not also a member of the Board, provided that (i) such amendment is not material, (ii) such amendment is consistent with the provisions of this Compensation Policy, and (iii) the aggregate effect of such amendment during the term of this Policy does not exceed three (3) months of such Executive Officer’s salary for the applicable year. Such an amendment so approved by the CEO in accordance with this Section shall be reported by the CEO to the Compensation Committee at its first meeting following such approval, and shall be in compliance with this Compensation Policy.

5.             Benefits and Perquisites

Benefits and perquisites for Company’s Executive Officers will be comparable to customary competitive market entitlements. Certain benefits and perquisites are set forth in order to comply with legal requirements, while others serve as an additional component of the Executive Officer compensation package to attract and retain highly skilled professionals at Company.

5.1	Benefits and perquisites which are required or facilitated under local laws or customary in the relevant jurisdiction may include, inter alia, the following:

5.1.1	Vacation of up to 30 days per annum (which, subject to the Company’s then-current policies) may be aggregated and carried over from one year to another in case not used);

5.1.2	Sick days of up to 30 days per annum (or as required by law) (which, subject to the Company’s then-current policies) may be aggregated and carried over from one year to another in case not used);

5.1.3	Annual convalescence pay as required by law;

5.1.4	Payments to pension funds or other types of pension schemes (e.g., managers’ insurance programs, 401K plans in the U.S.);

5.1.5	Disability insurance;

5.1.6	Payments to an advanced study fund as afforded by law;

5.1.7	Housing (in relevant markets);

5.1.8	Travel and/or car allowances and/or company car;

5.1.9	Health coverage plans and medical expenses; and

5.1.10	Relocation costs for Executive Officers (and their families) relocated by Company.

5.2	Such benefits and perquisites may vary depending on geographic location and other circumstances.

5.3	In certain countries, the above benefits will be increased (when applicable) to meet statutory minimum levels.

5.4	Additional benefits intend to complement cash compensation and offer non-monetary rewards to the Executive Officers, and may include, inter alia, the following benefits:

5.4.1	Company cellular phone and related expenses;

5.4.2	Communication equipment and related expenses;

5.4.3	Company car and related expenses;

5.4.4	Education allowances; and

5.4.5	Subscriptions to relevant literature.

Such additional benefits will not surpass in value 20% of the base salary of any Executive Officer.

5A.          Signing Bonus, Retention Bonus and Relocation Bonus

5A.1	Company or an applicable affiliate shall be entitled, subject to the approval of the corporate bodies required under applicable law, to offer an Executive Officer a signing bonus, a retention bonus, or a bonus for relocation.

5A.2	In the event of hiring a new Executive Officer, the Compensation Committee and the Board may elect to pay a signing bonus. The maximum cash signing bonus payable to an Executive Officer shall not exceed twelve (12) months of such Executive Officer’s salary.

5A.3	A bonus for relocation may be granted in the event an Executive Officer is relocated to a different country or state in order to work for Company or any of its affiliates. The total bonus for relocation will not exceed the sum of the employer’s cost for twelve (12) months of such Executive Officer’s salary and additional or related benefits in each case for the relevant year and may be paid in cash or as share-based compensation, at the discretion of the Compensation Committee and the Board. The above limitation excludes any reimbursement of expenses incurred by the Executive Officer in connection with such relocation as set forth in Section 5.1.10. above.

5A.4.	The total retention bonus shall not exceed the sum of the employer’s cost for twelve (12) months of such Executive Officer’s salary and additional or related benefits for the relevant year.

6.             Retirement and Termination of Service Arrangements

Providing certain retirement and/or termination benefits is designed to attract and motivate highly skilled professionals to join Company and should also contribute in retaining its current Executive Officers.

The terms of any retirement and termination of service arrangement shall take into account the circumstances of such retirement or termination, the term of service or employment of the Executive Officer, his/her compensation package during such period, Company’s performance during such period and the Executive Officer’s contribution to Company achieving its goals and/or maximization of its profits.

The retirement and/or termination benefits may include the following benefits:

6.1	Advance notice - advance notice upon termination of employment for a certain period of time, which in any case will not exceed a term of 12 months. During such period of time, the Executive Officer may be required to continue his employment with Company. Company and its affiliates shall be entitled to waive the services of an Executive Officer during the advance notice period, in whole or in part, provided that it continues to make all of the payments and provide all benefits such Executive Officer is entitled to under his or her employment or service agreement and applicable law. Alternatively, Company and its affiliates shall be entitled to terminate such Executive Officer’s employment or service without advance notice, provided however, that Company or the appliable affiliate may pay the Executive Officer on the date of the termination of his or her employment or service payments equal to the payments he or she is owed in lieu of the advance notice period (and, without limitation salary, vacation days and all payments and benefits he or she is due under the relevant employment or service agreement and applicable law).

6.2	Severance pay - as required or facilitated under local laws in the relevant jurisdiction.

6.3	Transition period - Executive Officers may receive up to 12 months of base salary and benefits (i.e., excluding cash bonuses and Equity-based Awards as defined herein), taking into account the period of service or employment of the Executive Officer, his/her service and employment conditions in the course of such period, Company’s performance during such period, the contribution of the Executive Officer to the achievement of Company’s targets and profits and the circumstances of the termination of employment. Company may condition the payment of such amounts in meeting certain non-compete provisions.

6.4	Health insurance for U.S. or Other Executive Officers - payment for up to 12 months of post-termination health insurance upon termination of employment.

7.             Cash Bonuses

The cash bonus component aims to ensure that Company’s Executive Officers are aligned in achieving Company’s long-term strategic, business and financial objectives and business plans. Cash bonuses are, therefore, determined based on both the financial and business results of Company, as well as individual performance.

Company and its affiliates may grant an Executive Officer an Annual Bonus that will be calculated based on the achievement of various goals and targets, in whole or in part, all as specified below. Any such goals and targets with respect to the CEO must be approved by the Compensation Committee and the Board pursuant to this Compensation Policy.

Company and its affiliates may grant Executive Officers who report to the CEO an Annual Bonus, which will be calculated taking into consideration the achievement by the respective Executive Officer of targets and indicators of various types, in whole or in part. Such goals and targets may be determined solely by the CEO, as specified below, for an Executive Officer who is not a member of the Board.

Cash bonuses are rewarded with distinguishable terms to the following Executive Officer populations:

7.1	CEO

7.1.1	The cash bonus will be based on achievement of milestones and targets and the measurable results of the Company, as may be compared to our budget and work plan for the relevant year (the “Financial Objectives”), and market development and product development objectives as determined by the Board on an annual basis (the “Business Objectives”). Such measurable criteria will initially be determined on or about the commencement of each fiscal year by the Compensation Committee and by the Board, and may include (but are not limited to) the following factors:

•	revenue;

•	reimbursement;

•	product development;

•	cash management;

•	efficiency metrics;

•	Internal and external customer satisfaction; and

•	execution of projects, etc.

7.1.2	A portion of the cash bonus may be granted based on the evaluation of CEO’s overall performance by the Compensation Committee and the Board.

7.1.3	The annual cash bonus of the CEO shall not exceed in any given year 250% of the CEO’s annual base salary.

7.1.4	Notwithstanding anything to the contrary in this Compensation Policy, in respect of the CEO any portion of any bonus as set forth in the Compensation Policy that is not based on measurable criteria (such as under Section 7.1.2 above) or that is discretionary, together with all other discretionary components of the CEO’s total bonus payments, to the extent there are such components, shall not exceed three (3) months’ base salary.

7.2	Non-sales Executive Officers

7.2.1	The cash bonus will be based on:

•	the measurable Financial Objectives and Business Objectives of Company as compared to Company’s budget and work plan for the relevant year; and

•	the achievement and performance of the individual measurable key performance indicators (KPIs), as initially determined at the commencement of each fiscal year (or start of employment, as applicable).

7.2.2	A portion of the cash bonus may be granted subject to the recommendation of the CEO of Company, based on the evaluation of the Executive Officer’s overall performance, and subject to the approval of the Compensation Committee and the Board.

7.2.3	The annual bonus for the non-sales Executive Officers will not exceed in any given year 200% of the Executive Officer’s annual base salary.

7.2.4	As part of the variable compensation component of any Executive Officer reporting to the CEO, the CEO may approve a bonus that is not based on measurable criteria, which shall not exceed three (3) months of such Executive Officer’s base salary for the applicable year. Such a bonus shall be reported by the CEO to the Compensation Committee at its first meeting following such approval by the CEO.

7.3	Sales Executive Officer

7.3.1	The overall compensation of the sales Executive Officers is specifically designed to motivate their performance. Therefore, the variable element of their compensation (with an emphasis on commission bonuses they receive, as will be defined below) is relatively larger when compared to the variable element of other Executive Officers’ compensation, whereas the fixed element of their compensation is smaller.

7.3.2	Executive Officer’s targets will be set at the beginning of each year (the “Sales Targets”). Achieving up to 100% of Sales Targets may correspond to up to 100% of the annual base salary of the sales Executive Officer.

7.3.3	A portion of the cash bonus of the sales Executive Officer may be granted subject to the recommendation of the CEO of Company, based on the evaluation of the Executive Officer’s overall performance and subject to the approval of the Compensation Committee and the Board.

7.3.4	The annual cash bonus for the sales Executive Officers will not exceed in any given year 200% of the Executive Officer’s annual base salary.

7.3.5	In the event that all or part of the Sales Targets that were the basis for the payment of the cash bonus were not collected, the excess bonus corresponding to the amount of such uncollected Sales Targets may be deducted from a future payment of a cash bonus.

7.3.6	As part of the variable compensation component of any Executive Officer reporting to the CEO, the CEO may approve a bonus that is not based on measurable criteria that shall not exceed three (3) months of such Executive Officer’s base salary for the applicable year. Such a bonus shall be reported by the CEO to the Compensation Committee at its first meeting following such approval by the CEO.

7.4

Adjustment of Targets and Goals

The Compensation Committee and the Board may approve certain adjustments to the Financial Objectives, Business Objectives, Sales Targets and KPIs that were set at the beginning of the year in the event of material changes in the business environment of Company, such as a re-organization of Company, mergers, acquisitions, asset and/or business transfers, and/or material changes to the global business environment in which Company operates.

7.5

Bonus for an extraordinary transaction or effort

Subject to applicable law, in addition to the bonus payout formulas above, when an extraordinary transaction or effort is expected to take place (e.g., a public offering, a merger, an acquisition, a spin-off, a specific task), and subject to the approval of the Compensation Committee and the Board, a special bonus may be determined with respect to all or some of the Executive Officers, provided such special bonus does not exceed 25% of the Executive Officer’s annual base salary.

7.6

Payout in cash or equity-based compensation

The Compensation Committee and the Board will have full discretion to convert a portion of an Executive Officer’s annual cash bonus, in lieu of cash, into Equity-based awards and to specify their vesting (and other) terms.

7.7

Partial Bonus Payout

Subject to the conditions and limitations of this Section 7, an Executive Officer that is employed or provides services to Company for only a portion of any year may be entitled to receive the pro-rata portion of any bonus described above, which will be calculated relatively to the period during which the Executive Officer was employed or provided services to Company out of the entire calendar year.

8.             Special Bonuses

8.1	Subject to applicable law, the Board of Directors and the Compensation Committee are authorized, at their discretion and beyond the annual bonuses and any other reward described in this policy, to grant special bonuses reflecting special efforts or exceptional achievements of Office Holders. The special bonus shall not exceed three (3) monthly salaries for any Office Holder. Special bonuses will be paid in cash unless the Compensation Committee and the Board of Directors decide that there are special circumstances, as specified in their resolutions, for the payment of a special bonus by way of shares of the Company or by way of convertible securities or securities exercisable into shares of the Company, in which case the provisions of Section 7.6 shall apply, mutatis mutandis.

8.2	If special bonuses are granted in accordance with this Section 8, the Board of Directors and the Compensation Committee shall set the vesting terms of such Special Bonuses, and such vesting terms shall not need to conform with the vesting periods set forth for Equity-based Awards granted in accordance with Section 9.

9.             Equity-based Awards

Company’s Equity-based Awards are aimed at enhancing the alignment between the Executive Officers’ interests and the long-term interests of Company and its stakeholders, and to promote the retention of Executive Officers for longer terms.

Considering the potential for appreciation in the value of Company’s share in public trading markets as Company grows, such element of compensation is regarded as having long-term incentive value. In addition, since these equity-based awards are structured to vest over several years, their incentive value to recipients is aligned with longer-term strategic plans.

The Equity-based Awards may be in a form of one or more of various types of equity-based instruments, which may include share options, restricted share or restricted share units in different weights (the “Equity-based Awards”). The weight of each of the equity-based instruments will be determined periodically by Company’s Compensation Committee and Board.

Company may consider arrangements which will enable optimal tax planning for the Executive Officers.

9.1	Executive Officers’ Equity-Based Awards

9.1.1	Equity-Based Awards may be granted upon recruitment of an Executive Officer or from time to time, and while taking into consideration, inter alia, the educational background, prior business experiences, aptitude, qualifications, role, and personal responsibilities of the Executive Officer.

9.1.2	The Equity-Based Awards which may be granted to an Executive Officer, will not exceed in value (based on accepted valuation methods), on the date of grant, per vesting annum (calculated on a linear basis), the following amounts:

•	CEO – 500% of the Executive Officer’s annual base salary; and

•	Other Executive Officers – 400% of the Executive Officer’s annual base salary.

However, the aforementioned restriction will not include a cash bonus which was converted into Equity-based Awards as described above.

9.1.3	The Compensation Committee and the Board also considered setting a cap on value for Equity-based Awards at the time of exercise and concluded that this would not be advisable for Company.

9.1.4	Such Equity-based Awards shall vest over a minimum total period of three years, in one or more installments during such period; provided, however, that the Board may resolve, under certain circumstances, that the vesting period of any Equity-Based Awards shall be shorter than three years.

9.1.5	Equity-based Awards will expire within up to 10 years as of their grant date.

9.1.6	Equity-based Awards in the form of share options will have an exercise price which is not lower than the fair market value of Company’s share on the date of grant.

9.2

Acceleration of Equity-based Awards

Subject to Section 10, upon the occurrence of certain events, such as a change of control or other corporate transaction (as defined in the applicable equity incentive plan), the vesting of up to 100% of the unvested Equity-based Awards granted to an Executive Officer may be accelerated. Acceleration of Equity-based Awards may also apply upon certain events of termination of employment or services for any reason, including upon retirement, all in accordance with the terms of the applicable equity incentive plan of Company. For the purpose of the caps set forth in this Compensation Policy, such acceleration shall not change the calculation of the linear annual value of the equity as was determined on the date of grant of such equity awards.

10.           Change of Control

10.1	Upon a “change of control” (as shall be determined by the Board), and in addition to any other payments set forth in this Compensation Policy with respect to cessation of service with the applicable Executive Officer, if the Executive Officer is thereafter terminated within one year of such change of control, the terminated Executive Officer shall be entitled to the following severance: (i) the CEO shall be entitled to severance in the form of 18 months’ salary, and the CEO’s bonus, and (ii) any Executive Officer other than the CEO shall be entitled to severance in the form of 12 months’ salary, and such executive’s bonus.

11.           Overall Compensation - Ratio between Fixed and Variable Compensation

11.1	We believe that the Compensation Policy must motivate our Executive Officers to drive Company’s business and financial results and is designed to reward significantly on sustainable performance over the long term. Accordingly, the structure of Company’s Compensation Policy is established to tie the compensation of each Executive Officer to Company’s financial and strategic achievements and to enhance the alignment between the Executive Officers’ interests with the long-term interests of Company and its stakeholders.

11.2	With the above considerations in mind, Company will target a ratio between the fixed compensation (base salary) and the variable compensation (cash Bonus; Equity-based Awards) of up to 1:7.5 for CEO and 1:6 for other Executive Officers.

11.3	The ratio above expresses the targeted range in the event that all performance measures are achieved at target levels.

12.           Internal Compensation Ratio

12.1	In the process of composing this Compensation Policy, the Compensation Committee and the Board have examined the ratio between overall compensation of the Executive Officers and the average and median salary of the other employees of Company (including agency contractors, if any) (the “Internal Ratio”).

12.2	The possible ramifications of the Internal Ratio on the work environment in Company were examined and will be periodically reviewed by the Compensation Committee and the Board in order to ensure that levels of executive compensation, as compared to the overall workforce, will not have a negative impact on work relations in Company.

13.           Compensation of Members of Company’s Board

13.1

Compensation of non-executive directors

The non-executive members of Company’s Board may (and, in the case of external directors, shall) be entitled to remuneration and refund of expenses according to the provisions of the Companies Regulations (Rules on Remuneration and Expenses of Outside Directors), 2000, as amended by the Companies Regulations (Relief for Public Companies Traded in Share Exchange Outside of Israel), 2000, as such regulations may be amended from time to time.

In addition, the non-executive members of Company’s Board may be eligible to participate in Company’s equity plans. Such Equity-based Awards will not exceed in value (based on accepted valuation methods), on the date of grant, $500,000, per vesting annum (calculated on a linear basis). Equity-based awards will vest over a period of not less than 1 year. The Compensation Committee will have full discretion to resolve that, in order to preserve the Company’s cash, remuneration of a non-executive member of Company’s Board shall be in the form of Equity-based Awards instead of cash. Equity-based Awards will be payable in the first instance in restricted share units (RSUs), but may also be payable, at the full discretion of the Compensation Committee, in cash, based on a formula to be determined and with such payment provisions as shall result in the equivalent effect of vesting of RSUs, in order to preserve the equity available for incentives. The provisions of Section 9.2 above regarding acceleration of vesting will apply, mutatis mutandis, to Equity-based Awards granted to non-executive members of Company’s Board.

14.           Exculpation, Indemnification and Insurance

14.1	Exculpation Company may exculpate the members of its Board and its Executive Officers from a breach of duty of care, to the extent permitted by applicable law.

14.2

Indemnification

Company may indemnify the members of its Board and its Executive Officers to the fullest extent permitted by applicable law, for any liability and expense that may be imposed on the Executive Officer, all subject to applicable law.

14.3

Insurance

Company will provide “Directors and Officers Insurance” to the members of its Board and its Executive Officers. The maximum aggregate coverage for any such insurance policy will not exceed $50,000,000. The annual premiums for such coverage shall be approved by the Compensation Committee (and, if required by law, by the Board) which shall determine that the amounts of the annual premiums for such insurance coverage reflect then-current market conditions and shall not materially affect the Company’s profitability, assets or liabilities.

15.           Board’s Discretion to Reduce Compensation Elements

15.1	The Board may, at its sole discretion, approve compensation terms which are lower than the amounts described herein.

15.2	The Board has the right to reduce any variable compensation to be granted to an Executive Officer due to special circumstances determined by the Board.

16.           Compensation Recovery (Claw-back)

Company has a policy that sets forth the circumstances and procedures under which Company shall recover certain compensation from Executive Officers in the event of any material financial restatement. The compensation recovery policy is attached as Annex A to this Compensation Policy.

Annex A

Lifeward Ltd.

Compensation Recovery Policy

1. Overview

This Policy sets forth the circumstances and procedures under which the Company shall recover Erroneously Awarded Compensation from Covered Persons (as defined below) in accordance with rules issued by the United States Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Exchange. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in Section 3 below.

2. Compensation Recovery Requirement

In the event the Company is required to prepare a Material Financial Restatement, the Company shall recover reasonably promptly all Erroneously Awarded Compensation with respect to such Material Financial Restatement.

3. Definitions

a.	“Applicable Recovery Period” means, the three completed fiscal years immediately preceding the Restatement Date for a Material Financial Restatement. In addition, in the event the Company has changed its fiscal year: (i) any transition period of less than nine months occurring within or immediately following such three completed fiscal years shall also be part of such Applicable Recovery Period and (ii) any transition period of nine to 12 months will be deemed to be a completed fiscal year.

b.	“Applicable Rules” means any rules or regulations adopted by the Exchange pursuant to Rule 10D-1 under the Exchange Act and any applicable rules or regulations adopted by the SEC pursuant to Section 10D of the Exchange Act.

c.	“Board” means the Board of Directors of the Company.

d.	“Committee” means the Compensation Committee of the Board or, in the absence of such committee, a majority of independent directors serving on the Board.

e.	A “Covered Person” means any Executive Officer. A person’s status as a Covered Person with respect to Erroneously Awarded Compensation shall be determined as of the time of receipt of such Erroneously Awarded Compensation regardless of such person’s current role or status with the Company (e.g., if a person began service as an Executive Officer after the beginning of an Applicable Recovery Period, that person would not be considered a Covered Person with respect to Erroneously Awarded Compensation received before the person began service as an Executive Officer, but would be considered a Covered Person with respect to Erroneously Awarded Compensation received after the person began service as an Executive Officer where such person served as an Executive Officer at any time during the performance period for such Erroneously Awarded Compensation).

f.	“Effective Date” means October 2, 2023.

g.	“Erroneously Awarded Compensation” means the amount of any Incentive-Based Compensation received by a Covered Person on or after the Effective Date and during the Applicable Recovery Period that exceeds the amount that otherwise would have been received by the Covered Person had such compensation been determined based on the restated amounts in the Material Financial Restatement, computed without regard to any taxes paid. Calculation of Erroneously Awarded Compensation with respect to Incentive-Based Compensation based on share price or total shareholder return, where the amount of Erroneously Awarded Compensation is not subject to mathematical recalculation directly from the information in a Material Financial Restatement, shall be based on a reasonable estimate of the effect of the Material Financial Restatement on the share price or total shareholder return upon which the Incentive-Based Compensation was received, and the Company shall maintain documentation of the determination of such reasonable estimate and provide such documentation to the Exchange in accordance with the Applicable Rules. Incentive-Based Compensation is deemed received, earned or vested when the Financial Reporting Measure is attained, not when the actual payment, grant or vesting occurs.

h.	“Exchange” means the Nasdaq Stock Market LLC.

i.	An “Executive Officer” means any person who served the Company in any of the following roles at any time during the performance period applicable to Incentive-Based Compensation such person received during service in such role: president, principal financial officer, principal accounting officer (or if there is no such accounting officer the controller), any vice president in charge of a principal business unit, division, or function (such as sales, administration or finance), any other officer who performs a policy making function, or any other person who performs similar policy making functions for the Company. Executive officers of parents or subsidiaries of the Company may be deemed executive officers of the Company if they perform such policy making functions for the Company.

j.	“Financial Reporting Measures” mean measures that are determined and presented in accordance with the accounting principles used in preparing the Company’s financial statements, any measures that are derived wholly or in part from such measures (including, for example, a non-GAAP financial measure), and share price and total shareholder return.

k.	“Incentive-Based Compensation” means any compensation provided, directly or indirectly, by the Company or any of its subsidiaries that is granted, earned, or vested based, in whole or in part, upon the attainment of a Financial Reporting Measure and any equity-based compensation provided by the Company or any of its subsidiaries, including, without limitation, stock options, restricted stock awards, restricted stock units and stock appreciation rights.

l.	A “Material Financial Restatement” means a restatement of previously issued financial statements of the Company due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required restatement to correct an error in previously-issued financial statements that is material to the previously-issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period.

m.	“Restatement Date” means, with respect to a Material Financial Restatement, the earlier to occur of: (i) the date the Board or the Audit Committee of the Board concludes, or reasonably should have concluded, that the Company is required to prepare the Material Financial Restatement or (ii) the date a court, regulator or other legally authorized body directs the Company to prepare the Material Financial Restatement.

4. Exception to Compensation Recovery Requirement

The Company may elect not to recover Erroneously Awarded Compensation pursuant to this Policy if the Committee determines that recovery would be impracticable, and one or more of the following conditions, together with any further requirements set forth in the Applicable Rules, are met: (i) the direct expense paid to a third party, including outside legal counsel, to assist in enforcing this Policy would exceed the amount to be recovered, and the Company has made a reasonable attempt to recover such Erroneously Awarded Compensation; (ii) recovery would cause the Company to violate a law of Israel that was adopted prior to November 28, 2022, and the Company obtains an opinion of Israeli counsel that recovery would result in a violation of such country’s law and provides the opinion to the Exchange; or (iii) recovery would likely cause an otherwise tax-qualified retirement plan to fail to be so qualified under applicable regulations.

5. Tax Considerations

To the extent that, pursuant to this Policy, the Company is entitled to recover any Erroneously Awarded Compensation that is received by a Covered Person, the gross amount received (i.e., the amount the Covered Person received, or was entitled to receive, before any deductions for tax withholding or other payments) shall be returned by the Covered Person.

6. Method of Compensation Recovery

The Committee shall determine, in its sole discretion, the method for recovering Erroneously Awarded Compensation hereunder, which may include, without limitation, any one or more of the following:

a.	requiring reimbursement of cash Incentive-Based Compensation previously paid;

b.	seeking recovery of any gain realized on the vesting, exercise, settlement, sale, transfer or other disposition of any equity-based awards;

c.	cancelling or rescinding some or all outstanding vested or unvested equity-based awards;

d.	adjusting or withholding from unpaid compensation or other set-off;

e.	cancelling or offsetting against planned future grants of equity-based awards; and/or

f.	any other method permitted by applicable law or contract.

Notwithstanding the foregoing, a Covered Person will be deemed to have satisfied such person’s obligation to return Erroneously Awarded Compensation to the Company if such Erroneously Awarded Compensation is returned in the exact same form in which it was received, provided that equity withheld to satisfy tax obligations will be deemed to have been received in cash in an amount equal to the tax withholding payment made.

7. Policy Interpretation

This Policy shall be interpreted in a manner that is consistent with the Applicable Rules and any other applicable law. The Committee shall take into consideration any applicable interpretations and guidance of the SEC in interpreting this Policy, including, for example, in determining whether a financial restatement qualifies as a Material Financial Restatement hereunder. To the extent the Applicable Rules require recovery of Incentive-Based Compensation in additional circumstances besides those specified above, nothing in this Policy shall be deemed to limit or restrict the right or obligation of the Company to recover Incentive-Based Compensation to the fullest extent required by the Applicable Rules.

8. Policy Administration

This Policy shall be administered by the Committee. The Committee shall have such powers and authorities related to the administration of this Policy as are consistent with the governing documents of the Company and applicable law. The Committee shall have full power and authority to take, or direct the taking of, all actions and to make all determinations required or provided for under this Policy and shall have full power and authority to take, or direct the taking of, all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of this Policy that the Committee deems to be necessary or appropriate to the administration of this Policy. The interpretation and construction by the Committee of any provision of this Policy and all determinations made by the Committee under this policy shall be final, binding and conclusive.

9. Compensation Recovery Repayments not Subject to Indemnification

Notwithstanding anything to the contrary set forth in any agreement with, or the organizational documents of, the Company or any of its subsidiaries, Covered Persons are not entitled to indemnification for Erroneously Awarded Compensation or for any claim or losses arising out of or in any way related to Erroneously Awarded Compensation recovered under this Policy.